UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05904

ELFUN MONEY MARKET FUND

(Exact name of registrant as specified in charter)

3001 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Address of principal executive offices) (Zip code)

GE ASSET MANAGEMENT, INC.

3001 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 12/31/10

ITEM 1.	REPORTS TO STOCKHOLDERS.

Elfun Funds

Annual Report

December 31, 2010

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Information on the following performance pages relates to the Elfun Funds.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 800-242-0134 or visit the Funds’ website at http://www.geam.com for the most recent month-end performance data.

A portion of the Elfun Tax-Exempt Income Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (S&P 500 Index), Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE® Index), Barclays Capital U.S. Aggregate Bond Index and the Barclays Capital U.S. Municipal Bond Index are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. MSCI EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first-rate bond market. Barclays Capital U.S. Municipal Bond Index is an unmanaged index comprised of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest. The above indices/measures do not reflect the actual costs of investing in the instruments that comprise each index.

The peer universe of underlying funds used in our peer ranking calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views, expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., member of FINRA, is the principal underwriter and distributor of the Elfun Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

(Unaudited)

Ralph R. Layman

The Elfun International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman (pictured to the left), Paul Nestro, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers’ biographical information beginning on page 116.

Q.	How did the Elfun International Equity Fund perform compared to its benchmark for the twelve-month period ended December 31, 2010?

A.	The Elfun International Equity Fund rose 5.77% in the twelve months ending December 31, 2010. The MSCI EAFE Index, the Fund’s benchmark, returned 7.75% and the Fund’s Morningstar peer group of 851 Foreign Large Blend funds returned an average of 10.25% for the same period.

Q.	What market conditions impacted the Fund performance?

A.	Markets were volatile for much of the year as contradictory forces dampened performance early in the year but gave way to strong gains in the second half. The evolving sovereign debt crisis in Europe negatively affected markets concerned about a growing need for austerity but the persistence of low rates, anecdotal evidence of an improving global economy and strong earnings across the globe pushed stocks higher in all major markets. Similarly, doubts regarding much-needed regulatory reform in the financial sector cast a cloud over markets in the first half but increased clarity from bodies such as the Basel 3 Committee regarding bank capitalization, liquidity and leverage provided much-needed transparency to investors later in the year.

Q.	What were the primary drivers of Fund performance?

A.

Positive impact was seen from holdings in materials, energy stocks and telecom services. The steady rise of commodity prices throughout the year was highly beneficial to metals and mining stocks and fertilizer companies leveraged to rising crop prices. A somewhat different result was seen in energy where despite rising oil prices, a combination of the BP crisis and low natural gas prices saw that sector underperform. An underweight in the underperforming telecom sector was also beneficial for performance. The lion’s share of the negative performance in the portfolio came from holdings in the financial sector, mainly in European banks. Although underweight, the portfolio was hit by the assumption that all European banks would be dragged down by the sovereign debt crisis, although direct exposure to the troubled markets of Greece, Ireland and Portugal

(Unaudited)

was insignificant. Japanese holdings, especially those in the export markets also suffered due to a strong Yen.

Q.	Were there any significant changes to the Fund during the period?

A.	Significant changes occurred during the year, most notably in the information technology and industrial sectors (additions) funded through sales in healthcare, financials, the consumer sectors and utilities. Generally, a growing conviction in a return to economic growth prompted purchases in the more cyclical sectors and disposals in the defensive segment of the portfolio. Stocks in the IT sector appealed for increasing evidence that corporate entities are beginning to spend and industrial companies in Europe gained material advantage from the weakness in the Euro caused by the sovereign debt crisis. While the outlook for the consumer is improving, especially in Emerging Asia, the outlook for consumer staples companies is less robust, as much for valuation reasons than lack of a catalyst. Financials have remained troubled all year with individual stocks in the commercial banking segment paying a steeper price than stocks in insurance for example and particular positions were reduced as a result. Healthcare companies, given the uncertainties surrounding the regulatory environment have offered little appeal and utilities have been challenged by anemic growth and a tough financing environment, despite low rates. The portfolio finished the year overweight IT, materials and industrials, and underweight consumer discretionary, utilities, healthcare, financials and telecom.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchases payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return**	1,000.00	1,247.14	1.81

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,023.32	1.63

*	Expenses are equal to the Fund’s annualized expense ratio of 0.32% (for the period July 1, 2010 - December 31, 2010), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

**	Actual Fund Return for the six-month period ended December 31, 2010 was: 24.71%. Past performance does not guarantee future results.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income by investing principally in foreign securities consistent with prudent investment management and the preservation of capital. The Fund invests at least 80% of its net assets under normal circumstances in equity securities, such as common stock and preferred stocks and invests primarily (meaning at least 65%) in companies in both developed and emerging market countries outside the United States.

Top Ten Largest Holdings

as of December 31, 2010 as a % of Fair Value(b)(c)

Nestle S.A.	2.82%
Siemens AG	2.53%
HSBC Holdings PLC	2.30%
BHP Billiton PLC	2.23%
Potash Corporation of Saskatchewan Inc.	2.16%
Rio Tinto PLC	2.09%
Linde AG	1.88%
Suzuki Motor Corp.	1.85%
BNP Paribas	1.84%
Prudential PLC	1.82%

Sector Allocation

as a % of the Fair Value of $308,798 (in thousands) as of December 31, 2010.(b)(c)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/10

	One Year	Five Year	Ten Year
Number of Funds in peer group	851	648	502
Peer group average annual total return	10.25%	2.58%	2.97%
Morningstar category in peer group: Foreign Large Blend

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2010

(Inception date: 01/01/88)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun International Equity Fund	5.77%	3.31%	4.16%	15,028

MSCI EAFE Index	7.75%	2.46%	3.48%	14,079

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair value basis is inclusive of Short Term Investment in GE Money Market Fund.

See Notes to Performance on page 1 for further information.

Past performance does not predict future performance. The performance shown on the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun International Equity Fund	(in thousands) — December 31, 2010

	Number of Shares	Fair Value

Common Stock — 92.2%†

Australia — 2.2%

Brambles Ltd.	267,312	$1,951
Lynas Corporation Ltd.	1,023,773	2,162	(a)
Paladin Energy Ltd.	515,971	2,607	(a)
		6,720

Brazil — 3.0%

Banco Santander Brasil S.A.	239,900	3,259
Petroleo Brasileiro S.A. ADR	96,913	3,312
Vale S.A. ADR	89,238	2,697	(a)
		9,268

Canada — 4.2%

Kinross Gold Corp.	44,906	855
Potash Corporation of Saskatchewan Inc.	42,936	6,674
Research In Motion Ltd.	53,044	3,100	(a)
Suncor Energy Inc.	62,437	2,405
		13,034

Chile — 0.3%

Sociedad Quimica y Minera de Chile S.A. ADR	16,946	990

China — 1.8%

Baidu Inc. ADR	22,542	2,176	(a)
Bank of China Ltd.	2,708,976	1,432
CSR Corp Ltd.	1,478,539	1,944
		5,552

Denmark — 0.6%

AP Moller - Maersk A/S	200	1,819

France — 10.9%

AXA S.A.	159,013	2,656
BNP Paribas	88,790	5,671
Cap Gemini S.A.	47,421	2,222
Cie Generale d’Optique Essilor International S.A.	73,335	4,740
Credit Agricole S.A.	91,683	1,169
European Aeronautic Defence and Space Company N.V.	100,051	2,341

	Number of Shares	Fair Value

Safran S.A.	72,634	$2,582
Schneider Electric S.A.	33,411	5,020
Total S.A.	59,580	3,169
Veolia Environnement S.A.	73,434	2,155
Vinci S.A.	37,313	2,036
		33,761

Germany — 11.2%

Adidas AG	33,524	2,199
Bayer AG	34,808	2,582
Daimler AG	52,972	3,605
Deutsche Boerse AG	56,415	3,920
Linde AG	38,182	5,816
Metro AG	59,834	4,325
SAP AG	42,202	2,157
Siemens AG	62,780	7,807
ThyssenKrupp AG	51,302	2,132
		34,543

Hong Kong — 1.6%

AIA Group Ltd.	457,927	1,287	(a)
Esprit Holdings Ltd.	226,067	1,073
Hutchison Whampoa Ltd.	266,048	2,745
		5,105

India — 1.2%

Larsen & Toubro Ltd.	62,728	2,775
Power Grid Corporation of India Ltd.	404,897	890
		3,665

Ireland — 0.6%

CRH PLC	83,627	1,756

Italy — 1.3%

ENI S.p.A.	51,043	1,119
UniCredit S.p.A.	1,334,928	2,772
		3,891

Japan — 13.7%

Daikin Industries Ltd.	52,000	1,845
FANUC Corp.	16,500	2,537
Mitsubishi Corp.	95,000	2,575
Mitsubishi Estate Company Ltd. (REIT)	89,946	1,670

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun International Equity Fund	(in thousands) — December 31, 2010

	Number of Shares	Fair Value

Mitsubishi UFJ Financial Group Inc.	570,269	$3,087
Nomura Holdings Inc.	646,413	4,105
SMC Corp.	13,800	2,367
Sony Financial Holdings Inc.	896	3,629
Sumitomo Metal Industries Ltd.	1,410,923	3,479
Sumitomo Realty & Development Company Ltd. (REIT)	59,000	1,411
Suzuki Motor Corp.	232,031	5,722
Taiyo Nippon Sanso Corp.	162,977	1,441
The Bank of Yokohama Ltd.	420,007	2,180
Toyota Motor Corp.	70,482	2,798
Unicharm Corp.	92,700	3,692
		42,538

Mexico — 0.8%

America Movil SAB de C.V. ADR	41,120	2,358

Netherlands — 2.8%

Koninklijke Ahold N.V.	126,756	1,679
Koninklijke Philips Electronics N.V.	159,899	4,917
Unilever N.V., CVA	66,944	2,093
		8,689

Russian Federation — 0.5%

Mobile Telesystems OJSC ADR	74,460	1,554

South Africa — 0.9%

MTN Group Ltd.	133,297	2,708

South Korea — 1.5%

Samsung Electronics Company Ltd.	5,480	4,582

Spain — 2.4%

Banco Santander S.A.	443,639	4,718	(h)
Telefonica S.A.	125,616	2,859
		7,577

Sweden — 0.7%

Telefonaktiebolaget LM Ericsson	198,031	2,302

	Number of Shares	Fair Value

Switzerland — 7.9%

Credit Suisse Group AG	83,744	$3,384
Nestle S.A.	148,513	8,723
Novartis AG	56,950	3,357
Roche Holding AG	23,066	3,390
Syngenta AG	13,470	3,952
Zurich Financial Services AG	5,953	1,547
		24,353

Taiwan — 2.8%

Delta Electronics Inc.	571,000	2,791
Taiwan Semiconductor Manufacturing Company Ltd.	2,157,400	5,254
Taiwan Semiconductor Manufacturing Company Ltd. ADR	43,822	550
		8,595

United Kingdom — 19.3%

Autonomy Corporation PLC	75,375	1,776	(a)
BG Group PLC	194,844	3,954
BHP Billiton PLC	172,260	6,880	(h)
Diageo PLC	68,417	1,269
G4S PLC	512,431	2,055
HSBC Holdings PLC	696,782	7,103
Lloyds Banking Group PLC	3,467,287	3,567	(a)
National Grid PLC	418,884	3,627
Prudential PLC	537,808	5,625
Reckitt Benckiser Group PLC	72,678	4,011
Rio Tinto PLC	91,993	6,462
Royal Dutch Shell PLC	160,877	5,386
Tesco PLC	575,271	3,828
The Capita Group PLC	160,987	1,756
Vodafone Group PLC	997,263	2,589
		59,888

Total Common Stock (Cost $249,250)		285,248

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun International Equity Fund	(in thousands) — December 31, 2010

	Number of Shares	Fair Value

Preferred Stock — 2.5%

Fresenius SE	30,370	$2,610
Volkswagen AG	31,152	5,074

Total Preferred Stock (Cost $5,443)		7,684
Other Investments — 0.0%*

GEI Investment Fund (Cost $99)		94	(k)

Total Investments in Securities (Cost $254,792)		293,026
Short-Term Investments — 5.1%

Short-Term Investments — 4.5%
GE Money Market Fund Institutional Class
0.00%		13,822	(d,k)

		Principal Amount

Time Deposit — 0.6%

State Street Corp.
0.01%	01/03/11	$1,950	1,950	(e)
Total Short-Term Investments (Cost $15,772)			15,772

Total Investments (Cost $270,564)			308,798

Other Assets and Liabilities net — 0.2%			675

NET ASSETS—100.0%			$309,473

Other Information

The Fund had the following long futures contracts open at December 31, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)

DJ Euro Stoxx 50 Index Futures	March 2011	134	$5,023	$(132)

FTSE 100 Index Futures	March 2011	50	4,613	(33)

Topix Index Futures	March 2011	22	2,430	(9)

				$(174)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun International Equity Fund	December 31, 2010

(Unaudited)

The Fund was invested in the following categories at December 31, 2010 as a % of Fair Value:

Industry
Diversified Financial Services	10.61%
Integrated Oil & Gas	6.26%
Automobile Manufacturers	5.57%
Diversified Metals & Mining	5.02%
Industrial Conglomerates	5.01%
Fertilizers & Agricultural Chemicals	3.76%
Packaged Foods & Meats	3.50%
Life & Health Insurance	3.41%
Semiconductors	3.36%
Pharmaceuticals	3.02%
Wireless Telecommunication Services	2.98%
Steel	2.69%
Household Products	2.49%
Industrial Gases	2.35%
Multi-Utilities	1.87%
Food Retail	1.78%
Communications Equipment	1.75%
Electrical Components & Equipment	1.63%
Aerospace & Defense	1.59%
Industrial Machinery	1.59%
Construction & Engineering	1.56%
Healthcare Supplies	1.54%
Hypermarkets & Super Centers	1.40%
Multi-Line Insurance	1.36%
Investment Banking & Brokerage	1.33%
Application Software	1.27%
Specialized Finance	1.27%
Diversified Capital Markets	1.10%
Diversified Real Estate Activities	1.00%

Integrated Telecommunication Services	0.93%
Electronic Components	0.90%
Healthcare Services	0.85%
Coal & Consumable Fuels	0.84%
Trading Companies & Distributors	0.83%
IT Consulting & Other Services	0.72%
Apparel, Accessories & Luxury Goods	0.71%
Internet Software & Services	0.71%
Regional Banks	0.71%
Security & Alarm Services	0.67%
Construction & Farm Machinery & Heavy Trucks	0.63%
Diversified Support Services	0.63%
Building Products	0.60%
Marine	0.59%
Construction Materials	0.57%
Human Resource & Employment Services	0.57%
Distillers & Vintners	0.41%
Apparel Retail	0.35%
Electric Utilities	0.29%
Gold	0.28%

94.86%

Short-Term and Other Investments
Short-Term	5.11%
Other Investments	0.03%

5.14%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

David B. Carlson

The Elfun Trusts is managed by David B. Carlson. See portfolio managers’ biographical information beginning on page 116.

Q.	How did the Elfun Trusts Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2010?

A.	The Elfun Trusts had a return of 13.07% for the twelve-month period ended December 31, 2010. The S&P 500 Index returned 15.06%, while the Fund’s Morningstar peer group of 1,771 US Large-Cap Growth funds returned 15.40% over the same period.

Q.	What market conditions impacted the Fund performance?

A.	While the market posted a nice gain for the year, it was a roller-coaster ride as the year unfolded. The market rose in the first quarter, then plunged in the second as European sovereign debt fears flared. The market meandered in the third quarter and then finished strong in the fourth as economic indicators improved. Aggregate earnings rose at a double-digit pace for the year, in line with stock prices, leaving the price/earnings ratio (P/E) essentially unchanged for the year. Earnings estimates by Wall Street analysts were gradually revised higher throughout the year.

The cyclical sectors were the strongest performers with consumer-cyclical, industrial, and materials sectors all up in excess of 20%. Technology was an exception, rising only 10% for the year.

Other sectors lagging the market included healthcare, up 3% and utilities, up 6%.

Q.	What were the primary drivers of Fund performance?

A.	Technology is the largest sector overweight in Elfun Trusts comprising about 31% of the portfolio. Despite improving industry conditions, tech stocks lagged the market, especially the large cap tech bellwethers such as Cisco and Microsoft. Overall, Elfun Trusts’ tech holding rose 9% for the year, underperforming the market. We had a wide range of performance in our tech holdings with Baidu (+135%) and Intuit (+60%) the best performers and Visa (-19%) and Cisco (-16%) the worst performers. Most tech companies met or exceeded their earnings expectations, but negative sentiment around long term growth rates weighed on the valuations.

The second largest weighting in the portfolio is the consumer-discretionary sector, comprising about 17% of the portfolio. Holdings in this sector rose 32%, positively contributing to overall results. Liberty Global was the best performer in this sector with a gain of 55%. The energy and materials sectors outperformed the market, but Elfun Trusts was underweighed in these sectors.

Q.	Were there any significant changes to the Fund during the period?

(Unaudited)

A.	We ended the year with 51 stocks in the portfolio, coincidently the same as last year, but we added 8 new names and eliminated 8 over the course of the year. Portfolio turnover remains low, coming in at 13% for the year. New positions include Apple (better late than never), Praxair, Discovery Holdings, Sirius XM Radio, and Covidien. We eliminated Transocean after the rig explosion in the gulf in April. Other sales include Berkshire-Hathaway, Medtronic, and Corning. Overall, the portfolio still consists of high quality, above-average growers with strong financial characteristics. We continue to be overweighted in the tech sector due to its global reach, above-average growth, strong balance sheets, and attractive valuation.

Q.	What is your outlook for the Fund for this year?

A.	We have a constructive view of the market at the start of the year. Stimulus remains strong, both fiscal and monetary, and estimates of economic growth have been revised up in recent months.

But the macro fears are still significant and will result in continued market volatility. Topping our list of worries are the sovereign debt woes of Europe, the massive fiscal deficit in the US, and the fragile US consumer. Corporate America is in good shape, with strong balance sheets and free cash flow, but global macro issues will likely flare up and negatively impact the US stock market. In a market that will be buffeted by macro concerns, we will continue to focus on high quality companies that can innovate and grow at above-average rates over the long term.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchases payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return**	1,000.00	1,231.75	1.18

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,023.87	1.07

*	Expenses are equal to the Fund’s annualized expense ratio of 0.21% (for the period July 1, 2010 - December 31, 2010), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

**	Actual Fund Return for the six-month period ended December 31, 2010 was: 23.18%. Past performance does not guarantee future results.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income by investing in equity securities of U.S. companies, such as common and preferred stocks.

Top Ten Largest Holdings

as of December 31, 2010 as a % of Fair Value(b)(c)

Schlumberger Ltd.	4.82%
QUALCOMM Inc.	4.43%
The Western Union Co.	4.04%
PepsiCo Inc.	3.96%
Dover Corp.	3.95%
DIRECTV	3.64%
Bed Bath & Beyond Inc.	3.58%
CME Group Inc.	3.53%
Liberty Global Inc.	3.39%
Amgen Inc.	3.33%

Sector Allocation

as a % of the Fair Value of $1,731,905 (in thousands) as of December 31, 2010.(b)(c)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/10

	One Year	Five Year	Ten Year
Number of Funds in peer group	1771	1589	1299
Peer group average annual total return	15.40%	2.22%	-0.69%
Morningstar category in peer group: Large Growth

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2010

(Inception date: 05/27/35)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun Trusts	13.07%	3.28%	1.70%	11,837

S&P 500 Index	15.06%	2.29%	1.41%	11,508

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair value basis is inclusive of Short Term Investment in GE Money Market Fund.

See Notes to Performance on page 1 for further information.

Past performance does not predict future performance. The performance shown on the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Trusts	(in thousands) — December 31, 2010

	Number of Shares	Fair Value

Common Stock — 97.1%†

Application Software — 1.4%

Intuit Inc.	510,000	$25,143	(a)

Asset Management & Custody Banks — 3.1%

State Street Corp.	1,170,000	54,218	(e)

Biotechnology — 3.8%

Amgen Inc.	1,050,000	57,645	(a)
Gilead Sciences Inc.	220,000	7,973	(a)
		65,618

Broadcasting — 0.3%

Discovery Communications Inc.	140,000	5,137	(a)

Cable & Satellite — 9.5%

Comcast Corp.	1,850,000	38,498
DIRECTV	1,580,000	63,089	(a)
Liberty Global Inc.	1,730,000	58,630	(a)
Sirius XM Radio Inc.	3,000,000	4,920	(a)
		165,137

Communications Equipment — 7.7%

Cisco Systems Inc.	1,900,000	38,437	(a)
QUALCOMM Inc.	1,550,000	76,709
Research In Motion Ltd.	300,000	17,439	(a)
		132,585

Computer Hardware — 3.3%

Apple Inc.	175,000	56,448	(a)

Data Processing & Outsourced Services — 9.7%

Automatic Data Processing Inc.	225,000	10,413
Paychex Inc.	1,350,000	41,729
The Western Union Co.	3,770,000	70,009
Visa Inc.	650,000	45,747
		167,898

Diversified Financial Services — 1.0%

JPMorgan Chase & Co.	420,000	17,816

	Number of Shares	Fair Value

Diversified Support Services — 1.2%

Iron Mountain Inc.	800,000	$20,008

Electronic Manufacturing Services — 0.9%

Molex Inc.	870,000	16,417

Environmental & Facilities Services — 0.2%

Stericycle Inc.	45,000	3,641	(a)

Fertilizers & Agricultural Chemicals — 2.6%

Monsanto Co.	650,000	45,266

Healthcare Equipment — 1.4%

Becton Dickinson and Co.	110,000	9,297
Covidien PLC	340,000	15,524
		24,821

Healthcare Facilities — 0.6%

VCA Antech Inc.	430,000	10,015	(a)

Healthcare Services — 4.1%

Express Scripts Inc.	800,000	43,240	(a)
Lincare Holdings Inc.	1,020,000	27,367
		70,607

Healthcare Supplies — 0.1%

DENTSPLY International Inc.	60,000	2,050

Home Improvement Retail — 2.3%

Lowe’s Companies Inc.	1,580,000	39,626

Homebuilding — 0.1%

MDC Holdings Inc.	60,000	1,726

Homefurnishing Retail — 3.6%

Bed Bath & Beyond Inc.	1,260,000	61,929	(a)

Hotels, Resorts & Cruise Lines — 2.0%

Carnival Corp.	760,000	35,044

Industrial Gases — 0.4%

Praxair Inc.	70,000	6,683

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Trusts	(in thousands) — December 31, 2010

	Number of Shares	Fair Value

Industrial Machinery — 3.9%

Dover Corp.	1,170,000	$68,387

Integrated Oil & Gas — 1.8%

Exxon Mobil Corp.	300,000	21,936
Suncor Energy Inc.	220,000	8,424
		30,360

Internet Software & Services — 4.4%

Baidu Inc. ADR	400,000	38,612	(a)
eBay Inc.	1,350,000	37,571	(a)
		76,183

Investment Banking & Brokerage — 2.8%

The Goldman Sachs Group Inc.	285,000	47,926

Life & Health Insurance — 1.5%

Aflac Inc.	450,000	25,393

Oil & Gas Equipment & Services — 4.8%

Schlumberger Ltd.	1,000,000	83,500

Pharmaceuticals — 2.6%

Abbott Laboratories	220,000	10,540
Hospira Inc.	50,000	2,784	(a)
Johnson & Johnson	500,000	30,925
		44,249

Property & Casualty Insurance — 0.7%

Alleghany Corp.	38,000	11,642	(a)

Real Estate Services — 2.1%

CB Richard Ellis Group Inc. (REIT)	1,800,000	36,864	(a)

Soft Drinks — 4.0%

PepsiCo Inc.	1,050,000	68,597

Specialized Finance — 3.5%

CME Group Inc.	190,000	61,132

	Number of Shares	Fair Value

Specialty Chemicals — 0.4%

Ecolab Inc.	150,000	$7,563

Systems Software — 3.2%

Microsoft Corp.	2,000,000	55,840

Wireless Telecommunication Services — 2.1%

American Tower Corp.	700,000	36,148	(a)

Total Common Stock (Cost $1,293,261)		1,681,617
Other Investments — 0.0%*

GEI Investment Fund (Cost $457)		435	(k)

Total Investments in Securities (Cost $1,293,718)		1,682,052
Short-Term Investments — 2.9%
GE Money Market Fund Institutional
Class 0.00%		49,853	(d,k)
(Cost $49,853)

Total Investments (Cost $1,343,571)		1,731,905

Liabilities in Excess Of Other Assets, net — (0.0)%*		(189)

NET ASSETS — 100.0%		$1,731,716

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

Paul M. Colonna	Greg Hartch

Ralph R. Layman	Thomas R. Lincoln

Diane M. Wehner	David Wiederecht

The Elfun Diversified Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Greg Hartch, Ralph R. Layman, Thomas R. Lincoln, Diane M. Wehner and David Wiederecht. Mr. Hartch and Mr. David Wiederecht are each vested with oversight authority for determining asset allocations for the Fund, while each of the other portfolio managers is responsible for managing one of four sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. The sub-portfolios underlying this Fund are managed independently of each other and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objectives. See portfolio managers’ biographical information beginning on page 116.

Q.	How did the Elfun Diversified Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2010?

A.	For the twelve-month period ended December 31, 2010, the Elfun Diversified Fund returned 9.98%. The Fund’s broad based benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 15.06% and 6.54%, respectively. The Fund’s Morningstar peer group of 1098 U.S. Moderate Allocation funds returned an average of 11.73% for the same period.

(Unaudited)

Q.	What market conditions impacted the performance of the Fund and what were the primary drivers of Fund performance?

A.	The absolute performance of the Fund for the twelve-month period ended December 31, 2010 was primarily driven by the Fund’s allocation to U.S. and international equity markets and fixed income markets. The Fund’s top performing asset classes were its exposure to mid cap and small cap U.S. equity markets which posted gains of 27.0% and 26.8% in 2010. All other asset classes provided positive returns, although International equities lagged U.S. large cap equities by several hundred basis points and cash produced only a nominal return.

The Fund has traditionally had a higher allocation to international equities than its peer group. In 2010, the underperformance of international equities relative to U.S. equities was a key driver in the performance of the Fund relative to its peer group. Other factors that contributed to the relative performance were (i) positive contributions from allocations to mid cap and small cap U.S. equity markets; (ii) negative contributions from security selection within several of the Fund’s equity strategies which underperformed their benchmarks; and (iii) positive contributions from security selection within the Fund’s fixed income and U.S. mid cap strategies which outperformed their benchmarks.

As of December 31, 2010, the Fund’s four largest allocations by asset class were: (i) fixed income core plus (30.7% of the Fund; benchmark Barclays Capital U.S. Aggregate), (ii) U.S. large cap equities (27.1% of the Fund; benchmark S&P 500), (iii) international equities (22.4% of the Fund; benchmark MSCI EAFE), and (iv) U.S. mid cap equities (11.2% of the Fund; benchmark Russell Mid

Cap). A summary of these four markets and their contribution to performance are summarized below.

Fixed Income Markets and Performance

The fixed income market benefited from both declining interest rates and spread compression over the last fiscal period, producing positive price returns which added to income generated from coupon interest. U.S. 2-year and 10-year Treasury note yields ended the year at 0.59% and 3.29% respectively, down 54 basis points each. The U.S. 30-year bond finished the year yielding 4.33%, down 31 basis points. As the U.S. economy recovered in 2010 and growth expectations for 2011 picked up, non-treasury securities outperformed treasury securities during the period due to tightening spreads. The Barclays Capital U.S. Credit Index yield spread narrowed 11 basis points, which contributed to a total return of 8.47% last year, while the broader Barclays Capital U.S. Aggregate Index returned 6.54%. Commercial mortgage-backed securities experienced the largest spread compression and led all sectors with an annual return of 20.4%. Yield spreads on high yield and emerging market debt also narrowed contributing to double digit returns for both (BC High Yield Index returned 15.12% and JPM EMBI-GD Index returned 12.24%).

The Fund’s fixed income core plus strategy allocation returned 8.01%, outperforming its benchmark by 1.47%. The largest contributor to the fixed income allocation’s performance on an absolute basis and relative to its benchmark was the overweight positions in investment grade credit and commercial mortgage-backed securities plus non-index allocations to high yield and emerging market debt. Security selection within the agency

(Unaudited)

and commercial MBS sectors added value as did an overweight in financial versus non-corporate issuers in investment grade credit. Duration positioning had a negative effect on performance, primarily in April and May when the fund’s duration was shorter than that of the benchmark and U.S. interest rates fell significantly in a flight to quality away from risky assets brought on by the fiscal crises among the European peripheral countries, namely Greece, Ireland, Portugal and Spain.

U.S Large Cap Equity Markets and Performance

2010’s 15% advance did not feel like an easy climb for the S&P 500, amid ongoing debate around the durability of the economic expansion. Indeed, all U.S. equity indices were in negative territory at mid-year and over much of the summer, beset by concerns about the European debt crisis, persistently high unemployment levels and skyrocketing government debt. However, reassurances that the Fed would purchase additional treasury bonds in a $600B “quantitative easing-2” program ignited a mighty second-half rally. In this environment, cyclical sectors generally outperformed, while defensive sectors lagged. For the year, the S&P 500 consumer discretionary, industrials, materials and energy each advanced over 20%, while health care, utilities and IT lagged.

2010 was a challenging investment environment for large cap, high quality investors. Small and mid cap companies led—typical in the early innings of economic recovery. Smaller companies also benefitted from increased M&A activity as larger companies looked to spend excess balance sheet cash on strategic acquisitions. Low quality also outperformed high quality, with an approximately 22% increase in S&P 500 C-rated companies, while the high-quality A-rated companies rose only 15%.

Our large cap equity portfolio managers generally prefer to invest in high quality companies, and acknowledge that relative performance may be challenged in the early stages of an economic recovery, when higher-risk (i.e., lower quality) companies get re-rated. We continue to believe that higher quality companies make the best long-term investments, and a diversified portfolio of high quality large caps has the potential to outperform over a full market cycle.

Amid the year’s uncertainties, correlations of performance among S&P 500 stocks reached levels unseen since the Great Depression. It was difficult for the active manager to differentiate as top-down factors moved the markets, with fundamentals largely ignored. For example, Microsoft achieved and raised earnings estimates throughout the year, yet suffered severe multiple contraction. This seeming disconnect between fundamentals, valuations and performance created a source of frustration for many large-cap active managers.

In 2010, the Fund had significant allocations to two U.S. large cap equity strategies, large cap growth and U.S. core, both of which underperformed the S&P 500 Index. U.S. large cap growth returned 9.68%, underperforming by 5.38% while U.S. core returned 12.54%, underperforming by 2.52%.

International Equity Markets and Performance

Markets were volatile for much of the year as contradictory forces dampened performance early in the year but gave way to strong gains in the second half. The evolving sovereign debt crisis in Europe negatively affected markets concerned about a growing need for austerity but the persistence of low rates, anecdotal evidence of an improving global economy and strong earnings

(Unaudited)

across the globe pushed stocks higher in all major markets. Similarly, doubts regarding much-needed regulatory reform in the financial sector cast a cloud over markets in the first half but increased clarity from bodies such as the Basel 3 Committee regarding bank capitalization, liquidity and leverage provided much-needed transparency to investors later in the year.

The Fund’s allocation to international equity returned 6.15% while the MSCI EAFE benchmark returned 7.75%. Positive impact was seen from holdings in materials, energy stocks and telecom services. The steady rise of commodity prices throughout the year was highly beneficial to metals and mining stocks and fertilizer companies leveraged to rising crop prices. A somewhat different result was seen in energy where despite rising oil prices, a combination of the BP crisis and low natural gas prices saw that sector underperform. An underweight in the underperforming telecom sector was also beneficial for performance.

Most of the negative performance in the portfolio came from holdings in the financial sector, mainly in European banks. Although underweight, the portfolio was hit by the assumption that all European banks would be dragged down by the sovereign debt crisis, although direct exposure to the troubled markets of Greece, Ireland and Portugal was insignificant. Japanese holdings, especially those in the export markets also suffered due to a strong Yen.

U.S. Mid Cap Equity Markets and Performance

In general, correlations of performance among midcap stocks reached historically high levels in 2010. It was difficult for active managers to differentiate as top-down factors moved the markets, with fundamentals largely ignored. An offset to this lack of differentiation has increased M&A activity as larger companies looked to spend excess balance sheet cash on strategic acquisitions. The Fund benefited from consolidation with several companies being acquired in the latter part of the year. Growth stocks outperformed Value by a small margin during the year which helped performance given our skew towards companies with growth-at-a-reasonable-price. From a sector perspective, information technology, though it underperformed the overall market was the most additive to performance due to good stock selection. Meanwhile, though new investments in the industrial and basic materials sectors participated in the year-end rally, performance was dominated by lower quality, higher beta, more cyclical companies. Finally, within the financial sector our underweight in regional banks/thrifts detracted from performance along with underperformance in individual stocks within the insurance and exchanges industries.

The Fund’s allocation to mid cap stocks returned 27.0%, outperforming the Russell Mid Cap Index which returned 25.5% during the twelve-month period, due to solid stock selection within the information technology, utilities, and consumer staples sectors. Within information technology, several software names meaningfully outperformed the overall market. Specifically, Rovi Corporation (+95%) benefited as investors continue to recognize its strong technology position and view the company as a play on the future of digital entertainment and connected devices. Citrix Systems (+65%) performed well as the company benefited from the trend towards desktop virtualization. Arcsight Inc. (+65%) a developer of security software was acquired by Hewlett

(Unaudited)

Packard. Also, within information technology, the Fund was positively impacted by Baidu (+135%), a Chinese internet search engine company which benefited from its dominant position within the fast-growing Chinese internet industry. The Fund’s underweight in the utility sector along with good stock selection added to Fund performance with investments such as Northeast Utilities (+28%). Consumer staple stocks were also strong contributors. For example, Mead Johnson Nutrition (+45%), a global leader in the pediatric-nutrition market, outperformed in part due to its large exposure to emerging markets and its attractiveness as a takeout candidate.

Detracting from performance were some of our more defensive investments within the industrial, materials, and financial sectors. Within the industrial sector, Alliant Techsystems (-16%) detracted from performance amid ongoing concerns about its NASA contract and its exposure to defense budgets. In the financial sector, diversified insurance company HCC (+6%) lagged, as overall pricing in the property and casualty industry remains under pressure. Among banks, People’s United Financial (-12%) is considered one of the highest quality thrifts in the industry having avoided the missteps of its competition in the residential real estate debacle. With an increased appetite for risk, investors favored lower quality regional banks with more leverage to an economic recovery. Meanwhile, basic materials company Monsanto (-13%) corrected as the company restructured its chemical business in response to overcapacity and competitive pricing resulting in a near-term hit to earnings.

As of December 31, 2010, the Fund also had smaller allocations to emerging market equities,

small cap U.S. equities, REITs, and cash. None of these allocations exceeded 5% of the Fund as of December 31, 2010.

Q.	Were there any significant changes to the Fund during the period?

A.

During the past year, we did make certain tactical changes to the Fund. As the year progressed and we became more confident that the economy would avoid a double dip, we gradually reduced cash in the portfolio, increasing both equity and fixed income allocations. In September, we made a tactical decision to reduce our exposure slightly to emerging market equities in favor of U.S. large cap equities on the belief that a stronger U.S. recovery would result in U.S. equities outperforming in the 4th quarter of 2010. This change also added to performance as U.S. equities outperformed emerging market equities. In November, we added a 1% real estate exposure to the Fund in the form of a REIT ETF. The allocation to REITs returned 4.1% from funding to year end. Finally, in mid December, we added a third U.S. equity large cap strategy, equity yield at a 4% allocation, on the belief that companies with higher existing dividends or with dividends that are likely to grow will outperform in 2011. As of December 31, 2010, the Fund was overweight equities with 67.5% of the Fund invested in equity strategies.

Finally, Judy Studer, GEAM’s Chief Marktet Strategist and portfolio manager responsible for asset allocation for the Fund, retired from GE Asset Management as of December 31, 2010. She is replaced by David Wiederecht, President and CIO of Investment Strategies for GEAM and Greg Hartch, Senior Vice President, Tactical Asset Allocation and Total Return Fund Portfolio Manager, starting January 1, 2011.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchases payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section,

together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “ Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return**	1,000.00	1,165.73	2.62

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,022.54	2.45

*	Expenses are equal to the Fund’s annualized expense ratio of 0.48% (for the period July 1, 2010 - December 31, 2010), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

**	Actual Fund Return for the six-month period ended December 31, 2010 was: 16.57%. Past performance does not guarantee future results.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek the highest total return consistent with prudent investment management and the preservation of capital (total return includes both income and capital appreciation) by investing primarily in a combination of U.S. and foreign equity and debt securities and cash.

Top Ten Largest Holdings

as of December 31, 2010 as a % of Fair Value(b)(c)

U.S. Treasury Notes 3.00%, 08/15/20	2.77%
FNMA, 4.50%, TBA.	1.91%
FNMA, 4.50%, 05/01/18 - 11/01/40	1.81%
U.S. Treasury Bonds 3.88%, 08/15/40	1.55%
FNMA, 5.00%, TBA.	1.03%
Vanguard REIT ETF	0.99%
Microsoft Corp.	0.90%
FNMA 5.00%, 07/01/20 - 11/01/40	0.85%
FNMA 4.00%, 05/01/19 - 10/01/40	0.81%
FNMA 4.00%, 10/01/40	0.78%

Sector Allocation

as a % of the Fair Value of $235,991 (in thousands) as of December 31, 2010.(b)(c)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/10

	One Year	Five Year	Ten Year
Number of Funds in peer group	1098	858	645
Peer group average annual total return	11.73%	3.24%	3.03%
Morningstar category in peer group: Moderate Allocation

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2010

(Inception date: 01/01/88)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun Diversified Fund	9.98%	3.15%	3.53%	14,155

S&P 500® Index	15.06%	2.29%	1.41%	11,508

Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%	17,633

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair value basis is inclusive of Short Term Investment in GE Money Market Fund.

See Notes to Performance on page 1 for further information.

Past performance does not predict future performance. The performance shown on the graph and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Diversified Fund	(in thousands) — December 31, 2010

	Number of Shares	Fair Value

Domestic Equity — 35.1%†

Advertising — 0.5%

Omnicom Group Inc.	24,136	$1,105

Aerospace & Defense — 0.7%

Alliant Techsystems Inc.	4,311	321	(a)
Hexcel Corp.	23,026	417	(a)
Honeywell International Inc.	15,543	826
Rockwell Collins Inc.	1,453	85
		1,649

Agricultural Products — 0.1%

Archer-Daniels-Midland Co.	6,680	201

Air Freight & Logistics — 0.1%

FedEx Corp.	1,789	166
UTi Worldwide Inc.	5,987	127
		293

Apparel Retail — 0.1%

Urban Outfitters Inc.	7,393	265	(a)

Apparel, Accessories & Luxury Goods — 0.2%

Coach Inc.	8,736	483

Application Software — 0.3%

Blackboard Inc.	5,402	223	(a)
Citrix Systems Inc.	6,201	424	(a)
		647

Asset Management & Custody Banks — 1.5%

Affiliated Managers Group Inc.	5,020	498	(a)
Ameriprise Financial Inc.	8,337	480
Franklin Resources Inc.	374	42
Invesco Ltd.	37,085	893
State Street Corp.	28,029	1,299	(e)
The Bank of New York Mellon Corp.	9,722	294
		3,506

Automobile Manufacturers — 0.2%

O’Reilly Automotive Inc.	6,529	394

	Number of Shares	Fair Value

Biotechnology — 1.4%

Alexion Pharmaceuticals Inc.	3,324	$268	(a)
Amgen Inc.	21,639	1,188	(a)
Gilead Sciences Inc.	32,970	1,195	(a)
Human Genome Sciences Inc.	6,894	165	(a)
Incyte Corp Ltd.	9,571	159	(a)
Vertex Pharmaceuticals Inc.	6,702	235	(a)
		3,210

Brewers — 0.0%*

Molson Coors Brewing Co.	1,403	70

Broadcasting — 0.1%

Discovery Communications Inc.	6,571	254	(a)

Cable & Satellite — 0.5%

DIRECTV	17,133	684	(a)
Liberty Global Inc.	16,154	548	(a)
		1,232

Casinos & Gaming — 0.1%

Penn National Gaming Inc.	9,650	339	(a)

Coal & Consumable Fuels — 0.1%

Peabody Energy Corp.	4,830	309

Communications Equipment — 1.3%

Cisco Systems Inc.	48,864	988	(a)
Juniper Networks Inc.	11,683	431	(a)
QUALCOMM Inc.	33,561	1,661
		3,080

Computer Hardware — 0.6%

Apple Inc.	4,064	1,311	(a)
Hewlett-Packard Co.	4,051	171
		1,482

Computer Storage & Peripherals — 0.2%

Synaptics Inc.	12,612	371	(a)

Construction & Engineering — 0.1%

Quanta Services Inc.	7,898	157	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

	Number of Shares	Fair Value

Construction & Farm Machinery & Heavy Trucks — 0.3%

Cummins Inc.	2,110	$232
Deere & Co.	4,543	378
		610

Consumer Finance — 0.1%

American Express Co.	4,749	204

Data Processing & Outsourced Services — 0.8%

Automatic Data Processing Inc.	1,403	65
The Western Union Co.	47,545	883
Visa Inc.	11,918	839
		1,787

Department Stores — 0.0%*

Macy’s Inc.	4,456	113

Distributors — 0.0%*

Genuine Parts Co.	1,518	78

Diversified Chemicals — 0.0%*

EI du Pont de Nemours & Co.	1,751	87

Diversified Financial Services — 0.9%

Bank of America Corp.	24,005	320
Citigroup Inc.	36,684	174	(a)
JPMorgan Chase & Co.	23,334	990
US BanCorp	5,249	142
Wells Fargo & Co.	16,546	513
		2,139

Diversified Metals & Mining — 0.1%

Freeport-McMoRan Copper & Gold Inc.	1,841	221

Diversified Support Services — 0.1%

Iron Mountain Inc.	7,281	182

Drug Retail — 0.0%*

CVS Caremark Corp.	2,684	93

Electric Utilities — 0.7%

Edison International	3,830	147

	Number of Shares	Fair Value

Entergy Corp.	1,491	$106
ITC Holdings Corp.	10,769	667
NextEra Energy Inc.	2,778	144
Northeast Utilities	12,782	407
Southern Co.	2,992	114
		1,585

Electrical Components & Equipment — 0.3%

Cooper Industries PLC	9,241	539
Emerson Electric Co.	3,039	174
		713

Electronic Components — 0.1%

Corning Inc.	7,523	145

Environmental & Facilities Services — 0.1%

Stericycle Inc.	1,544	125	(a)

Fertilizers & Agricultural Chemicals — 0.5%

Intrepid Potash Inc.	7,547	281	(a)
Monsanto Co.	12,977	903
		1,184

Food Distributors — 0.0%*

Sysco Corp.	2,572	76

General Merchandise Stores — 0.5%

Dollar General Corp.	6,970	214	(a)
Target Corp.	13,754	827
		1,041

Healthcare Distributors — 0.0%*

Cardinal Health Inc.	2,684	103

Healthcare Equipment — 1.0%

Becton Dickinson and Co.	775	66
Covidien PLC	20,970	958
Gen-Probe Inc.	4,148	242	(a)
Masimo Corp.	13,467	391
ResMed Inc.	16,158	560	(a)
		2,217

Healthcare Services — 0.8%

Catalyst Health Solutions Inc.	9,662	449	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

	Number of Shares	Fair Value

Express Scripts Inc.	20,943	$1,132	(a)
Medco Health Solutions Inc.	1,372	84	(a)
Omnicare Inc.	7,812	198
		1,863

Healthcare Technology — 0.1%

MedAssets Inc.	13,594	274	(a)

Home Entertainment Software — 0.2%

Activision Blizzard Inc.	32,295	402

Home Improvement Retail — 0.5%

Home Depot Inc.	3,273	115
Lowe’s companies Inc.	45,358	1,137
		1,252

Homebuilding — 0.1%

MDC Holdings Inc.	4,734	136

Homefurnishing Retail — 0.2%

Bed Bath & Beyond Inc.	9,693	476	(a)

Hotels, Resorts & Cruise Lines — 0.2%

Carnival Corp.	9,197	424
Marriott International Inc.	2,392	99
		523

Household Products — 0.5%

Clorox Co.	5,581	353
Kimberly-Clark Corp.	1,852	117
The Procter & Gamble Co.	11,160	718
		1,188

Hypermarkets & Super Centers — 0.0%*

Wal-Mart Stores Inc.	1,904	103

Independent Power Producers & Energy Traders — 0.1%

Calpine Corp.	4,861	65	(a)
The AES Corp.	5,249	64	(a)
		129

Industrial Conglomerates — 0.0%*

3M Co.	725	63

	Number of Shares	Fair Value

Industrial Gases — 0.5%

Praxair Inc.	12,177	$1,162

Industrial Machinery — 0.3%

Eaton Corp.	1,808	183
Harsco Corp.	18,003	510
		693

Integrated Oil & Gas — 1.0%

Chevron Corp.	10,090	921
ConocoPhillips	3,694	252
Exxon Mobil Corp.	10,155	742	(h)
Marathon Oil Corp.	5,016	186
Occidental Petroleum Corp.	1,449	142
		2,243

Integrated Telecommunication Services — 0.4%

AT&T Inc.	17,777	522
Verizon Communications Inc.	10,889	389
Windstream Corp.	3,556	50
		961

Internet Software & Services — 0.7%

Equinix Inc.	7,059	574	(a)
Google Inc.	1,294	769	(a)
MercadoLibre Inc.	3,858	257	(a)
		1,600

Investment Banking & Brokerage — 0.6%

Morgan Stanley	6,366	173
The Goldman Sachs Group Inc.	7,482	1,258
		1,431

IT Consulting & Other Services — 0.4%

International Business Machines Corp.	6,344	931	(h)

Life & Health Insurance — 0.6%

Aflac Inc.	7,376	416
MetLife Inc.	7,219	321
Principal Financial Group Inc.	6,944	226
Prudential Financial Inc.	7,238	425
		1,388

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

	Number of Shares	Fair Value

Life Sciences Tools & Services — 0.9%

Covance Inc.	6,172	$317	(a)
Illumina Inc.	7,329	464	(a)
Life Technologies Corp.	4,864	270	(a)
Mettler-Toledo International Inc.	2,634	398	(a)
Thermo Fisher Scientific Inc.	11,266	624	(a)
		2,073

Movies & Entertainment — 0.5%

News Corp.	17,824	260
Regal Entertainment Group	11,132	131
The Walt Disney Co.	6,655	250
Time Warner Inc.	16,658	536
		1,177

Multi-Line Insurance — 0.3%

HCC Insurance Holdings Inc.	19,919	576

Multi-Utilities — 0.2%

Dominion Resources Inc.	9,664	413
Xcel Energy Inc.	2,217	52
		465

Office REITs — 0.2%

Douglas Emmett Inc.	11,938	198
SL Green Realty Corp.	2,493	168
		366

Oil & Gas Equipment & Services — 1.3%

Dresser-Rand Group Inc.	7,761	331	(a)
Halliburton Co.	1,736	71
McDermott International Inc.	8,501	176	(a)
National Oilwell Varco Inc.	1,491	100
Schlumberger Ltd.	21,955	1,833
Weatherford International Ltd.	18,005	411	(a)
		2,922

Oil & Gas Exploration & Production — 0.9%

Apache Corp.	6,146	732
Devon Energy Corp.	1,620	127
EQT Corp.	5,908	265
Petrohawk Energy Corp.	15,544	284	(a)
Pioneer Natural Resources Co.	3,562	309

	Number of Shares	Fair Value

Range Resources Corp.	5,226	$235
Southwestern Energy Co.	3,129	117	(a)
		2,069

Oil & Gas Storage & Transportation — 0.2%

El Paso Corp.	23,127	318
Spectra Energy Corp.	7,034	176
		494

Packaged Foods & Meats — 0.5%

Kellogg Co.	1,777	91
Kraft Foods Inc.	16,175	510
McCormick & Company Inc.	6,678	310
Mead Johnson Nutrition Co.	3,793	236
		1,147

Personal Products — 0.1%

Avon Products Inc.	4,155	121

Pharmaceuticals — 0.8%

Abbott Laboratories	1,636	78
Bristol-Myers Squibb Co.	11,949	316
Hospira Inc.	5,188	289	(a)
Johnson & Johnson	12,153	751
Merck & Company Inc.	3,207	116
Pfizer Inc.	22,958	402
		1,952

Property & Casualty Insurance — 0.3%

ACE Ltd.	9,028	562
The Travelers Companies Inc.	1,683	94
		656

Railroads — 0.2%

Union Pacific Corp.	4,613	428

Real Estate Services — 0.4%

CB Richard Ellis Group Inc. (REIT)	40,113	822	(a,h)

Regional Banks — 0.2%

Regions Financial Corp.	22,655	159
Zions Bancorp.	8,358	203
		362

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

	Number of Shares	Fair Value

Reinsurance — 0.1%

PartnerRe Ltd.	2,327	$187

Research & Consulting Services — 0.2%

IHS Inc.	4,936	397	(a)

Restaurants — 0.1%

McDonald’s Corp.	3,086	237

Security & Alarm Services — 0.4%

Corrections Corporation of America	31,703	795	(a)

Semiconductor Equipment — 0.1%

KLA-Tencor Corp.	6,679	258

Semiconductors — 1.1%

Cree Inc.	2,315	153	(a)
Hittite Microwave Corp.	6,856	418	(a)
Intel Corp.	48,496	1,019	(h)
Marvell Technology Group Ltd.	21,193	393	(a)
Microchip Technology Inc.	5,469	187
Texas Instruments Inc.	13,183	428
		2,598

Soft Drinks — 0.8%

Coca-Cola Enterprises Inc.	10,091	253
PepsiCo Inc.	24,748	1,617
		1,870

Specialized Finance — 0.8%

CBOE Holdings Inc.	7,735	177
CME Group Inc.	4,170	1,342
MSCI Inc.	5,170	201	(a)
		1,720

Specialized REITs — 0.1%

Healthcare Inc.	1,262	60
Public Storage	701	71
Rayonier Inc.	728	38
		169

	Number of Shares	Fair Value

Specialty Chemicals — 0.0%*

Cytec Industries Inc.	1,568	$83

Steel — 0.7%

Allegheny Technologies Inc.	21,887	1,207
Steel Dynamics Inc.	15,148	277
		1,484

Systems Software — 1.6%

Microsoft Corp.	75,767	2,115
Oracle Corp.	20,213	633
Rovi Corp.	15,587	967	(a)
		3,715

Thrifts & Mortgage Finance — 0.2%

People’s United Financial Inc.	28,502	399

Tobacco — 0.1%

Philip Morris International Inc.	2,936	172

Trading Companies & Distributors — 0.1%

MSC Industrial Direct Co.	4,069	263

Water Utilities — 0.0%*

American Water Works Company Inc.	2,057	52

Wireless Telecommunication Services — 0.9%

American Tower Corp.	9,142	472	(a)
NII Holdings Inc.	34,232	1,529	(a)
Syniverse Holdings Inc.	1,598	49	(a)
		2,050

Total Domestic Equity (Cost $68,682)		80,647
Foreign Equity — 25.8%

Aerospace & Defense — 0.6%

CAE Inc.	35,823	415
European Aeronautic Defence and Space Company N.V.	17,149	401

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

	Number of Shares	Fair Value

Safran S.A.	12,450	$443
		1,259

Agricultural Products — 0.1%

China Agri-Industries Holdings Ltd.	37,652	43
Cosan SA Industria e Comercio	5,699	95
Global Bio-Chem Technology Group Company Ltd.	172,258	26
IOI Corporation Bhd	18,622	35
		199

Apparel Retail — 0.1%

Esprit Holdings Ltd.	40,647	193

Apparel, Accessories & Luxury Goods — 0.2%

Adidas AG	5,746	377
China Dongxiang Group Company	32,035	14
Ports Design Ltd.	24,225	67
		458

Application Software — 0.4%

Autonomy Corporation PLC	12,918	304	(a)
Longtop Financial Technologies Ltd. ADR	4,293	155	(a)
SAP AG	7,233	370
		829

Asset Management & Custody Banks — 0.0%*

Mirae Asset Securities Company Ltd.	1,065	56

Automobile Manufacturers — 1.0%

Daimler AG	9,006	613
Hyundai Motor Company	320	49	(a)
Mahindra & Mahindra Ltd.	2,025	35
Suzuki Motor Corp.	40,466	998
Toyota Motor Corp.	12,130	482
		2,177

Brewers — 0.0%*

Anadolu Efes Biracilik Ve Malt Sanayii AS	3,459	53

	Number of Shares	Fair Value

Broadcasting — 0.1%

Grupo Televisa S.A. ADR	2,404	$62	(a)
Zee Entertainment Enterprises Ltd.	14,678	48
Zee Learn Ltd.	1,835	1	(a)
		111

Building Products — 0.1%

Daikin Industries Ltd.	8,000	284

Casinos & Gaming — 0.0%*

Genting Bhd	9,900	36

Coal & Consumable Fuels — 0.2%

Paladin Energy Ltd.	88,426	447	(a)

Communications Equipment — 0.6%

HTC Corp.	3,000	93
Research In Motion Ltd.	13,402	782	(a)
Telefonaktiebolaget LM Ericsson	33,939	395
ZTE Corp.	3,602	14
		1,284

Construction & Engineering — 0.4%

China State Construction International Holdings Ltd.	65,794	62
Doosan Heavy Industries and Construction Company Ltd.	1,161	88	(a)
Larsen & Toubro Ltd.	11,948	529
Vinci S.A.	6,395	349
		1,028

Construction & Farm Machinery & Heavy Trucks — 0.2%

CSR Corp Ltd.	276,906	364
First Tractor Company Ltd.	21,643	24
Sany Heavy Equipment International Holdings Company Ltd.	64,096	95
United Tractors Tbk PT	19,499	52
		535

Construction Materials — 0.1%

CRH PLC	14,333	301

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

	Number of Shares	Fair Value

Consumer Electronics — 0.0%*

LG Electronics Inc.	176	$18	(a)

Distillers & Vintners — 0.1%

Diageo PLC	11,723	217
Diageo PLC ADR	957	71
		288

Diversified Capital Markets — 0.2%

Credit Suisse Group AG	14,353	580

Diversified Financial Services — 2.9%

Axis Bank Ltd.	2,796	84
Banco Santander Brasil S.A.	51,500	699
Banco Santander S.A.	76,032	809
Bank of China Ltd.	800,996	423
Bank Rakyat Indonesia Persero Tbk PT	68,500	80
BNP Paribas	15,216	972
Credit Agricole S.A.	15,714	200
Grupo Financiero Banorte SAB de C.V.	8,527	41
Halyk Savings Bank of Kazakhstan JSC GDR	3,370	34	(a)
HSBC Holdings PLC	119,416	1,217
ICICI Bank Ltd.	1,807	46
Industrial & Commercial Bank of China	70,222	52
Kasikornbank PCL	22,910	99
KB Financial Group Inc.	759	40	(a)
Lloyds Banking Group PLC	594,255	611	(a)
Metropolitan Bank & Trust	50,970	84
Mitsubishi UFJ Financial Group Inc.	97,738	529
Standard Bank Group Ltd.	4,073	66
UniCredit S.p.A.	228,790	475
Yapi ve Kredi Bankasi AS	29,918	94	(a)
		6,655

Diversified Metals & Mining — 1.3%

Anglo American PLC	1,712	89
Antofagasta PLC	5,176	131
BHP Billiton PLC	29,523	1,179
China Molybdenum Company Ltd.	37,914	35

	Number of Shares	Fair Value

Eurasian Natural Resources Corporation PLC	5,005	$82
Lynas Corporation Ltd.	175,410	370	(a)
New World Resources N.V.	5,471	82
Rio Tinto PLC	15,766	1,107
		3,075

Diversified Real Estate Activities — 0.2%

Mitsubishi Estate Company Ltd. (REIT)	14,982	278
Sumitomo Realty & Development Company Ltd. (REIT)	10,000	239
		517

Diversified Support Services — 0.1%

Brambles Ltd.	45,815	334

Education Services — 0.0%*

MegaStudy Company Ltd.	276	43	(a)

Electric Utilities — 0.1%

Power Grid Corporation of India Ltd.	69,343	152

Electrical Components & Equipment — 0.4%

Schneider Electric S.A.	5,726	860
Zhuzhou CSR Times Electric Company Ltd.	19,606	77
		937

Electronic Components — 0.3%

Delta Electronics Inc.	135,296	661
Samsung SDI Company Ltd.	410	61	(a)
		722

Electronic Equipment & Instruments — 0.0%*

China Security & Surveillance Technology Inc.	6,359	34	(a)
Wasion Group Holdings Ltd.	45,228	30
		64

Electronic Manufacturing Services — 0.1%

Hon Hai Precision Industry Company Ltd.	31,296	126

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

	Number of Shares	Fair Value

Fertilizers & Agricultural Chemicals — 1.0%

Potash Corporation of Saskatchewan Inc.	7,358	$1,144
Potash Corporation of Saskatchewan Inc.	1,100	170
Sinofert Holdings Ltd.	40,616	21
Sociedad Quimica y Minera de Chile S.A. ADR	4,411	258
Syngenta AG	2,308	677
Taiwan Fertilizer Company Ltd.	13,377	50
		2,320

Food Distributors — 0.0%*

Alliance Global Group Inc.	160,721	46

Food Retail — 0.5%

Koninklijke Ahold N.V.	21,724	288
Shoprite Holdings Ltd.	4,664	70
Tesco PLC	98,593	656
X5 Retail Group N.V. GDR	1,182	55	(a)
		1,069

Gold — 0.1%

Barrick Gold Corp.	3,388	180
Kinross Gold Corp.	7,696	146
		326

Healthcare Distributors — 0.1%

Sinopharm Group Co.	6,000	21

Healthcare Services — 0.0%*

Fleury S.A.	5,077	82

Healthcare Supplies — 0.4%

Cie Generale d’Optique Essilor International S.A.	12,569	812
Shandong Weigao Group Medical Polymer Company Ltd.	16,470	47
		859

Heavy Electrical Equipment — 0.0%*

Xinjiang Goldwind Science & Technology Company Ltd.	10,529	22	(a)

	Number of Shares	Fair Value

Hotels, Resorts & Cruise Lines — 0.0%*

Minor International PCL	98,700	$39

Household Appliances — 0.0%*

Techtronic Industries Co.	38,000	50

Household Products — 0.6%

Reckitt Benckiser Group PLC	12,458	688
Unicharm Corp.	16,100	641
		1,329

Human Resource & Employment Services — 0.1%

The Capita Group PLC	27,593	301

Hypermarkets & Super Centers — 0.3%

Metro AG	10,255	741

Independent Power Producers & Energy Traders — 0.0%*

China WindPower Group Ltd.	158,153	16	(a)

Industrial Conglomerates — 1.2%

Chongqing Machinery & Electric Company Ltd.	150,001	56
Hutchison Whampoa Ltd.	45,584	470
Koninklijke Philips Electronics N.V.	27,404	843
Siemens AG	10,761	1,338
		2,707

Industrial Gases — 0.6%

Linde AG	6,544	997
OCI Materials Company Ltd.	768	69	(a)
Taiyo Nippon Sanso Corp.	27,996	247
		1,313

Industrial Machinery — 0.4%

FANUC Corp.	2,800	430
Mitsubishi Heavy Industries Ltd.	1,000	4
SMC Corp.	2,400	412
		846

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

	Number of Shares	Fair Value

Integrated Oil & Gas — 2.0%

BG Group PLC	33,393	$678
ENI S.p.A.	8,751	192
Gazprom OAO ADR	3,848	98
Lukoil OAO ADR	2,371	136
Petroleo Brasileiro S.A. ADR	22,708	776
Royal Dutch Shell PLC	27,569	923
Suncor Energy Inc.	32,523	1,248
Total S.A.	10,212	543
		4,594

Integrated Telecommunication Services — 0.3%

China Unicom Hong Kong Ltd.	47,121	67
Telefonica S.A.	21,527	490
Telefonica S.A. ADR	1,216	83
		640

Internet Retail — 0.0%*

E-Commerce China Dangdang Inc. ADR	507	14	(a)

Internet Software & Services — 0.7%

Baidu Inc. ADR	17,201	1,660	(a)
Tencent Holdings Ltd.	600	13
		1,673

Investment Banking & Brokerage — 0.4%

Egyptian Financial Group-Hermes Holding	23,721	137
Nomura Holdings Inc.	110,655	703
		840

IT Consulting & Other Services — 0.3%

Cap Gemini S.A.	8,128	381
HCL Technologies Ltd.	6,354	65
Infosys Technologies Ltd.	881	68
Telvent GIT S.A.	5,095	135
		649

Life & Health Insurance — 0.8%

AIA Group Ltd.	96,716	272	(a)
China Life Insurance Company Ltd.	11,091	45
Prudential PLC	91,790	960

	Number of Shares	Fair Value

Sony Financial Holdings Inc.	154	$624
Tong Yang Life Insurance	2,320	24
		1,925

Marine — 0.1%

AP Moller—Maersk A/S	34	309

Multi-Line Insurance — 0.3%

AXA S.A.	27,252	455
Zurich Financial Services AG	1,021	265
		720

Multi-Utilities — 0.4%

National Grid PLC	71,795	622
Veolia Environnement S.A.	12,584	369
		991

Oil & Gas Drilling — 0.1%

Noble Corp.	6,055	217

Oil & Gas Exploration & Production — 0.1%

Afren PLC	55,906	129	(a)
CNOOC Ltd.	34,000	81
		210

Oil & Gas Refining & Marketing — 0.1%

Reliance Industries Ltd.	1,185	28
Reliance Industries Ltd. GDR	1,373	65	(b)
		93

Packaged Foods & Meats — 0.8%

Feihe International Inc.	1,574	17	(a)
Nestle S.A.	25,453	1,495
Nestle S.A. ADR	1,193	70
Unilever N.V., CVA	11,470	359
		1,941

Personal Products — 0.0%*

Natura Cosmeticos S.A.	1,000	29

Pharmaceuticals — 0.8%

Aspen Pharmacare Holdings Ltd.	2,711	38
Bayer AG	5,968	443

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

	Number of Shares	Fair Value

Lijun International Pharmaceutical Holding Ltd.	68,311	$20
Novartis AG	9,712	573
Novartis AG ADR	3,340	197
Roche Holding AG	3,955	581
		1,852

Real Estate Development — 0.0%*

Glorious Property Holdings Ltd. (REIT)	83,329	28
Unitech Ltd. (REIT)	31,912	47
		75

Real Estate Operating Companies — 0.0%*

Iguatemi Empresa de Shopping Centers S.A. (REIT)	1,406	35

Regional Banks — 0.2%

The Bank of Yokohama Ltd.	71,603	372

Security & Alarm Services — 0.2%

G4S PLC	87,828	352

Semiconductors — 1.0%

Samsung Electronics Company Ltd.	1,230	1,028
Taiwan Semiconductor Manufacturing Company Ltd.	432,779	1,054
Taiwan Semiconductor Manufacturing Company Ltd. ADR	7,644	96
		2,178

Specialized Finance — 0.3%

Deutsche Boerse AG	9,668	672

Steel — 0.7%

Mechel ADR	1,136	11
Mechel ADR	3,495	102
POSCo.	168	72
Sumitomo Metal Industries Ltd.	241,957	597
Tata Steel Ltd.	2,753	42
ThyssenKrupp AG	8,792	365
Vale S.A. ADR	15,247	461	(a)
		1,650

	Number of Shares	Fair Value

Trading Companies & Distributors — 0.2%

Mitsubishi Corp.	16,000	$434

Wireless Telecommunication Services — 0.9%

America Movil SAB de C.V. ADR	9,570	549
Mobile Telesystems OJSC ADR	18,521	387
MTN Group Ltd.	30,036	610
Vodafone Group PLC	170,917	444
		1,990

Total Foreign Equity (Common Stock) (Cost $52,514)		59,303
Preferred Stock — 0.8%

Healthcare Services — 0.2%

Fresenius SE	5,203	447

Automobile Manufacturers — 0.4%

Volkswagen AG	5,340	870

Diversified Financial Services — 0.1%

Itau Unibanco Holding S.A.	6,292	151

Integrated Oil & Gas — 0.0%*

Petroleo Brasileiro S.A.	7,031	116

Steel — 0.1%

Usinas Siderurgicas de Minas Gerais S.A.	3,948	46
Vale S.A.	7,987	233
		279

Wireless Telecommunication Services — 0.0%*

Vivo Participacoes S.A.	1,200	39

Total Preferred Stock (Cost $1,417)		1,902

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

	Number of Shares	Fair Value

Rights — 0.0%*

Metropolitan Bank & Trust (Cost $0)	5,333	$3

Total Foreign Equity (Cost $53,931)		61,208

		Principal Amount	Value

Bonds and Notes — 30.1%

U.S. Treasuries - 4.9%

U.S. Treasury Bonds
3.88%	08/15/40	$3,974	3,661	(h)
U.S. Treasury Notes
1.25%	09/30/15	499	484	(h)
2.63%	08/15/20	6,883	6,526	(h)
3.25%	07/31/16	506	532	(h)
			11,203

Agency Mortgage Backed — 9.3%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	21	21	(h)
5.00%	07/01/35 - 08/01/40	1,159	1,218	(h)
5.00%	07/01/35	8	8	(h,q)
5.50%	05/01/20 - 04/01/39	123	131	(h,q)
5.50%	01/01/38	174	189
6.00%	06/01/17 - 11/01/37	528	582	(h)
6.00%	04/01/17 - 05/01/34	33	37	(h,q)
6.50%	11/01/28 - 07/01/29	17	19	(h)
7.00%	10/01/16 - 07/01/34	8	9	(h,q)
7.00%	06/01/29 - 08/01/36	49	55	(h)
7.50%	12/01/30	12	13	(h,q)
7.50%	09/01/12 - 09/01/33	4	4	(h)
8.00%	07/01/26 - 11/01/30	6	7	(h)
8.50%	04/01/30 - 05/01/30	22	26	(h)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 10/01/40	1,908	1,901	(h)
4.50%	05/01/18 - 11/01/40	4,145	4,269	(h)
5.00%	07/01/20 - 11/01/40	1,910	2,011	(h)
5.32%	03/01/37	1	1	(i)

		Principal Amount	Fair Value

5.50%	04/01/14 - 01/01/39	$1,712	$1,845	(h)
5.53%	04/01/37	2	2	(i)
6.00%	02/01/14 - 08/01/35	643	711	(h)
6.50%	12/01/14 - 08/01/36	150	167	(h)
7.00%	01/01/16 - 12/01/33	14	15	(h)
7.50%	09/01/13 - 03/01/34	41	47	(h)
8.00%	12/01/11 - 11/01/33	45	52	(h)
8.50%	05/01/31	3	3	(h)
9.00%	04/01/16 - 12/01/22	10	11	(h)
4.50%	TBA	4,383	4,500	(c)
5.00%	TBA	2,304	2,430	(c)
6.50%	TBA	490	545	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 09/15/34	84	87	(h)
5.00%	08/15/33	34	37	(h)
6.00%	04/15/30 - 09/15/36	38	42	(h)
6.50%	06/15/24 - 07/15/36	73	85	(h)
7.00%	03/15/12 - 10/15/36	50	54	(h)
7.50%	07/15/23 - 04/15/28	29	35	(h)
8.00%	05/15/30	1	1	(h)
8.50%	10/15/17	20	23	(h)
9.00%	11/15/16 - 12/15/21	22	23	(h)
5.50%	TBA	50	54	(c)
			21,270

Agency Collateralized Mortgage Obligations — 0.7%

Collateralized Mortgage Obligation Trust (Class B)
2.75%	11/01/18	1	1	(d,f,h,q)
Fannie Mae Whole Loan
0.97%	08/25/43	254	8	(g,h,r)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	350	3	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC
5.00%	05/15/38	56	58
5.50%	04/15/17	21	1	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class 1980)
7.50%	07/15/27	23	5	(g,h,r)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	$54	$11	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	48	4	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2645) (Class BI)
4.50%	02/15/18	23	2	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2647) (Class DI)**
4.50%	10/15/16	7	—	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2656) (Class IU)**
5.00%	04/15/28	3	—	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2722) (Class PI)**
5.00%	06/15/28	8	—	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	38	3	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class IC)
5.00%	05/15/18	23	1	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2852) (Class OJ)
14.25%	09/15/34	15	14	(d,f)
Federal Home Loan Mortgage Corp. REMIC (Series 2990) (Class TS)
6.49%	05/15/35	184	18	(g,r)
Federal Home Loan Mortgage Corp. REMIC (Series 33) (Class 33D)
8.00%	04/15/20	1	1	(h)

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IA)
6.15%	05/15/37	$195	$30	(g,r)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IB)
6.15%	05/15/37	195	30	(g,r)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IC)
6.15%	05/15/37	195	30	(g,r)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class ID)
6.15%	05/15/37	195	30	(g,r)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IE)
6.15%	05/15/37	283	44	(g,r)
Federal Home Loan Mortgage Corp. STRIPS**
8.00%	02/01/23 - 07/01/24	4	—	(g,h,r)
Federal Home Loan Mortgage Corp. STRIPS (Class IO)
5.00%	12/01/34	163	32	(g,h,q,r)
Federal Home Loan Mortgage STRIPS
4.39%	08/01/27	1	1	(d,f,h)
Federal National Mortgage Assoc. REMIC
5.00%	08/25/38	56	57
5.24%	01/25/37	274	33	(g,r)
5.74%	07/25/38 - 12/25/40	601	84	(g,r)
5.79%	11/25/40	393	65	(g,r)
6.07%	03/25/40	427	62	(g,r)
6.14%	12/25/36	215	26	(g,r)
Federal National Mortgage Assoc. REMIC (Class B)
2.52%	12/25/22	2	2	(d,f,h)
Federal National Mortgage Assoc. REMIC (Class CS)**
7.44%	08/25/16	4	—	(g,h,r)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	$53	$51
Federal National Mortgage Assoc. REMIC (Series 2003)
7.24%	05/25/18	378	44	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	22	2	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	84	10	(g,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IO)
1.19%	12/25/42	88	4	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%**	05/25/18	6	—	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
16.04%	03/25/31	45	52	(h)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IA)
6.15%	06/25/37	146	24	(g,r)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IB)
6.15%	06/25/37	146	24	(g,r)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IC)
6.15%	06/25/37	146	24	(g,r)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class ID)
6.15%	06/25/37	146	24	(g,r)

		Principal Amount	Fair Value

Federal National Mortgage Assoc. REMIC (Series 2007) (Class IE)
6.15%	06/25/37	$146	$24	(g,r)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IF)
6.15%	06/25/37	224	36	(g,r)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)
5.00%	07/25/38	45	45
Federal National Mortgage Assoc. STRIPS
6.00%	01/01/35	48	8	(g,r)
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	86	16	(g,r)
5.00%	03/25/38	69	11	(g,r)
5.50%	12/01/33	27	6	(g,r)
7.50%	11/01/23	46	8	(g,h,r)
8.00%	08/01/23 - 07/01/24	10	2	(g,h,r)
8.50%**	04/01/17	3	—	(g,h,r)
9.00%**	05/25/22	2	—	(g,h,r)
Federal National Mortgage Assoc. STRIPS (Series 364) (Class 1)
4.50%	09/01/35	141	26	(g,r)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	106	19	(g,r)
Federal National Mortgage Assoc. STRIPS (Series 387) (Class 1)
5.00%	05/25/38	68	10	(g,r)
Government National Mortgage Assoc.
4.50%	11/20/39	133	129
5.00%	10/20/37 - 09/20/38	334	49	(g,r)
5.74%	11/20/39	835	127	(g,r)
5.99%	10/16/39	296	41	(g,r)
6.24%	01/16/39	504	79	(g,r)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Government National Mortgage Assoc. (Class IC)
5.99%	04/16/37	$134	$23	(g,r)
Vendee Mortgage Trust
0.38%	04/15/40	267	6	(g,h,r)
Vendee Mortgage Trust (Class 2003)
0.86%	05/15/33	157	6	(g,r)
			1,586

Asset Backed — 0.4%

Bear Stearns Asset Backed Securities Trust (Series 2003) (Class A)
4.40%	01/25/34	6	5	(d,h)
Citicorp Residential Mortgage Securities Inc. (Series 2006) (Class A5)
6.04%	09/25/36	50	43	(h)
Countrywide Asset — Backed Certificates
1.12%	05/25/33	3	3	(h)
Countrywide Asset — Backed Certificates (Class A)
21.59%	04/25/32	14	9	(d,h)
Countrywide Asset — Backed Certificates (Class AF6)
4.74%	10/25/35	44	40
Mid — State Trust (Class A3)
7.54%	07/01/35	9	9	(h,q)
Popular ABS Mortgage Pass — Through Trust (Class AF4)
5.30%	11/25/35	50	42
Residential Asset Mortgage Products Inc. (Class A2)
6.23%	06/25/32	13	11	(d,h)
Residential Asset Securities Corp. (Series 2002) (Class AIIB)
31.64%	07/25/32	5	3	(d,h)
Saxon Asset Securities Trust
5.23%	08/25/35	873	837	(h)
			1,002

		Principal Amount	Fair Value

Corporate Notes — 10.6%
AES El Salvador Trust
6.75%	02/01/16	$100	$97	(b)
AES Panama S.A.
6.35%	12/21/16	30	32	(b,h)
Agilent Technologies Inc.
5.00%	07/15/20	82	83
5.50%	09/14/15	40	43	(h)
Alcoa Inc.
6.15%	08/15/20	119	122
Allergan Inc.
3.38%	09/15/20	163	154
Alliance One International Inc.
10.00%	07/15/16	80	82
Ameren Illinois Co.
9.75%	11/15/18	72	92
American International Group Inc.
5.85%	01/16/18	41	42
American Tower Corp.
4.50%	01/15/18	126	125
Amsted Industries Inc.
8.13%	03/15/18	93	99	(b,h)
Anadarko Petroleum Corp.
6.20%	03/15/40	196	191	(h)
6.38%	09/15/17	41	45
Anheuser-Busch InBev Worldwide Inc.
3.63%	04/15/15	123	127
5.00%	04/15/20	202	214
5.38%	11/15/14	164	181	(b,h)
ARAMARK Corp.
8.50%	02/01/15	70	73	(h)
Arizona Public Service Co.
6.25%	08/01/16	80	89	(h)
AT&T Inc.
6.40%	05/15/38	213	226	(h)
6.70%	11/15/13	84	95	(h)
Avis Budget Car Rental LLC
9.63%	03/15/18	44	47
Ball Corp.
5.75%	05/15/21	63	61

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Banco do Brasil Cayman
8.50%	10/29/49	$100	$115	(b,h,i)
Banco do Nordeste do Brasil S.A.
3.63%	11/09/15	100	98	(b)
Banco Mercantil del Norte S.A. (Series REGS)
6.14%	10/13/16	12	12	(i)
BanColombia S.A.
6.13%	07/26/20	15	15
Bank of America Corp.
4.50%	04/01/15	315	320	(h)
5.63%	07/01/20	315	321	(h)
5.75%	12/01/17	165	172	(h)
6.50%	08/01/16	85	92	(h)
BE Aerospace Inc.
8.50%	07/01/18	56	61
Boise Paper Holdings LLC
8.00%	04/01/20	119	127
Bombardier Inc.
7.75%	03/15/20	849	915	(b,h)
BP Capital Markets PLC
3.13%	10/01/15	41	41
4.50%	10/01/20	41	41
Calpine Corp.
7.25%	10/15/17	12	12	(b,h)
Cantor Fitzgerald LP
7.88%	10/15/19	31	32	(b,h)
Cargill Inc.
5.20%	01/22/13	215	232	(b,h)
6.00%	11/27/17	1	1	(b,h)
CBS Corp.
5.75%	04/15/20	110	117	(h)
5.90%	10/15/40	57	55
CCO Holdings LLC
7.88%	04/30/18	188	195
8.13%	04/30/20	34	36
Central American Bank for Economic Integration
5.38%	09/24/14	60	64	(b,h)
Chesapeake Energy Corp.
6.63%	08/15/20	87	86
7.25%	12/15/18	144	149	(h)

		Principal Amount	Fair Value

Cincinnati Bell Inc.
8.25%	10/15/17	$110	$109	(h)
8.75%	03/15/18	66	62	(h)
Citigroup Inc.
5.00%	09/15/14	189	196	(h)
5.13%	05/05/14	326	346	(h)
5.38%	08/09/20	171	178
6.13%	11/21/17	41	45
6.38%	08/12/14	150	166	(h)
8.50%	05/22/19	73	91
Clarendon Alumina Production Ltd.
8.50%	11/16/21	100	100	(b,h)
Community Health Systems Inc.
8.88%	07/15/15	210	221	(h)
Consolidated Edison Company of New York Inc.
6.65%	04/01/19	15	18	(h)
Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	16	18	(h)
Corp Nacional del Cobre de Chile
3.75%	11/04/20	100	95	(b)
5.63%	09/21/35	12	12	(b,h)
Credit Suisse First Boston International for CJSC The EXIM of Ukraine
7.65%	09/07/11	100	101
Crown Castle International Corp.
7.13%	11/01/19	68	72	(h)
Crown Castle Towers LLC
4.88%	08/15/40	100	96	(b)
6.11%	01/15/40	55	57	(b,h)
CVS Caremark Corp.
3.25%	05/18/15	60	61	(h)
5.75%	06/01/17	46	51	(h)
6.13%	09/15/39	259	277	(h)
Denbury Resources Inc.
8.25%	02/15/20	56	61	(h)
DirecTV Holdings LLC
4.75%	10/01/14	109	116	(h)
5.88%	10/01/19	70	76	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Dolphin Energy Ltd.
5.89%	06/15/19	$92	$99	(b)
El Paso Corp.
8.05%	10/15/30	56	57	(h)
Empresa Nacional del Petroleo
5.25%	08/10/20	100	100	(b)
European Investment Bank
4.88%	01/17/17	300	334	(h)
Exelon Corp.
4.90%	06/15/15	83	89	(h)
Exelon Generation Company LLC
6.25%	10/01/39	46	46	(h)
Expedia Inc.
5.95%	08/15/20	95	95
Fibria Overseas Finance Ltd.
7.50%	05/04/20	119	125	(b,h)
First Horizon National Corp.
5.38%	12/15/15	80	81
Forest Oil Corp.
7.25%	06/15/19	64	65	(h)
FPL Group Capital Inc.
2.60%	09/01/15	163	160
France Telecom S.A.
2.13%	09/16/15	82	80	(h)
Frontier Communications Corp.
8.25%	04/15/17	78	86	(h)
Gaz Capital SA for Gazprom
9.25%	04/23/19	100	123
Georgia-Pacific LLC
5.40%	11/01/20	190	188	(b,h)
Globo Comunicacao e Participacoes S.A.
7.25%	04/26/22	100	108	(b,h)
Goldman Sachs Capital I
6.35%	02/15/34	84	80	(h)
Hanesbrands Inc.
6.38%	12/15/20	130	124	(b,h)
Hartford Financial Services Group Inc.
5.50%	03/30/20	102	103	(h)
HCA Inc.
9.25%	11/15/16	127	136	(h)

		Principal Amount	Fair Value

Health Management Associates Inc.
6.13%	04/15/16	$83	$84	(h)
Hess Corp.
5.60%	02/15/41	82	81	(h)
Host Hotels & Resorts LP (REIT)
9.00%	05/15/17	71	79	(h)
HSBC Finance Corp.
6.68%	01/15/21	318	321	(b)
Huntington BancShares Inc.
7.00%	12/15/20	56	59
IIRSA Norte Finance Ltd.
8.75%	05/30/24	110	123	(b,h)
Ingles Markets Inc.
8.88%	05/15/17	130	139	(h)
Intelsat Subsidiary Holding Company S.A.
8.88%	01/15/15	59	61	(h)
Intergen N.V.
9.00%	06/30/17	449	476	(b,h)
International Paper Co.
7.50%	08/15/21	154	182	(h)
Jarden Corp.
6.13%	11/15/22	65	62	(h)
JP Morgan Chase Capital XXV (Series Y)
6.80%	10/01/37	75	77	(h)
JPMorgan Chase & Co.
5.13%	09/15/14	80	85	(h)
JPMorgan Chase Bank NA
5.88%	06/13/16	56	61	(h)
Korea Development Bank
3.25%	03/09/16	122	119	(h)
Kraft Foods Inc.
4.13%	02/09/16	84	88	(h)
5.38%	02/10/20	266	286	(h)
6.50%	02/09/40	82	92	(h)
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	376	400	(h)
4.13%	10/15/14	261	284	(h)
4.50%	07/16/18	186	202	(h)
Levi Strauss & Co.
7.63%	05/15/20	211	218	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Lincoln National Corp.
6.25%	02/15/20	$87	$95	(h)
8.75%	07/01/19	109	136	(h)
Lloyds TSB Bank PLC
6.50%	09/14/20	100	92	(b,h)
Majapahit Holding BV
7.25%	10/17/11	100	104	(b,h)
7.75%	10/17/16 - 02/20/20	200	231	(b,h)
Merrill Lynch & Company Inc.
6.05%	08/15/12	65	69
6.88%	04/25/18	108	118
MetroPCS Wireless Inc.
6.63%	11/15/20	117	111
Midamerican Energy Holdings Co.
6.13%	04/01/36	45	49	(h)
Morgan Stanley
5.50%	01/26/20	315	318	(h)
5.63%	09/23/19	121	123	(h)
Morgan Stanley (Series F)
6.63%	04/01/18	133	144	(h)
Mylan Inc.
7.88%	07/15/20	78	84	(b)
Nalco Company
6.63%	01/15/19	36	37	(b)
National Agricultural Cooperative Federation
5.00%	09/30/14	56	59	(b)
National Power Corp.
4.53%	08/23/11	42	43	(i)
NET Servicos de Comunicacao S.A.
7.50%	01/27/20	100	115
News America Inc.
6.65%	11/15/37	105	116
Nexen Inc.
6.40%	05/15/37	201	195	(h)
Nisource Finance Corp.
6.13%	03/01/22	56	60
NRG Energy Inc.
7.38%	02/01/16	100	103
Oglethorpe Power Corp.
5.38%	11/01/40	84	80

		Principal Amount	Fair Value

Pacific Gas & Electric Co.
5.80%	03/01/37	$120	$127
6.05%	03/01/34	98	107
Pacific Rubiales Energy Corp.
8.75%	11/10/16	100	113	(b)
PacifiCorp
6.25%	10/15/37	102	116
PAETEC Holding Corp.
8.88%	06/30/17	20	21
Pemex Finance Ltd.
9.03%	02/15/11	4	4	(h)
Pemex Project Funding Master Trust
6.63%	06/15/35 - 06/15/38	35	35
Petroleos Mexicanos
4.88%	03/15/15	70	74
6.00%	03/05/20	20	21
8.00%	05/03/19	20	24
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	96	96
Petronas Capital Ltd.
5.25%	08/12/19	100	108	(b)
Pioneer Natural Resources Co.
7.50%	01/15/20	117	128
Plains All American Pipeline LP Corp.
3.95%	09/15/15	76	79
4.25%	09/01/12	31	32
Plains Exploration & Production Co.
7.63%	06/01/18	16	17
Power Sector Assets & Liabilities Management Corp.
7.25%	05/27/19	200	232
Prudential Financial Inc.
3.63%	09/17/12	30	31
3.88%	01/14/15	262	270
6.20%	11/15/40	84	89
7.38%	06/15/19	62	73
PTTEP Australia International Finance Proprietary Ltd.
4.15%	07/19/15	200	199	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Qatari Diar Finance QSC (REIT)
3.50%	07/21/15	$100	$100	(b)
5.00%	07/21/20	100	100	(b)
QVC Inc.
7.50%	10/01/19	51	54	(b)
RailAmerica Inc.
9.25%	07/01/17	72	79
Republic Services Inc.
5.25%	11/15/21	55	58
5.50%	09/15/19	86	94
Reynolds Group Issuer Inc.
7.75%	10/15/16	155	164	(b)
Roche Holdings Inc.
6.00%	03/01/19	101	117	(b)
Rockies Express Pipeline LLC
5.63%	04/15/20	137	132	(b,h)
RR Donnelley & Sons Co.
7.63%	06/15/20	98	105	(h)
RSHB Capital SA for OJSC Russian Agricultural Bank
6.30%	05/15/17	100	101	(b)
Solutia Inc.
7.88%	03/15/20	56	60
Southern Copper Corp.
5.38%	04/16/20	109	110
6.75%	04/16/40	97	100
7.50%	07/27/35	100	111
Telecom Italia Capital S.A.
6.00%	09/30/34	63	52
Telefonica Emisiones SAU
3.73%	04/27/15	76	75
Teva Pharmaceutical Finance II BV
3.00%	06/15/15	164	167
Textron Inc.
6.20%	03/15/15	156	170
The AES Corp.
8.00%		103	109	(h)
The Goldman Sachs Group Inc.
3.70%	08/01/15	272	277	(h)
5.38%	03/15/20	241	249	(h)
6.75%	10/01/37	41	42	(h)

		Principal Amount	Fair Value

The Potomac Edison Co.
5.35%	11/15/14	$40	$44	(h)
Time Warner Cable Inc.
6.75%	07/01/18	48	56
7.50%	04/01/14	75	86
Time Warner Inc.
3.15%	07/15/15	164	167
5.88%	11/15/16	166	187
6.20%	03/15/40	105	112
TNK-BP Finance S.A.
6.13%	03/20/12	100	104
7.25%	02/02/20	10	11	(b)
Transocean Inc.
6.00%	03/15/18	25	26
6.80%	03/15/38	16	16
UnitedHealth Group Inc.
5.80%	03/15/36	61	62
UPC Germany GmbH
8.13%	12/01/17	100	105	(b)
USB Capital XIII Trust
6.63%	12/15/39	84	86
Valero Energy Corp.
6.13%	02/01/20	234	249	(h)
Verizon Communications Inc.
6.35%	04/01/19	149	172	(h)
6.40%	02/15/38	88	97	(h)
6.90%	04/15/38	52	61	(h)
Virgin Media Finance PLC
8.38%	10/15/19	100	109	(h)
WEA Finance LLC (REIT)
6.75%	09/02/19	293	326	(b,h)
7.50%	06/02/14	31	35	(b,h)
Weatherford International Limited Bermuda
6.75%	09/15/40	143	150
Williams Partners LP
5.25%	03/15/20	130	135
6.30%	04/15/40	83	86
Windstream Corp.
7.88%	11/01/17	22	23
Woodside Finance Ltd.
4.50%	11/10/14	131	138	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Wyeth
5.50%	03/15/13	$120	$131
Wynn Las Vegas LLC
7.88%	05/01/20	204	218
Xstrata Finance Canada Ltd.
5.80%	11/15/16	61	66	(b)
			24,274

Non-Agency Collateralized Mortgage Obligations — 3.3%

Banc of America Commercial Mortgage Inc.
5.68%	07/10/46	80	81
5.74%	02/10/51	180	192	(h)
Banc of America Commercial Mortgage Inc. (Class AJ)
5.70%	07/10/46	40	37	(i)
Banc of America Commercial Mortgage Inc. (Class C)
5.70%	04/10/49	100	18	(h,q)
Banc of America Funding Corp. (Class B1)
5.44%	03/20/36	47	1	(h,q)
Banc of America Mortgage Securities Inc. (Class B1)
4.62%	01/25/36	24	2	(h,q)
Banc of America Mortgage Securities Inc. (Class B2)**
4.62%	01/25/36	24	—	(h,q)
Bear Stearns Commercial Mortgage Securities
5.58%	09/11/41	150	152	(i)
5.76%	09/11/38	70	73	(i)
Bear Stearns Commercial Mortgage Securities (Class A M)
5.51%	04/12/38	80	85
Bear Stearns Commercial Mortgage Securities (Class A2)
5.41%	03/11/39	39	39	(h,i)
5.51%	04/12/38	22	22
Bear Stearns Commercial Mortgage Securities (Class A4)
5.47%	01/12/45	100	107	(h)
5.69%	06/11/50	545	578	(h)

		Principal Amount	Fair Value

Bear Stearns Commercial Mortgage Securities (Class AJ)
5.46%	03/11/39	$50	$47	(i)
5.72%	06/11/40	60	44	(h)
Bear Stearns Commercial Mortgage Securities (Class AM)
5.24%	12/11/38	45	45
5.92%	06/11/50	110	112	(q)
Bear Stearns Commercial Mortgage Securities (Series 2007) (Class D)
5.99%	09/11/42	20	9	(h,q)
Citigroup Commercial Mortgage Trust (Class AJ)
5.73%	03/15/49	60	57	(h,i)
Citigroup Commercial Mortgage Trust (Series 2006) (Class AJ)
5.48%	10/15/49	50	46	(h)
Commercial Mortgage Pass Through Certificates (Class AJ)
5.79%	06/10/46	80	77
Commercial Mortgage Pass Through Certificates (Class AM)
5.79%	06/10/46	220	229
Countrywide Commercial Mortgage Trust (Class AJ)
5.91%	06/12/46	90	85	(h,i)
Countrywide Commercial Mortgage Trust (Class AM)
5.46%	07/12/46	25	25	(h,i)
Credit Suisse First Boston Mortgage Securities Corp. (Class CB1)
5.33%	10/25/35	43	2	(h,q)
Credit Suisse Mortgage Capital Certificates (Class A3)
5.47%	09/15/39	128	134	(h)
Credit Suisse Mortgage Capital Certificates (Class C)
5.54%	02/15/39	125	91
Credit Suisse Mortgage Capital Certificates (Class CB1)
5.64%	02/25/36	24	2	(h,q)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Extended Stay America Trust
5.50%	11/05/27	$170	$167	(b)
Greenwich Capital Commercial Funding Corp.
5.88%	07/10/38	165	180	(h,i)
Greenwich Capital Commercial Funding Corp. (Class A2)
5.60%	12/10/49	130	136	(h)
Greenwich Capital Commercial Funding Corp. (Class AM)
5.88%	07/10/38	150	155	(i)
Indymac INDA Mortgage Loan Trust (Class B1)
4.50%	01/25/36	99	2	(h,q)
Indymac INDA Mortgage Loan Trust (Class B2)**
4.50%	01/25/36	15	—	(h,q)
JP Morgan Chase Commercial Mortgage Securities Corp.
4.07%	11/15/43	60	57	(b,h)
5.87%	04/15/45	80	83	(h)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class A4)
5.34%	08/12/37	230	248	(h)
5.44%	06/12/47	140	147	(h)
5.79%	02/12/51	390	415	(h)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class AM)
5.44%	05/15/45	180	182	(h)
5.90%	02/12/51	120	121	(h)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class B)
5.52%	04/15/43	60	51
JP Morgan Chase Commercial Mortgage Securities Corp. (Class F)
6.19%	02/12/51	30	8	(h,q)
LB-UBS Commercial Mortgage Trust
7.45%	01/15/36	451	19	(d,h,q)

		Principal Amount	Fair Value

LB-UBS Commercial Mortgage Trust ( Class A2)
6.15%	04/15/41	$210	$228	(i)
LB-UBS Commercial Mortgage Trust (Class A4)
4.95%	09/15/30	50	53
5.16%	02/15/31	80	85	(h)
5.66%	03/15/39	209	225	(h,i)
LB-UBS Commercial Mortgage Trust (Class AJ)
6.15%	04/15/41	20	17	(i)
LB-UBS Commercial Mortgage Trust (Series 2001) (Class B)
6.65%	07/14/16	26	26	(h,q)
LB-UBS Commercial Mortgage Trust (Series 2004) (Class X)
25.77%	12/15/39	791	10	(d,h,q)
MASTR Alternative Loans Trust (Class 15 AX)
5.00%	08/25/18	27	3	(g,h,q,r)
Merrill Lynch Mortgage Trust (Class AJ)
5.66%	05/12/39	50	46	(i)
Merrill Lynch Mortgage Trust (Series 2006) (Class B)
5.66%	05/12/39	54	31
Morgan Stanley Capital I
5.16%	10/12/52	100	107	(h,i)
5.19%	11/14/42	40	43	(h,i)
5.73%	10/15/42	64	50	(h)
Morgan Stanley Capital I (Class A3)
5.71%	07/12/44	100	107	(h)
Morgan Stanley Capital I (Class A31)
5.44%	02/12/44	350	362
Morgan Stanley Capital I (Class A4)
5.33%	11/12/41	40	42
5.81%	08/12/41	30	33	(h,i)
5.81%	12/12/49	611	653	(h)
Morgan Stanley Capital I (Class AJ)
5.39%	11/12/41	162	145	(h,i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

5.57%	11/12/49	$80	$75	(i)
5.73%	10/15/42	50	48	(h,i)
Morgan Stanley Capital I (Class AM)
6.11%	12/12/49	70	72	(i)
6.28%	01/11/43	80	82
Morgan Stanley Capital I (Class B)
5.73%	10/15/42	40	36	(h)
Morgan Stanley Capital I (Series 2006) (Class AM)
5.44%	03/12/44	125	129	(h,i)
OBP Depositor LLC Trust
4.65%	07/15/45	50	51	(b)
Opteum Mortgage Acceptance Corp. (Class A1A)
4.97%	02/25/35	87	84	(d,h)
Structured Asset Securities Corp.(Series 1996) (Class X1)**
3.00%	02/25/28	35	—	(d,q)
Vornado DP LLC
6.36%	09/13/28	30	30	(b)
Wachovia Bank Commercial Mortgage Trust
6.02%	06/15/45	50	25	(h)
Wachovia Bank Commercial Mortgage Trust (Class A3)
5.25%	12/15/43	80	81	(h)
Wachovia Bank Commercial Mortgage Trust (Class AJ)
5.74%	05/15/43	80	76	(i)
Wachovia Bank Commercial Mortgage Trust (Class AM)
5.47%	01/15/45	80	82	(h,i)
Wachovia Bank Commercial Mortgage Trust (Series 2006) (Class AJ)
5.99%	06/15/45	30	26	(h,i)
WAMU Commercial Mortgage Securities Trust (Series 2005) (Class AJ)
5.19%	05/25/36	80	81	(b,h)
Wells Fargo Mortgage Backed Securities Trust (Class B1)
5.50%	01/25/36	95	1	(h,q)

		Principal Amount	Fair Value

Wells Fargo Mortgage Backed Securities Trust (Class B2)**
5.50%	03/25/36	$94	$—	(h,q)
			7,608

Sovereign Bonds — 0.8%
Government of Argentina
2.50%	12/31/38	18	8	(j)
5.00%	08/03/12	69	17	(d,i)
7.00%	10/03/15	26	25
8.28%	12/31/33	19	17
Government of Belize
6.00%	02/20/29	34	30	(j)
Government of Bermuda
5.60%	07/20/20	100	104	(b,h)
Government of Brazil
6.00%	02/20/29	15	13	(b,j)
8.00%	01/15/18	35	41	(h)
8.25%	01/20/34	23	31
Government of Brazilian
4.88%	01/22/21	100	102
Government of Colombia
6.13%	01/18/41	100	103
7.38%	09/18/37	100	119
Government of Costa Rica
10.00%	08/01/20	40	55	(b,h)
Government of El Salvador
7.65%	06/15/35	20	21	(b,h)
Government of Grenada
2.50%	09/15/25	22	12	(b,h,j)
Government of Hungary
4.75%	02/03/15	100	98	(h)
Government of Lebanon
6.38%	03/09/20	37	39
Government of Lithuania
7.38%	02/11/20	100	110	(b,h)
Government of Panama
6.70%	01/26/36	29	32
Government of Peruvian
6.55%	03/14/37	39	43
Government of Philippine
6.38%	10/23/34	150	159

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Government of Poland
6.38%	07/15/19	$7	$8
Government of Turkey
5.63%	03/30/21	100	104
6.75%	05/30/40	100	109
Government of Uruguay
6.88%	09/28/25	20	22
Government of Venezuela
1.29%	04/20/11	11	11	(i)
10.75%	09/19/13	69	66
Government of Vietnam
1.30%	03/12/16	7	6	(i)
Korea National Oil Corp.
2.88%	11/09/15	100	96	(b,h)
Lebanese Republic
5.15%	11/12/18	14	14
Province of Manitoba Canada
4.90%	12/06/16	60	66	(h)
Province of Quebec Canada
7.50%	09/15/29	90	124
Republic of Dominican
9.50%	09/27/11	22	22
Russian Foreign Bond — Eurobond
7.50%	03/31/30	36	41	(j)
United Mexican States
5.13%	01/15/20	17	18
			1,886

Municipal Bonds and Notes — 0.1%
American Municipal Power-Ohio Inc.
8.08%	02/15/50	55	59
Municipal Electric Authority of Georgia
6.64%	04/01/57	158	154
New Jersey State Turnpike Authority
7.10%	01/01/41	40	43
7.41%	01/01/40	20	22
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	15	15

		Principal Amount	Fair Value

South Carolina State Public Service Authority
6.45%	01/01/50	$40	$41
			334

Total Bonds and Notes (Cost $68,487)			69,163

	Number of Shares

Exchange Traded Funds — 1.5%

Financial Select Sector SPDR Fund	12,500	199	(p)
Industrial Select Sector SPDR Fund	23,236	811	(p)

iShares MSCI Emerging Markets Index Fund	785	37
Vanguard REIT	42,381	2,347

Total Exchange Traded Funds (Cost $3,360)		3,394
Other Investments — 0.1%

GEI Investment Fund (Cost $206)		195	(k)

Total Investments in Securities (Cost $194,666)		214,607
Short-Term Investments — 9.3%

GE Money Market Fund Institutional Class
0.00%		21,384	(d,k)
(Cost $21,384)

Total Investments (Cost $216,050)		235,991

Liabilities in Excess of Other Assets, net — (2.7)%		(6,110)

NET ASSETS — 100.0%		$229,881

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	(in thousands) — December 31, 2010

Other Information

The Fund had the following long futures contracts open at December 31, 2010:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)

DJ Euro Stoxx 50 Index Futures	March 2011	3	$112	$(2)

FTSE 100 Index Futures	March 2011	1	92	—

Russell 2000 Mini Index Futures	March 2011	70	5,476	84

S&P 500 Emini Index Futures	March 2011	23	1,441	18

S&P Midcap 400 Emini Index Futures	March 2011	3	272	2

2 Yr. U.S. Treasury Notes Futures	March 2011	34	7,443	(10)

5 Yr. U.S. Treasury Notes Futures	March 2011	14	1,648	(10)

The Fund had the following short futures contracts open at December 31, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)

Ultra Long U.S. Treasury Bond Futures	March 2011	21	$(2,669)	$(13)

10 Yr. U.S. Treasury Notes Futures	March 2011	101	(12,164)	112

				$181

The Fund was invested in the following countries at December 31, 2010 as a % based on Fair Value:

Country	(Unaudited)
United States	69.90%
United Kingdom	4.68%
Germany	3.49%
Japan	3.08%
France	2.49%
Canada	2.31%
Switzerland	1.97%
China	1.54%
Brazil	1.48%
Taiwan	0.88%
Netherlands	0.83%
South Korea	0.77%
Australia	0.70%
Spain	0.62%
India	0.51%
Russian Federation	0.50%
Hong Kong	0.42%
Mexico	0.36%
South Africa	0.33%
Italy	0.31%
Philippines	0.24%
Sweden	0.22%
Peru	0.21%
Chile	0.20%
Indonesia	0.20%
Supranationals	0.17%
Colombia	0.15%
Turkey	0.15%
Thailand	0.14%
Denmark	0.13%
Ireland	0.13%
Malaysia	0.08%
Qatar	0.09%
Bermuda	0.07%
Israel	0.07%
Egypt	0.06%
El Salvador	0.05%
Lithuania	0.05%
Hungary	0.04%
Jamaica	0.04%
Trinidad And Tobago	0.04%

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2010

(Unaudited)

Ukraine	0.04%
United Arab Emirates	0.04%
Argentina	0.03%
Czech Republic	0.03%
Panama	0.03%
Venezuela, Bolivarian Republic Of	0.03%
Belize	0.02%
Costa Rica	0.02%
Lebanon	0.02%
Dominican Republic	0.01%
Grenada	0.01%
Kazakhstan	0.01%
Uruguay	0.01%

100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2010:

Industry	Domestic	Foreign	Total
Diversified Financial Services	0.91%	2.89%	3.80%
Integrated Oil & Gas	0.95%	2.00%	2.95%
Semiconductors	1.10%	0.92%	2.02%
Communications Equipment	1.31%	0.54%	1.85%
Wireless Telecommunication Services	0.87%	0.89%	1.76%
Pharmaceuticals	0.83%	0.78%	1.61%
Systems Software	1.57%	0.00%	1.57%
Asset Management & Custody Banks	1.49%	0.02%	1.51%
Fertilizers & Agricultural Chemicals	0.50%	0.98%	1.48%
Automobile Manufacturers	0.17%	1.29%	1.46%
Steel	0.63%	0.82%	1.45%
Exchange Traded Fund	1.44%	0.00%	1.44%
Life & Health Insurance	0.59%	0.82%	1.41%
Diversified Metals & Mining	0.09%	1.30%	1.39%
Internet Software & Services	0.68%	0.71%	1.39%
Biotechnology	1.36%	0.00%	1.36%
Packaged Foods & Meats	0.49%	0.82%	1.31%
Oil & Gas Equipment & Services	1.24%	0.00%	1.24%
Aerospace & Defense	0.70%	0.53%	1.23%

Industrial Conglomerates	0.03%	1.15%	1.18%
Household Products	0.50%	0.56%	1.06%
Industrial Gases	0.49%	0.56%	1.05%
Healthcare Services	0.79%	0.22%	1.01%
Specialized Finance	0.73%	0.28%	1.01%
Investment Banking & Brokerage	0.61%	0.36%	0.97%
Oil & Gas Exploration & Production	0.88%	0.09%	0.97%
Healthcare Equipment	0.94%	0.00%	0.94%
Life Sciences Tools & Services	0.88%	0.00%	0.88%
Soft Drinks	0.79%	0.00%	0.79%
Data Processing & Outsourced Services	0.76%	0.00%	0.76%
Electric Utilities	0.67%	0.06%	0.73%
Electrical Components & Equipment	0.30%	0.40%	0.70%
IT Consulting & Other Services	0.39%	0.27%	0.66%
Industrial Machinery	0.29%	0.36%	0.65%
Integrated Telecommunication Services	0.41%	0.24%	0.65%
Computer Hardware	0.63%	0.00%	0.63%
Application Software	0.27%	0.35%	0.62%
Multi-Utilities	0.20%	0.42%	0.62%
Multi-Line Insurance	0.24%	0.31%	0.55%
Home Improvement Retail	0.53%	0.00%	0.53%
Cable & Satellite	0.52%	0.00%	0.52%
Construction & Engineering	0.07%	0.44%	0.51%
Movies & Entertainment	0.50%	0.00%	0.50%
Construction & Farm Machinery & Heavy Trucks	0.26%	0.23%	0.49%
Security & Alarm Services	0.34%	0.15%	0.49%
Advertising	0.47%	0.00%	0.47%
Food Retail	0.00%	0.45%	0.45%
General Merchandise Stores	0.44%	0.00%	0.44%
Apparel, Accessories & Luxury Goods	0.20%	0.19%	0.39%
Electronic Components	0.06%	0.31%	0.37%
Healthcare Supplies	0.00%	0.36%	0.36%
Hypermarkets & Super Centers	0.04%	0.31%	0.35%
Real Estate Services	0.35%	0.00%	0.35%
Coal & Consumable Fuels	0.13%	0.19%	0.32%
Regional Banks	0.15%	0.16%	0.31%
Trading Companies & Distributors	0.11%	0.18%	0.29%
Property & Casualty Insurance	0.28%	0.00%	0.28%
Diversified Capital Markets	0.00%	0.25%	0.25%

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2010

(Unaudited)

Hotels, Resorts & Cruise Lines	0.22%	0.02%	0.24%
Diversified Real Estate Activities	0.00%	0.22%	0.22%
Diversified Support Services	0.08%	0.14%	0.22%
Oil & Gas Storage & Transportation	0.21%	0.00%	0.21%
Homefurnishing Retail	0.20%	0.00%	0.20%
Apparel Retail	0.11%	0.08%	0.19%
Railroads	0.18%	0.00%	0.18%
Home Entertainment Software	0.17%	0.00%	0.17%
Research & Consulting Services	0.17%	0.00%	0.17%
Thrifts & Mortgage Finance	0.17%	0.00%	0.17%
Agricultural Products	0.08%	0.08%	0.16%
Broadcasting	0.11%	0.05%	0.16%
Casinos & Gaming	0.14%	0.02%	0.16%
Computer Storage & Peripherals	0.16%	0.00%	0.16%
Office REITs	0.16%	0.00%	0.16%
Gold	0.00%	0.14%	0.14%
Construction Materials	0.00%	0.13%	0.13%
Human Resource & Employment Services	0.00%	0.13%	0.13%
Marine	0.00%	0.13%	0.13%
Air Freight & Logistics	0.12%	0.00%	0.12%
Building Products	0.00%	0.12%	0.12%
Healthcare Technology	0.12%	0.00%	0.12%
Semiconductor Equipment	0.11%	0.00%	0.11%
Restaurants	0.10%	0.00%	0.10%
Consumer Finance	0.09%	0.00%	0.09%
Distillers & Vintners	0.00%	0.09%	0.09%
Oil & Gas Drilling	0.00%	0.09%	0.09%
Reinsurance	0.08%	0.00%	0.08%
Tobacco	0.07%	0.00%	0.07%
Homebuilding	0.06%	0.00%	0.06%
Independent Power Producers & Energy Traders	0.05%	0.01%	0.06%
Personal Products	0.05%	0.01%	0.06%
Specialized REITs	0.06%	0.00%	0.06%
Brewers	0.03%	0.02%	0.05%
Department Stores	0.05%	0.00%	0.05%
Electronic Manufacturing Services	0.00%	0.05%	0.05%
Environmental & Facilities Services	0.05%	0.00%	0.05%
Food Distributors	0.03%	0.02%	0.05%
Healthcare Distributors	0.04%	0.01%	0.05%
Diversified Chemicals	0.04%	0.00%	0.04%
Drug Retail	0.04%	0.00%	0.04%

Oil & Gas Refining & Marketing	0.00%	0.04%	0.04%
Specialty Chemicals	0.04%	0.00%	0.04%
Beverages	0.00%	0.03%	0.03%
Distributors	0.03%	0.00%	0.03%
Electronic Equipment & Instruments	0.00%	0.03%	0.03%
Real Estate Development	0.00%	0.03%	0.03%
Education Services	0.00%	0.02%	0.02%
Forest Products	0.02%	0.00%	0.02%
Household Appliances	0.00%	0.02%	0.02%
Utilities	0.02%	0.00%	0.02%
Consumer Electronics	0.00%	0.01%	0.01%
Heavy Electrical Equipment	0.00%	0.01%	0.01%
Internet Retail	0.00%	0.01%	0.01%
Real Estate Operating Companies	0.00%	0.01%	0.01%

			61.56%

Sector	% (based on Fair Value)
Corporate Notes	10.29%
Agency Mortgage Backed	9.01%
U.S. Treasuries	4.75%
Non-Agency CMOs	3.22%
Sovereign Bonds	0.80%
Agency CMOs	0.67%
Asset Backed	0.42%
Municipal Bonds and Notes	0.14%

29.30%

Short Term and Other Investments
Short-Term	9.06%
Other Investments	0.08%

9.14%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

Michael J.Caufield

The Elfun Tax-Exempt Income Fund is managed by Michael J. Caufield. See portfolio managers’ biographical information beginning on page 116.

Q.	How did the Elfun Tax-Exempt Income perform compared to its benchmark for the twelve-months ending December 31, 2010?

A.	For the twelve-month period ended December 31 2010 the Elfun Tax-Exempt Income Fund returned, net of fees, 1.86%. The Barclay’s Capital Municipal Bond Index, returned 2.38%, while the Morningstar Long Tax-Exempt Fund group, consisting of 274 Long-term Municipal Bond funds had a median return of 1.65% for the same period. The Fund’s long term performance continues to distinguish it among its peers with returns placing it in the top 6%, for three and five years and top 3% for the 10 year period.

Q.	What were the primary drivers behind Fund performance?

A.	2010 was clearly among the most challenging years in recent memory and portfolio returns encompassed a broad band throughout the year. In an effort to maintain a competitive portfolio dividend and faced with a historically steep yield curve as well as a decline in longer tax-exempt product, the portfolio extended its duration by .75 years, while maintaining a laddered approach to curve positioning during the first quarter of 2010. The portfolio performed well amid volatile markets through the first ten months of the year compared to the benchmark, but trailed the peer group given its more conservative positioning and the Fund’s continued emphasis on income. In the latter portion of 2010, however, thin tax-exempt supply attractive yields and high reinvestment capital were easily trumped by tax-exempt mutual fund outflows, volatile Treasury yields and significant negative headlines regarding the credit standing of municipal issuers. In the fourth quarter mutual fund flows driven by speculative headlines and perceived weakness of municipal credits combined with rising treasury yields and a surge in year-end new issue supply drove tax-exempt yields dramatically higher as long-term funds sought liquidity to satisfy unsettled individual investors. While the Fund was not immune from negative flows, the impact of peer group selling was far more damaging on municipal valuations and fund net asset value.

Q.	What happened in the U.S. economy during the twelve-month period ended December 31, 2010 and how was the portfolio positioned with respect to economic conditions?

A.

Over the last eighteen months recessionary pressures on municipal entities strained available resources necessary to provide basic services while state and local governments further struggled under increased unfunded federal mandates. The Federal government, in an effort to improve access to capital and relieve

(Unaudited)

burdensome borrowing costs focused a significant part of its economic stimulus efforts on municipalities. The American Reinvestment and Recovery Act which passed in early 2009 created the Build America Bond (BAB) program providing federal subsidies to municipalities issuing bonds in the taxable market. This Act, due to expire on December 31 2010 allowed states and municipalities to issue federally taxable municipal bonds with 35% of the interest cost directly subsidized by a rebate from the federal government. This new source of financing for issuers translated into significant borrowing cost savings while introducing municipal debt to a new class of investor, both domestic and foreign. The diversion of new issue product away from traditional tax-exempt investors, when combined with the uncertainty regarding renewal of the Bush tax cuts as well as new taxes associated with the Health Care Reform Act of 2010, magnified the benefits of tax-exempt investing through the first ten months of the year . The resultant supply/demand imbalance was clearly a key determinant in the direction of rates for a large part of the year. The resultant shift in issuance pattern drove tax-exempt yields to all time low yields.

Unfortunately such levels were not sustainable as external factors not directly connected to the economy began to take hold of the direction of rates in the fourth quarter.

The Great Recession of 2008-2010 was broader in depth and length than many expected and spared no municipal entity throughout the country. Faced with reduced revenue, lower pension returns and rising borrowing costs, the challenges faced by municipalities suddenly became front page news. Despite making great strides to make the difficult decisions and balance their respective budgets, unfunded pension mandates took center stage. This has been a key initiative for many states over the last three years, challenging them to provide creative solutions in order to meet their future obligations. In 2009-2010 over 23 states legislatively addressed the problem, yet the scope of future mandates became a focal point and injected a significant degree of uncertainty into the market. Individual investors, who were the main proponent of rates in the first ten months of 2010, driving yields toward historic lows, became unsettled by increasing media attention to the challenges facing tax exempt issuers. While this information was well know to market professionals and entrenched in existing market prices, the unsubstantiated doomsday predictions of several “self anointed experts” led to panic redemptions by individuals, leading to a technical imbalance which overwhelmed available liquidity sources. At the same time uncertainty regarding the extension and eventual refusal of Congress to extend the BAB, which had a significant adverse impact to market technical factors, converged with a seasonal surge in new issue supply to create a “perfect storm”, derailing municipal values and ultimately undermined market stability in the fourth quarter.

While the Fund, with ample liquidity, a defensive cash position and less than 6% of its holdings longer than 30 years was not exempt from the volatility and asset value pressure experienced throughout the asset class, it did fare better than 75% of its peers over the last three hectic months of 2010.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchases payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section,

together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return**	1,000.00	987.14	0.95

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,023.97	0.97

*	Expenses are equal to the Fund’s annualized expense ratio of 0.19% (for the period July 1, 2010 - December 31, 2010), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

**	Actual Fund Return for the six-month period ended December 31, 2010 was: -1.29%. Past performance does not guarantee future results.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek as high a level of current interest income exempt from federal income taxation as is available from concentration of investment in municipal bonds consistent with prudent investment management and the preservation of capital by investing primarily in investment-grade municipal securities.

Quality Ratings

as of December 31, 2010 as a % of Fair Value(b)

Moody’s / S&P / Fitch Rating*	Percentage of Fair Value
Aaa / AAA	17.68%
Aa / AA	43.32%
A / A	30.38%
Below A	8.62%
100.00%

*	Moody’s Investors Services Inc, Standard & Poor’s and Fitch are nationally recognized statistical rating organizations.

Sector Allocation

as a % of the Fair Value of $1,646,223 (in thousands) as of December 31, 2010.(b)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/10

	One Year	Five Year	Ten Year
Number of Funds in peer group	274	267	266
Peer group average annual total return	1.65%	2.78%	3.79%
Morningstar category in peer group: Muni National Long

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2010

(Inception date: 01/01/80)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun Tax-Exempt Fund	1.86%	4.02%	4.75%	15,901

Barclays Capital U.S. Municipal Bond Index	2.38%	4.09%	4.83%	16,034

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance on page 1 for further information.

Past performance does not predict future performance. The performance shown on the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Tax-Exempt Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Municipal Bonds and Notes — 98.0%†

Alabama — 1.3%

City of Birmingham AL
0.53%	05/01/17	$3,395	$3,565
East Alabama Health Care Authority
0.50%	09/01/33	5,500	5,719
Montgomery BMC Special Care Facilities Financing Authority (MBIA Insured)
0.50%	11/15/20	8,375	9,387	(n)
Montgomery Medical Clinic Board
0.53%	03/01/31 - 03/01/36	3,000	2,668
			21,339

Arizona — 4.1%

Arizona State University (FSA Insured)
0.53%	07/01/15	5,000	5,329	(n)
City of Phoenix AZ
0.50%	07/01/19	5,000	5,561
Glendale Western Loop 101 Public Facilites Corp.
0.63%	07/01/38	10,000	10,296
Maricopa County Industrial Development Authority
0.55%	07/01/26	5,000	5,041
Maricopa County Stadium District (AMBAC Insured)
0.54%	06/01/16	2,145	2,217	(n)
Phoenix Civic Improvement Corp.
0.50%	07/01/39 - 07/01/40	13,500	13,147
Phoenix Civic Improvement Corp. (FGIC Insured)
0.55%	07/01/23 - 07/01/24	7,260	8,213	(n)
Pima County Industrial Development Authority
0.53%	10/01/40	2,000	1,736
0.58%	09/01/29	2,500	2,517

		Principal Amount	Fair Value

Salt River Project Agricultural Improvement & Power District
0.50%	12/01/21	$10,000	$11,220
Scottsdale Industrial Development Authority (AGC Insured)
0.50%	09/01/39	2,000	1,823	(n)
University Medical Center Corp.
0.65%	07/01/39	1,000	1,048
			68,148

California — 6.6%

Abag Finance Authority for Nonprofit Corps
0.50%	12/01/37	2,940	2,526
Bay Area Toll Authority
0.50%	04/01/31 - 04/01/34	15,000	14,712	(h)
California Educational Facilities Authority
0.50%	10/01/39	7,000	6,957
0.53%	10/01/39 - 04/01/40	16,000	16,798
California Health Facilities Financing Authority
0.60%	07/01/39	5,000	5,090
0.65%	10/01/33	3,500	3,793
California State Public Works Board
0.60%	04/01/26	8,475	8,741
Coast Community College District (FSA Insured)
6.03%	08/01/33	8,750	6,618	(d,n)
Foothill-De Anza Community College District (AMBAC Insured)
0.45%	08/01/31	4,600	4,097	(n)
Los Angeles Department of Water & Power (AMBAC Insured)
0.50%	07/01/32	5,000	4,890	(n)
Los Angeles Harbor Department
0.50%	08/01/26	8,000	8,128
Metropolitan Water District of Southern California
0.50%	07/01/35	5,000	5,043

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

San Diego Unified School District (FSA Insured)
0.53%	07/01/17 - 07/01/19	$8,795	$9,710	(n)
San Francisco Bay Area Rapid Transit District
0.50%	08/01/27	5,000	5,193
San Francisco City & County Airports Commission
0.53%	05/01/26	3,000	3,051
University of California (AMBAC Insured)
0.50%	05/15/34 - 05/15/34	6,000	6,018	(n)
			111,365

Colorado — 0.9%

Colorado Water Resources & Power Development Authority
0.53%	09/01/17 - 09/01/18	5,880	6,185
Regional Transportation District
0.54%	06/01/31	2,500	2,480
University of Colorado Hospital Authority
0.53%	11/15/39	7,000	6,651
			15,316

Connecticut — 1.8%

Connecticut State Health & Educational Facility Authority
0.50%	07/01/40 - 07/01/42	10,500	10,186
Connecticut State Health & Educational Facility Authority (MBIA Insured)
0.45%	07/01/37	8,055	7,045	(n)
South Central Connecticut Regional Water Authority (MBIA Insured)
0.50%	08/01/27	3,000	3,068	(n)
State of Connecticut
0.50%	11/01/26	10,000	10,474
			30,773

		Principal Amount	Fair Value

Delaware — 1.1%

County of New Castle DE
0.50%	07/15/33 - 07/15/39	$10,000	$10,182
Delaware State Health Facilities Authority
0.50%	10/01/40	8,300	7,977
			18,159

District Of Columbia — 1.2%

District of Columbia
0.55%	04/01/36	15,000	14,999
District of Columbia Water & Sewer Authority
0.53%	10/01/29	5,000	5,199
			20,198

Florida — 2.0%

Brevard County Health Facilities Authority
0.70%	04/01/39	1,000	1,072
City of Tampa FL
0.50%	10/01/26	5,000	5,103
Hillsborough County Industrial Development Authority
0.50%	10/01/18	5,000	5,072
0.53%	10/01/15 - 10/01/24	10,630	10,732
Jacksonville Economic Development Commission
0.55%	11/15/36	5,000	5,022
South Miami Health Facilities Authority
0.53%	11/15/33	6,380	6,944
			33,945

Georgia — 7.9%

Athens-Clarke County Unified Government
0.55%	01/01/38	7,000	7,177
Athens-Clarke County Unified Government Development Authority
5.91%	06/15/31	6,050	4,722	(d)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Augusta-Richmond County GA (FSA Insured)
0.53%	10/01/34	$8,500	$8,643	(n)
City of Atlanta GA
0.50%	01/01/25	10,000	9,960
City of Atlanta GA (FSA Insured)
0.53%	01/01/33	4,000	3,928	(n)
0.58%	11/01/27	5,000	5,381	(n)
County of DeKalb GA (FSA Insured)
0.53%	10/01/32	15,000	15,355	(n)
County of Fulton GA (FGIC Insured)
0.50%	01/01/30	5,000	5,083	(n)
0.53%	01/01/35	5,500	5,611	(n)
DeKalb Newton & Gwinnett Counties Joint Development Authority
0.60%	07/01/34	8,500	9,094
Fayette County School District (FSA Insured)
0.48%	03/01/22	2,520	2,619	(n)
0.49%	03/01/23	2,290	2,370	(n)
Gwinnett County School District
0.50%	02/01/25	5,000	5,545
Henry County Hospital Authority (MBIA Insured)
0.50%	07/01/24	1,865	1,910	(n)
Metropolitan Atlanta Rapid Transit Authority
0.50%	07/01/39	15,000	14,710
Municipal Electric Authority of Georgia
0.53%	01/01/19	2,490	2,739
Private Colleges & Universities Authority
0.53%	06/01/20	2,775	2,825
0.60%	06/01/21	2,410	2,435
Private Colleges & Universities Authority (MBIA Insured)
0.65%	11/01/15	4,010	4,641	(n)

		Principal Amount	Fair Value

South Regional Joint Development Authority (AGC Insured)
0.45%	08/01/39	$2,650	$2,268	(n)
State of Georgia
0.45%	01/01/29	4,500	4,548
0.50%	08/01/22	4,460	5,226	(m)
0.50%	08/01/22 - 01/01/26	4,790	5,175
			131,965

Hawaii — 2.2%

City & County of Honolulu HI
0.50%	04/01/33	10,000	10,161
0.60%	01/01/12 - 01/01/12	2,000	2,109
State of Hawaii
0.53%	07/01/24	16,000	16,544
State of Hawaii (FSA Insured)
0.58%	02/01/14	6,500	7,358	(n)
			36,172

Idaho — 1.8%

Idaho Health Facilities Authority
0.68%	11/01/37	4,000	4,244
Idaho Housing & Finance Assoc.
0.50%	07/15/17	6,025	6,845
Idaho Housing & Finance Assoc. (MBIA Insured)
0.50%	07/15/22 - 07/15/24	17,900	18,648	(n)
			29,737

Illinois — 2.1%

County of Cook IL (AMBAC Insured)
0.55%	11/15/26	10,000	10,880	(m,n)
Illinois Finance Authority
0.50%	12/01/38	4,960	5,066
0.55%	08/15/43	5,000	5,710
Metropolitan Pier & Exposition Authority (MBIA Insured)
5.00%	06/15/19	4,000	3,809	(d,n)
5.54%	06/15/22	4,505	3,179	(d,n)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Southwestern Illinois Development Authority (MBIA Insured)
0.50%	10/01/21	$4,000	$4,386	(n)
University of Illinois (FGIC Insured)
0.53%	04/01/32	2,540	2,508	(n)
			35,538

Indiana — 3.1%

County of St. Joseph IN
0.50%	03/01/36	10,000	10,107
Indiana Finance Authority
0.50%	10/01/40	5,000	4,668
0.53%	02/15/40	10,000	9,135
Indiana Finance Authority (AMBAC Insured)
0.54%	03/01/34	5,500	5,244	(n)
Indiana Municipal Power Agency
0.55%	01/01/27	2,500	2,586
0.58%	01/01/34	2,000	2,050
Indiana Municipal Power Agency (MBIA Insured)
0.50%	01/01/42	6,150	5,669	(n)
Indianapolis Local Public Improvement Bond Bank
0.58%	01/01/38	7,000	7,263
Merrillville Multi School Building Corp.
0.53%	07/15/28	5,000	5,082
			51,804

Kansas — 0.3%

University of Kansas Hospital Authority
0.56%	09/01/32	4,150	4,473

Kentucky — 2.7%

Kentucky Economic Development Finance Authority
0.60%	06/01/30	4,000	3,932
0.64%	06/01/40	7,900	7,832

		Principal Amount	Fair Value

Kentucky State Property & Building Commission (AGC Insured)
0.53%	02/01/27 - 02/01/28	$16,745	$17,214	(n)
Kentucky Turnpike Authority (AMBAC Insured)
0.50%	07/01/26	5,000	5,120	(n)
Louisville-Jefferson County Metropolitan Government
0.53%	10/01/36	13,000	11,525
			45,623

Louisiana — 1.2%

Louisiana Public Facilities Authority (MBIA Insured)
0.53%	07/01/33	10,925	10,928	(n)
0.54%	05/15/16	7,870	8,695	(m,n)
Regional Transit Authority (AGC Insured)
0.50%	12/01/30	750	738	(n)
			20,361

Maine — 0.7%

Maine Health & Higher Educational Facilities Authority
0.51%	07/01/31	5,000	5,117
0.53%	07/01/21	1,790	1,931
Maine Municipal Bond Bank
0.55%	11/01/21	3,325	3,465	(m)
Maine Turnpike Authority
0.60%	07/01/34	1,250	1,336
			11,849

Maryland — 3.2%

County of Frederick MD
0.50%	07/01/40	5,130	4,598
County of Prince George’s MD
0.50%	10/01/22	6,820	7,575	(m)
Maryland Economic Development Corp.
0.58%	06/01/35	3,000	2,820

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Maryland Health & Higher Educational Facilities Authority
0.50%	07/01/32 - 05/15/40	$21,700	$21,367
0.51%	11/15/34	7,200	8,036	(b)
Washington Suburban Sanitation District
0.45%	06/01/26	8,470	8,755
			53,151

Massachusetts — 4.0%

Massachusetts Development Finance Agency
0.50%	01/01/40	10,000	9,039
Massachusetts Health & Educational Facilities Authority
0.50%	07/01/34 - 07/15/35	20,000	19,855
0.55%	11/15/36	4,000	4,251
0.58%	07/01/39	8,000	7,857
Massachusetts State Department of Transportation
0.50%	01/01/37	10,000	9,552
Massachusetts Water Resources Authority
0.65%	07/15/19	14,125	16,849
			67,403

Michigan — 1.9%

City of Detroit MI (FSA Insured)
0.53%	07/01/21 - 07/01/22	4,545	4,668	(n)
City of Detroit MI (MBIA Insured)
0.50%	07/01/27	7,145	7,152	(n)
Michigan Municipal Bond Authority
0.53%	10/01/17	6,465	6,862
Michigan State Hospital Finance Authority
0.54%	12/01/30	2,000	1,968
State of Michigan
0.55%	11/01/18	6,000	6,868
State of Michigan (FSA Insured)
0.53%	09/15/27	5,000	5,110	(n)
			32,628

		Principal Amount	Fair Value

Minnesota — 0.3%

City of Rochester MN
0.50%	11/15/38	$4,500	$4,460

Mississippi — 0.5%

State of Mississippi
0.55%	09/01/14	7,500	8,549

Missouri — 0.7%

Missouri Highway & Transportation Commission
0.50%	05/01/21	1,500	1,690
Missouri Joint Municipal Electric Utility Commission
0.58%	01/01/29	4,500	4,663
Missouri State Environmental Improvement & Energy Resources Authority
0.50%	01/01/24	5,000	5,254
			11,607

Nebraska — 0.3%

City of Lincoln NE
0.50%	09/01/32	4,000	4,064

Nevada — 0.1%

City of Las Vegas N.V. (AGC Insured)
0.56%	06/01/16	1,670	1,691	(n)

New Jersey — 10.0%

Cape May County Municipal Utilities Authority (FSA Insured)
0.58%	01/01/15 - 01/01/16	8,500	9,908	(n)
Essex County Improvement Authority (FSA Insured)
0.53%	12/15/17	9,765	10,511	(n)
0.53%	12/15/17	235	264	(m,n)
New Jersey Economic Development Authority
0.55%	12/15/29	5,000	5,205

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

New Jersey Educational Facilities Authority
0.53%	07/01/32	$2,625	$2,895
0.60%	12/01/17	10,000	11,234
New Jersey Healthcare Facilities Financing Authority (AGC Insured)
0.50%	01/01/28	2,500	2,350	(n)
New Jersey Higher Education Assistance Authority
0.56%	06/01/30	7,500	7,530
New Jersey State Turnpike Authority
0.53%	01/01/40	13,000	13,067
New Jersey State Turnpike Authority (AMBAC Insured)
0.65%	01/01/16 - 01/01/16	49,960	56,635	(n)
New Jersey Transportation Trust Fund Authority
0.50%	12/15/24	7,000	7,028
0.55%	06/15/19 - 06/15/24	31,280	34,751	(m)
New Jersey Transportation Trust Fund Authority (FSA Insured)
0.58%	12/15/14	1,390	1,565	(n)
0.58%	12/15/14	4,610	5,383	(l,n)
			168,326

New Mexico — 2.0%

City of Farmington NM
0.47%	09/01/24	4,000	3,746
New Mexico Finance Authority
0.50%	06/15/23 - 12/15/26	17,750	18,730
New Mexico Hospital Equipment Loan Council
0.55%	08/01/25 - 08/01/30	10,750	11,161
			33,637

New York — 5.8%

Albany Industrial Development Agency
0.53%	11/15/27 - 11/15/32	6,500	6,058	(h)

		Principal Amount	Fair Value

Brooklyn Arena Local Development Corp.
0.60%	07/15/30	$4,500	$4,518
Long Island Power Authority
0.60%	05/01/33	7,500	8,010
Metropolitan Transportation Authority
0.53%	11/15/40	2,500	2,437
New York City Transitional Finance Authority
0.55%	07/15/31	10,000	10,541
New York Liberty Development Corp.
0.51%	01/15/44	10,000	9,490
New York State Dormitory Authority
0.50%	03/15/25 - 07/01/39	15,260	15,615
0.53%	11/15/23	10,400	10,909
0.55%	05/01/37	2,500	2,479
0.65%	12/01/21	4,500	4,715
New York State Urban Development Corp.
0.55%	07/01/16 - 01/01/19	9,000	10,272
Triborough Bridge & Tunnel Authority
0.50%	11/15/26	10,000	10,449
Westchester County Healthcare Corp.
0.61%	11/01/37	2,500	2,453
			97,946

North Carolina — 2.3%

Board of Governors of the University of North Carolina (MBIA Insured)
0.50%	10/01/18	2,750	2,989	(n)
City of Charlotte NC
0.50%	06/01/23 - 07/01/38	10,780	11,426
North Carolina Capital Facilities Finance Agency
0.46%	11/01/40	9,000	8,045
0.50%	01/01/38	1,000	1,003

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

North Carolina Eastern Municipal Power Agency
0.50%	01/01/26	$5,000	$4,938
North Carolina Medical Care Commission
0.48%	11/01/43	10,000	8,560
State of North Carolina
0.46%	05/01/29	1,500	1,454
			38,415

Ohio — 3.3%

American Municipal Power-Ohio Inc.
0.50%	02/15/38	5,000	4,710
City of Columbus OH
0.45%	06/01/32	700	647
0.48%	06/01/31	5,000	4,879
County of Cuyahoga OH
0.60%	01/01/32	10,000	10,215
County of Franklin OH
0.45%	12/01/37	3,000	2,560
0.50%	05/15/21	2,685	2,738
0.53%	05/15/24	1,400	1,422
County of Hamilton OH (AMBAC Insured)
0.53%	12/01/32	1,520	1,497	(n)
County of Hamilton OH (MBIA Insured)
0.50%	12/01/19	4,250	4,730	(m,n)
Cuyahoga Community College District
0.50%	08/01/26 - 08/01/27	3,000	3,063
Kent State University (AGC Insured)
0.50%	05/01/29 - 05/01/30	3,320	3,337	(n)
Lorain County Port Authority
0.68%	12/01/40	2,000	1,980
Ohio Higher Educational Facility Commission
0.52%	11/01/26	3,700	3,884
0.63%	05/01/38	5,000	5,261
State of Ohio
0.50%	11/01/32	1,100	1,103

		Principal Amount	Fair Value

The Ohio State University
0.53%	12/01/11	$3,150	$3,284
			55,310

Oklahoma — 1.4%

Claremore Public Works Authority (Class AFAC) (FSA Insured)
0.53%	06/01/34	6,315	7,204	(m,n)
Oklahoma Municipal Power Authority (FGIC Insured)
0.45%	01/01/47	9,000	7,557	(n)
Oklahoma Turnpike Authority (AMBAC Insured)
0.53%	01/01/15	8,005	8,319	(n)
			23,080

Oregon — 0.1%

Ontario Hospital Facility Authority
0.45%	12/01/37	2,500	2,141

Pennsylvania — 3.4%

Allegheny County Hospital Development Authority
0.50%	11/15/28	8,000	5,649
Pennsylvania Higher Educational Facilities Authority
0.55%	08/15/18	1,000	1,131
Pennsylvania Industrial Development Authority (AMBAC Insured)
0.55%	07/01/17	3,100	3,248	(n)
Pennsylvania Turnpike Commission
0.53%	06/01/39	11,750	11,362
6.13%	12/01/34	12,000	8,795	(d)
Pennsylvania Turnpike Commission (AMBAC Insured)
0.53%	12/01/32	12,000	12,147	(n)
Philadelphia Authority for Industrial Development
0.53%	09/01/36	1,750	1,396

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Southcentral General Authority
0.54%	05/15/28	$4,100	$4,214
State Public School Building Authority (FSA Insured)
0.53%	06/01/27	8,000	8,816	(m,n)
			56,758

Puerto Rico — 2.9%

Commonwealth of Puerto Rico
0.58%	07/01/38	7,000	7,051
0.60%	07/01/39	10,000	10,173
Puerto Rico Electric Power Authority
0.53%	07/01/40	5,000	4,654
Puerto Rico Sales Tax Financing Corp.
0.55%	08/01/42	15,000	14,584
5.70%	08/01/32	15,000	11,835	(d)
			48,297

Rhode Island — 0.1%

Rhode Island Health & Educational Building Corp.
0.63%	09/15/34	1,300	1,349
0.65%	09/15/28	1,000	1,082
			2,431

South Carolina — 5.7%

Berkeley County School District
0.53%	12/01/24	15,000	15,201	(h)
Charleston Educational Excellence Finance Corp.
0.53%	12/01/27 - 12/01/30	21,850	22,007
City of Greenville SC
0.51%	02/01/22	5,195	5,455	(m)
County of Beaufort SC (MBIA Insured)
0.55%	06/01/17 - 06/01/18	4,150	4,347	(n)
Greenville County School District
0.53%	12/01/21	2,000	2,095
0.55%	12/01/28	10,725	11,799
Lexington County Health Services District Inc.
0.55%	11/01/13	4,050	4,374

		Principal Amount	Fair Value

South Carolina Educational Facilities Authority
0.50%	10/01/38	$7,650	$7,243
South Carolina State Public Service Authority
0.55%	01/01/38	7,500	7,870
South Carolina State Public Service Authority (FSA Insured)
0.51%	01/01/32	10,000	10,457	(n)
0.55%	01/01/36	5,000	5,247	(m,n)
			96,095

Tennessee — 0.6%

Knox County Health Educational & Housing Facilities Board
0.53%	04/01/36	10,000	8,760
State of Tennessee
0.50%	05/01/19	1,000	1,147
			9,907

Texas — 5.7%

City of Austin TX (AMBAC Insured)
0.55%	11/15/16	5,450	6,365	(n)
City of Dallas TX
0.50%	10/01/39	10,000	10,038
City of Houston TX (AMBAC Insured)
0.58%	12/01/14	5,000	5,470	(m,n)
City of Houston TX (FSA Insured)
0.53%	05/15/22	10,000	10,566	(n)
North Central Texas Health Facility Development Corp.
0.51%	05/15/22	4,500	4,514
North Texas Tollway Authority
0.53%	01/01/44	10,000	8,786
0.56%	01/01/33	1,500	1,439
0.58%	01/01/38 - 01/01/40	21,475	20,334
0.60%	01/01/38	5,000	4,993
San Antonio Independent School District
0.54%	08/15/19	2,685	2,768	(m)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

State of Texas
0.50%	04/01/33	$5,000	$5,032
Tarrant County Cultural Education Facilities Finance Corp.
0.50%	11/15/40	5,000	4,663
University of Texas
0.50%	08/15/24	10,000	10,812
			95,780

Utah — 0.2%

Utah State Board of Regents
0.50%	11/01/30	4,000	3,985

Vermont — 0.3%

Vermont Educational & Health Buildings Financing Agency
0.50%	10/31/46	5,700	5,625

Virginia — 1.3%

Chesterfield County Economic Development Authority (AGC Insured)
0.50%	11/01/42	4,000	3,735	(n)
City of Richmond VA
0.50%	01/15/40	10,000	10,000
Roanoke Economic Development Authority
0.50%	07/01/33	1,750	1,639
Virginia College Building Authority
0.44%	02/01/28	845	835
Virginia Resources Authority
0.53%	11/01/38	5,000	5,125
			21,334

Washington — 0.7%

County of King WA
0.55%	12/01/13 - 12/01/13	5,120	5,771	(l)
0.55%	12/01/13	4,880	5,489
			11,260

		Principal Amount	Fair Value

Wisconsin — 0.2%

State of Wisconsin (AMBAC Insured)
0.58%	07/01/14	$2,990	$3,173	(n)

Total Municipal Bonds and Notes (Cost $1,623,078)			1,643,818
Other Investments — 0.0%*

GEI Investment Fund (Cost $281)			267	(k)

Total Investment in Securities (Cost $1,623,359)			1,644,085
Short-Term Investments — 0.1%

Time Deposit — 0.1%

State Street Corp.
0.01%	01/03/11	2,138	2,138	(e)
(Cost $2,138)

Total Investments (Cost $1,625,497)			1,646,223

Other Assets and Liabilities, net — 1.9%			31,702

NET ASSETS — 100.0%			$1,677,925

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

Paul M. Colonna

The Elfun Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna (pictured to the left), William M. Healey, Mark H. Johnson and Vita Marie Pike. The team is lead by Mr. Colonna who is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative. See portfolio managers’ biographical information beginning on page 116.

Q.	How did the Elfun Income Fund perform compared to its benchmark for the twelve-month period ended December 31, 2010?

A.	The Elfun Income Fund returned 8.31% (net of fees) for the twelve-month period ended December 31, 2010 versus a return of 6.54% for the Barclays Capital U.S. Aggregate Bond Index. The Morningstar peer group of 1,205 U.S. DE Intermediate-Term Funds had returned on average 7.71% over the same period.

Q.	Discuss the factors that materially affected the fund’s performance during the fiscal period.

A.	The fixed income market benefited from both declining interest rates and spread compression over the last fiscal period, producing positive price returns which added to income generated from coupon interest. U.S. 2-year and 10-year Treasury note yields ended the year at 0.59% and

3.29% respectively, down 54 basis points each. The U.S. 30-year bond finished the year yielding 4.33%, down 31 basis points. As the U.S. economy recovered in 2010 and growth expectations for 2011 picked up, non-treasury securities outperformed treasury securities during the period due to tightening spreads. The Barclays Capital U.S. Credit Index yield spread narrowed 11 basis points, which contributed to a total return of 8.47% last year. Commercial mortgage-backed securities experienced the largest spread compression and led all sectors with an annual return of 20.4%. Yield spreads on high yield and emerging market debt also narrowed contributing to double digit returns for both (BC High Yield Index returned 15.12% and JPM EMBI-GD Index returned 12.24%). The largest contributor to the Fund’s performance on an absolute basis and relative to its benchmark was the overweight positions in investment grade credit and commercial mortgage-backed securities plus non-index allocations to high yield and emerging market debt. Security selection within the agency and commercial MBS sectors added value as did an overweight in financial versus non-corporate issuers in investment grade credit. Duration positioning had a negative effect on performance, primarily in April and May when the Fund’s duration was shorter than that of the benchmark and U.S. interest rates fell significantly in a flight to quality away from risky assets brought on by the fiscal crises among the European peripheral

(Unaudited)

countries, namely Greece, Ireland, Portugal and Spain. A small position in Greece bonds early in the year impacted performance negatively.

Q.	Were there any significant changes to the Fund during the period?

A.	Sector allocations did change throughout the year, primarily adding to non-treasury sectors vis-à-vis treasury securities. The underweight in agency MBS (approximately 10%) was brought back to a neutral weighting mid-year while the overweight in commercial MBS was increased during the first half of 2010 to roughly 7.5% and remained through yearend. Allocations to high yield and emerging market debt were increased to after the flight to quality in May and finished the year around 8% each in the fund. Duration relative to the benchmark remained short during most of the first half of 2010 but was brought back to neutral in the third quarter and tactically traded with a long bias towards the end of the year.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchases payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section,

together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return**	1,000.00	1,035.27	1.18

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,023.77	1.17

*	Expenses are equal to the Fund’s annualized expense ratio of 0.23% (for the period July 1, 2010 - December 31, 2010), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

**	Actual Fund Return for the six-month period ended December 31, 2010 was: 3.53%. Past performance does not guarantee future results.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets under normal circumstances in debt securities. The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments.

Quality Ratings

as of December 31, 2010 as a % of Fair Value(b)

Moody’s / S&P / Fitch Rating *	Percentage of Fair Value
Aaa / AAA	62.02%
Aa / AA	1.90%
A / A	12.55%
Baa / BBB	13.57%
Ba / BB and lower	9.96%
100.00%

*	Moody’s Investors Services Inc, Standard & Poor’s and Fitch are nationally recognized statistical rating organizations.

Sector Allocation

as a % of the Fair Value of $375,733 (in thousands) as of December 31, 2010(b)(c)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/10

	One Year	Five Year	Ten Year
Number of Funds in peer group	1205	1074	931
Peer group average annual total return	7.71%	4.79%	5.02%
Morningstar category in peer group: Intermediate-Term Bond

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2010

(Inception date: 12/31/84)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun Income Fund	8.31%	4.97%	5.36%	16,849

Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%	17,633

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair value basis is inclusive of Short Term Investment in GE Money Market Fund.

See Notes to Performance on page 1 for further information.

Past performance does not predict future performance. The performance shown on the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Income Fund	(in thousands) — December 31, 2010

                                    [GRAPHIC]

		Principal Amount	Fair Value

Bonds and Notes — 98.3%†

U.S. Treasuries — 17.5%

U.S. Treasury Bonds
3.88%	08/15/40	$19,199	$17,684	(h)
U.S. Treasury Notes
0.39%	04/30/12	1,865	1,880	(d,h)
1.25%	09/30/15	5,329	5,171	(h)
2.63%	08/15/20	35,404	33,565	(h)
3.13%	05/15/19	2	2
3.25%	07/31/16	2,929	3,083	(h)
			61,385

Agency Mortgage Backed — 29.6%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	104	106	(h)
5.00%	07/01/35 - 08/01/40	4,902	5,151	(h)
5.00%	07/01/35	49	52	(h,q)
5.50%	05/01/20 - 04/01/39	718	768	(h,q)
5.50%	05/01/20 - 01/01/38	1,144	1,240	(h)
6.00%	06/01/17 - 11/01/37	2,806	3,091	(h)
6.00%	04/01/17 - 05/01/34	117	130	(h,q)
6.50%	07/01/29	2	3	(h)
7.00%	01/01/27 - 08/01/36	274	310	(h)
7.00%	10/01/16 - 07/01/34	26	29	(h,q)
7.50%	09/01/12 - 09/01/33	21	24	(h)
7.50%	12/01/30	15	17	(h,q)
8.00%	11/01/30	12	14	(h)
5.50%	TBA	1,570	1,673	(c)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 10/01/40	8,296	8,280	(h)
4.50%	05/01/18 - 11/01/40	25,588	26,326	(h)
5.00%	07/01/20 - 11/01/40	9,250	9,748	(h)
5.32%	03/01/37	7	8	(i)
5.50%	03/01/14 - 01/01/39	9,622	10,355	(h)
5.53%	04/01/37	12	12	(i)
6.00%	02/01/14 - 08/01/35	4,862	5,364	(h)
6.50%	02/01/14 - 08/01/36	783	872	(h)
7.00%	08/01/13 - 02/01/34	115	128	(h)
7.50%	08/01/13 - 03/01/34	349	397	(h)
8.00%	12/01/11 - 11/01/33	152	174	(h)

		Principal Amount	Fair Value

8.50%	04/01/30 - 05/01/31	$22	$26	(h)
9.00%	12/01/17 - 12/01/22	41	45	(h)
4.50%	TBA	11,905	12,219	(c)
5.00%	TBA	2,664	2,826	(c)
5.50%	TBA	1,095	1,177	(c)
6.00%	TBA	7,726	8,394	(c)
6.50%	TBA	878	976	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 09/15/34	608	635	(h)
5.00%	08/15/33	214	230	(h)
6.00%	04/15/27 - 09/15/36	846	941	(h)
6.50%	04/15/19 - 09/15/36	625	714	(h)
7.00%	03/15/12 - 10/15/36	301	339	(h)
7.50%	03/15/23 - 10/15/33	92	106	(h)
8.00%	09/15/27	39	46	(h)
8.50%	10/15/17	41	46	(h)
9.00%	11/15/16 - 12/15/21	88	101	(h)
5.50%	TBA	435	470	(c)
			103,563

Agency Collateralized Mortgage Obligations — 2.6%

Collateralized Mortgage Obligation Trust (Class B)
2.75%	11/01/18	12	11	(d,f,h,q)
Fannie Mae Whole Loan
0.97%	08/25/43	1,749	54	(g,r)
Federal Home Loan Mortgage Corp.
0.00%	09/25/43	2,389	21	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC
5.00%	02/15/38	288	28	(g,r)
5.00%	05/15/38	327	335
5.50%	04/15/17	62	2	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Class YQ)
5.00%	05/15/17	38	2	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	383	78	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	303	24	(g,h,r)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp. REMIC (Series 2645) (Class BI)
4.50%	02/15/18	$68	$5	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2647) (Class DI)
4.50%	10/15/16	33	1	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2656) (Class IU)
5.00%**	04/15/28	18	—	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2722) (Class PI)
5.00%	06/15/28	44	1	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	226	20	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class IC)
5.00%	11/15/17 - 05/15/18	192	10	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2795) (Class IC)
5.00%	07/15/17	51	2	(g,h,r)
Federal Home Loan Mortgage Corp. REMIC (Series 2852) (Class OJ)
14.25%	09/15/34	85	80	(d,f)
Federal Home Loan Mortgage Corp. REMIC (Series 2990) (Class TS)
6.49%	05/15/35	911	90	(g,r)
Federal Home Loan Mortgage Corp. REMIC (Series 33) (Class 33D)
8.00%	04/15/20	8	9	(h)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IA)
6.15%	05/15/37	941	147	(g,r)

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IB)
6.15%	05/15/37	$941	$147	(g,r)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IC)
6.15%	05/15/37	941	147	(g,r)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class ID)
6.15%	05/15/37	941	147	(g,r)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IE)
6.15%	05/15/37	1,371	214	(g,r)
Federal Home Loan Mortgage Corp. STRIPS
8.00%	02/01/23 - 07/01/24	14	3	(g,h,r)
Federal Home Loan Mortgage Corp. STRIPS (Class IO)
5.00%	12/01/34	197	38	(g,h,q,r)
Federal Home Loan Mortgage STRIPS
4.39%	08/01/27	4	3	(d,f,h)
Federal National Mortgage Assoc. REMIC
5.00%	08/25/38	326	331
5.00%	02/25/40	361	65	(g,r)
5.24%	01/25/37	1,396	169	(g,r)
5.74%	07/25/38 - 12/25/40	2,866	401	(g,r)
5.79%	11/25/40	1,964	327	(g,r)
6.07%	03/25/40	2,047	300	(g,r)
6.14%	12/25/36	1,064	127	(g,r)
Federal National Mortgage Assoc. REMIC (Class B)
2.52%	12/25/22	10	9	(d,f,h)
Federal National Mortgage Assoc. REMIC (Class BZ)
5.50%	01/25/33	427	465
Federal National Mortgage Assoc. REMIC (Class CS)
7.44%	08/25/16	57	1	(g,h,r)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	$297	$289
Federal National Mortgage Assoc. REMIC (Series 1992) (Class K)
8.00%	05/25/22	—	1	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003)
5.00%	08/25/17	90	6	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	136	11	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	505	58	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IO)
0.00%	12/25/42	618	26	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%	05/25/18	42	1	(g,h,r)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
16.04%	03/25/31	344	392	(h)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IA)
6.15%	06/25/37	727	118	(g,r)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IB)
6.15%	06/25/37	727	118	(g,r)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IC)
6.15%	06/25/37	727	118	(g,r)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class ID)
6.15%	06/25/37	727	118	(g,r)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IE)
6.15%	06/25/37	727	118	(g,r)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IF)
6.15%	06/25/37	1,108	180	(g,r)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)

		Principal Amount	Fair Value

5.00%	07/25/38	$261	$263
Federal National Mortgage Assoc. STRIPS
6.00%	01/01/35 - 01/01/35	323	55	(g,h,r)
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	504	91	(g,h,r)
5.00%	03/25/38	405	67	(g,r)
5.50%	12/01/33	132	27	(g,r)
7.50%	11/01/23	47	8	(g,h,r)
8.00%	08/01/23 - 07/01/24	31	7	(g,h,r)
8.50%	03/01/17 - 07/25/22	28	5	(g,h,r)
9.00%	05/25/22	10	2	(g,h,r)
Federal National Mortgage Assoc. STRIPS (Series 354) (Class 1)
3.56%	11/01/34	471	412	(d,f,h)
Federal National Mortgage Assoc. STRIPS (Series 364) (Class 1)
4.50%	09/01/35	914	166	(g,h,r)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	683	124	(g,h,r)
Federal National Mortgage Assoc. STRIPS (Series 387) (Class 1)
5.00%	05/25/38	406	62	(g,r)
Government National Mortgage Assoc.
4.50%	05/20/38	441	64	(g,r)
4.50%	11/20/39	642	625
5.00%	10/20/37 - 09/20/38	2,279	336	(g,r)
5.74%	11/20/39	3,980	604	(g,r)
5.99%	10/16/39	1,465	201	(g,r)
6.24%	01/16/39	2,488	391	(g,r)
Government National Mortgage Assoc. (Class IC)
5.99%	04/16/37	924	159	(g,r)
Vendee Mortgage Trust
0.38%	04/15/40	1,843	40	(g,h,r)
Vendee Mortgage Trust (Class 2003)
0.86%	05/15/33	1,079	43	(g,h,r)
			9,120

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Asset Backed — 0.6%
Capital One Multi-Asset Execution Trust (Class B)
1.48%	01/15/19	$500	$476	(d)
Chase Funding Mortgage Loan Asset-Backed Certificates (Class IB)
5.75%	05/25/32	44	25	(h,q)
Citicorp Residential Mortgage Securities Inc. (Series 2006) (Class A5)
6.04%	09/25/36	360	313
Countrywide Asset-Backed Certificates
1.12%	05/25/33	23	19	(h)
Countrywide Asset-Backed Certificates (Class 2A1)
2.22%	06/25/33	2	2	(d,h)
Countrywide Asset-Backed Certificates (Class AF6)
4.74%	10/25/35	305	277
Countrywide Asset-Backed Certificates (Series 2002) (Class A)
17.63%	08/25/32	30	19	(d,h)
GSAA Trust (Series 2004) (Class A1)
10.03%	05/25/34	115	88	(d,h)
Mid-State Trust (Class A3)
7.54%	07/01/35	50	51	(h,q)
Popular ABS Mortgage Pass-Through Trust (Class AF4)
5.30%	11/25/35	350	292
Residential Asset Securities Corp. (Class A2)
48.54%	06/25/33	48	24	(d,h)
Residential Asset Securities Corp. (Series 2002) (Class AIIB)
31.64%	07/25/32	25	14	(d,h)
Saxon Asset Securities Trust
5.23%	08/25/35	288	276
Wachovia Asset Securitization Inc. (Series 2004) (Class A)
13.05%	06/25/34	294	253	(d,h,i,q)
			2,129

		Principal Amount	Fair Value

Corporate Notes — 33.2%
Abu Dhabi National Energy Co.
4.75%	09/15/14	$200	$207	(b)
6.25%	09/16/19	200	207	(b)
AES El Salvador Trust
6.75%	02/01/16	200	193	(b)
AES Panama S.A.
6.35%	12/21/16	219	235	(b)
Agilent Technologies Inc.
5.00%	07/15/20	401	407
5.50%	09/14/15	270	293
Air Jamaica Ltd.
9.38%	07/08/15	7	7
Alcoa Inc.
6.15%	08/15/20	453	465
Allergan Inc.
3.38%	09/15/20	805	759
Alliance One International Inc.
10.00%	07/15/16	533	546
ALROSA Finance S.A.
7.75%	11/03/20	400	420	(b)
8.88%	11/17/14	200	224	(b)
Ameren Illinois Co.
9.75%	11/15/18	522	670
American International Group Inc.
5.85%	01/16/18	202	208
American Tower Corp.
4.50%	01/15/18	600	595
Amsted Industries Inc.
8.13%	03/15/18	637	676	(b)
Anadarko Petroleum Corp.
6.20%	03/15/40	1,180	1,152	(h)
6.38%	09/15/17	202	220
Anheuser-Busch InBev Worldwide Inc.
3.63%	04/15/15	606	624
5.00%	04/15/20	824	871	(h)
5.38%	11/15/14	528	582	(b)
ARAMARK Corp.
8.50%	02/01/15	423	442
Arizona Public Service Co.
6.25%	08/01/16	485	542	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

AT&T Inc.
6.40%	05/15/38	$1,807	$1,921	(h)
6.70%	11/15/13	496	564	(h)
Avis Budget Car Rental LLC
9.63%	03/15/18	306	330
Ball Corp.
5.75%	05/15/21	410	397
Banco do Brasil Cayman
8.50%	10/29/49	350	403	(b,i)
Banco Mercantil del Norte S.A. (Series REGS)
6.14%	10/13/16	74	76	(i)
BanColombia S.A.
6.13%	07/26/20	70	72
Bank of America Corp.
4.50%	04/01/15	610	620
5.63%	07/01/20	1,135	1,157	(h)
5.75%	12/01/17	1,875	1,951	(h)
6.50%	08/01/16	410	445
BE Aerospace Inc.
8.50%	07/01/18	377	413
Boise Paper Holdings LLC
8.00%	04/01/20	382	409	(h)
Bombardier Inc.
7.75%	03/15/20	716	771	(b)
BP Capital Markets PLC
3.13%	10/01/15	201	201
4.50%	10/01/20	201	201
Braskem Finance Ltd.
7.00%	05/07/20	100	103	(b)
Calpine Corp.
7.25%	10/15/17	885	885	(b,h)
Cantor Fitzgerald LP
7.88%	10/15/19	179	184	(b)
Cargill Inc.
5.20%	01/22/13	131	141	(b,h)
6.00%	11/27/17	247	279	(b,h)
Case New Holland Inc.
7.88%	12/01/17	462	505	(b)
CBS Corp.
5.75%	04/15/20	372	395
5.90%	10/15/40	284	274

		Principal Amount	Fair Value

CCO Holdings LLC
7.88%	04/30/18	$192	$199
8.13%	04/30/20	230	242
Centrais Eletricas Brasileiras S.A.
6.88%	07/30/19	193	218	(b)
Central American Bank for Economic Integration
5.38%	09/24/14	380	405	(b)
CFG Investment SAC
9.25%	12/19/13	100	105
Chesapeake Energy Corp.
6.63%	08/15/20	427	421
7.25%	12/15/18	856	886
Cincinnati Bell Inc.
8.25%	10/15/17	676	669
8.75%	03/15/18	458	429
Citigroup Inc.
5.00%	09/15/14	574	594
5.13%	05/05/14	674	715
5.38%	08/09/20	698	725
6.13%	11/21/17	202	221
6.38%	08/12/14	1,213	1,341	(h)
8.50%	05/22/19	331	411
Clarendon Alumina Production Ltd.
8.50%	11/16/21	135	135	(b,h)
Community Health Systems Inc.
8.88%	07/15/15	696	731	(h)
Consolidated Edison Company of New York Inc.
6.65%	04/01/19	308	367
Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	184	211
Corp Nacional del Cobre de Chile
3.75%	11/04/20	497	471	(b)
5.63%	09/21/35	76	78	(b)
COX Communications Inc.
6.25%	06/01/18	324	362	(b)
Credit Suisse First Boston International for CJSC The EXIM of Ukraine
7.65%	09/07/11	200	203

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Crown Castle International Corp.
7.13%	11/01/19	$390	$412
Crown Castle Towers LLC
4.88%	08/15/40	379	364	(b)
6.11%	01/15/40	378	394	(b)
CSN Islands XII Corp.
7.00%	09/29/49	100	99	(b)
CVS Caremark Corp.
3.25%	05/18/15	414	421
5.75%	06/01/17	154	171
6.13%	09/15/39	766	818
Denbury Resources Inc.
8.25%	02/15/20	383	416
Development Bank of Kazakhstan JSC
5.50%	12/20/15	200	202	(b)
Digicel Ltd.
8.25%	09/01/17	100	103	(b)
DirecTV Holdings LLC
4.75%	10/01/14	392	418
5.88%	10/01/19	420	456
Dolphin Energy Ltd.
5.89%	06/15/19	369	395	(b)
Drummond Company Inc.
9.00%	10/15/14	370	395	(b)
DTEK Finance BV
9.50%	04/28/15	300	311	(b)
Dubai Electricity & Water Authority
6.38%	10/21/16	200	193	(b)
7.38%	10/21/20	200	187	(b)
El Paso Corp.
8.05%	10/15/30	384	390	(h)
Empresa Nacional del Petroleo
5.25%	08/10/20	314	314	(b)
6.25%	07/08/19	300	324	(b)
European Investment Bank
4.88%	01/17/17	1,050	1,170	(h)
Exelon Corp.
4.90%	06/15/15	567	605
Exelon Generation Company LLC
6.25%	10/01/39	409	412

		Principal Amount	Fair Value

Expedia Inc.
5.95%	08/15/20	$418	$420
Export-Import Bank of Korea
5.88%	01/14/15	58	63
Fibria Overseas Finance Ltd.
7.50%	05/04/20	239	251	(b)
First Horizon National Corp.
5.38%	12/15/15	399	403
Forest Oil Corp.
7.25%	06/15/19	382	388
FPL Group Capital Inc.
2.60%	09/01/15	801	784
France Telecom S.A.
2.13%	09/16/15	402	391
Frontier Communications Corp.
8.25%	04/15/17	536	588
Gaz Capital SA for Gazprom
8.13%	07/31/14	100	113	(b)
9.25%	04/23/19	200	246
Gazprom Via Gaz Capital S.A.
5.09%	11/29/15	200	205	(b)
Georgia-Pacific LLC
5.40%	11/01/20	306	303	(b)
Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	200	210	(b,j)
7.25%	04/26/22	200	215	(b)
Gold Fields Orogen Holding BVI Ltd.
4.88%	10/07/20	400	383	(b)
Goldman Sachs Capital I
6.35%	02/15/34	401	382
Hartford Financial Services Group Inc.
5.50%	03/30/20	710	720	(h)
HCA Inc.
9.25%	11/15/16	690	736
Health Management Associates Inc.
6.13%	04/15/16	467	472
Hess Corp.
5.60%	02/15/41	401	398

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Hidili Industry International Development Ltd.
8.63%	11/04/15	$150	$149	(b)
Host Hotels & Resorts Inc. (REIT)
6.00%	11/01/20	570	561	(b)
Host Hotels & Resorts LP (REIT)
9.00%	05/15/17	482	535
HSBC Finance Corp.
6.68%	01/15/21	1,538	1,554	(b)
Huntington BancShares Inc.
7.00%	12/15/20	279	294
IIRSA Norte Finance Ltd.
8.75%	05/30/24	457	508	(b,h)
Indo Integrated Energy BV
9.00%	06/01/12	100	105	(j)
Ingles Markets Inc.
8.88%	05/15/17	735	786
Intelsat Subsidiary Holding Company S.A.
8.88%	01/15/15	380	390
Intergas Finance BV
6.88%	11/04/11	100	104
Intergen N.V.
9.00%	06/30/17	773	819	(b)
International Paper Co.
7.50%	08/15/21	520	614
IPIC GMTN Ltd.
3.13%	11/15/15	348	340	(b)
5.00%	11/15/20	348	341	(b)
JP Morgan Chase Capital XXV (Series Y)
6.80%	10/01/37	188	194
JPMorgan Chase & Co.
5.13%	09/15/14	1,041	1,108	(h)
JPMorgan Chase Bank NA
5.88%	06/13/16	315	345
6.00%	10/01/17	750	831
Kazakhstan Temir Zholy Finance BV
6.38%	10/06/20	200	209	(b)
6.50%	05/11/11	200	203
KazMunaiGaz Finance Sub BV
7.00%	05/05/20	100	104	(b,h)

		Principal Amount	Fair Value

9.13%	07/02/18	$100	$117	(b)
11.75%	01/23/15	100	124	(b,h)
Korea Development Bank
3.25%	03/09/16	600	583
Korea Hydro & Nuclear Power Company Ltd.
6.25%	06/17/14	200	219	(b,h)
Korea National Oil Corp.
5.38%	07/30/14	200	214	(b,h)
Kraft Foods Inc.
4.13%	02/09/16	401	421
5.38%	02/10/20	1,408	1,515	(h)
6.50%	02/09/40	401	449
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	1,936	2,060	(h)
4.13%	10/15/14	958	1,042	(h)
4.50%	07/16/18	811	882	(h)
LBI Escrow Corp.
8.00%	11/01/17	359	397	(b)
Levi Strauss & Co.
7.63%	05/15/20	100	103
Lincoln National Corp.
6.25%	02/15/20	275	300
8.75%	07/01/19	435	544
Listrindo Capital BV
9.25%	01/29/15	300	338	(b)
Lloyds TSB Bank PLC
6.50%	09/14/20	483	444	(b)
Majapahit Holding BV
7.25%	10/17/11	348	360	(b)
7.75%	10/17/16 - 01/20/20	400	462	(b)
MBPS Finance Co.
11.25%	11/15/15	200	197	(b)
MDC-GMTN B.V.
7.63%	05/06/19	250	294	(b)
Merrill Lynch & Company Inc.
6.05%	08/15/12	304	322
6.88%	04/25/18	599	656
MetroPCS Wireless Inc.
6.63%	11/15/20	557	531
Midamerican Energy Holdings Co.
6.13%	04/01/36	330	356	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Morgan Stanley
5.50%	01/26/20	$798	$804
5.63%	09/23/19	690	704
6.00%	04/28/15	333	361
Morgan Stanley (Series F)
6.63%	04/01/18	627	680
Mylan Inc.
7.88%	07/15/20	532	573	(b)
NAK Naftogaz Ukraine
9.50%	09/30/14	200	218
Nalco Company
6.63%	01/15/19	174	178	(b)
National Agricultural Cooperative Federation
4.25%	01/28/16	231	232	(b)
5.00%	09/30/14	201	211	(b)
National Power Corp.
4.53%	08/23/11	208	212	(i)
NET Servicos de Comunicacao S.A.
7.50%	01/27/20	200	230
News America Inc.
6.65%	11/15/37	576	638
Nexen Inc.
6.40%	05/15/37	972	942
Nisource Finance Corp.
6.13%	03/01/22	346	373
NRG Energy Inc.
7.38%	02/01/16	765	784
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35%	06/30/21	100	104	(b)
Oglethorpe Power Corp.
5.38%	11/01/40	400	383
Pacific Gas & Electric Co.
5.80%	03/01/37	165	175
6.05%	03/01/34	883	967
Pacific Rubiales Energy Corp.
8.75%	11/10/16	200	225	(b)
PacifiCorp
6.00%	01/15/39	500	551
6.25%	10/15/37	14	16
PAETEC Holding Corp.
8.88%	06/30/17	1,069	1,141	(h)

		Principal Amount	Fair Value

Pemex Finance Ltd.
9.03%	02/15/11	$45	$46	(h)
Pemex Project Funding Master Trust
6.63%	06/15/35 - 06/15/38	164	167
Petroleos Mexicanos
4.88%	03/15/15	560	589
6.00%	03/05/20	150	159
8.00%	05/03/19	70	84
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	288	288
Petronas Capital Ltd.
5.25%	08/12/19	287	308	(b)
7.88%	05/22/22	100	129	(b)
Petronas Global Sukuk Ltd.
4.25%	08/12/14	200	209	(b)
Pioneer Natural Resources Co.
7.50%	01/15/20	656	720
Plains All American Pipeline LP Corp.
3.95%	09/15/15	406	420
4.25%	09/01/12	174	181
Plains Exploration & Production Co.
7.63%	06/01/18	572	602
Power Sector Assets & Liabilities Management Corp.
7.39%	12/02/24	100	119	(b)
Prudential Financial Inc.
3.63%	09/17/12	173	180
3.88%	01/14/15	639	659
6.20%	11/15/40	400	423
7.38%	06/15/19	349	411
PTTEP Australia International Finance Proprietary Ltd.
4.15%	07/19/15	100	100	(b)
Qatari Diar Finance QSC (REIT)
3.50%	07/21/15	100	100	(b)
5.00%	07/21/20	100	100	(b)
QVC Inc.
7.50%	10/01/19	443	466	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

RailAmerica Inc.
9.25%	07/01/17	$405	$445
Republic Services Inc.
5.25%	11/15/21	558	588
5.50%	09/15/19	243	265
Reynolds Group Issuer Inc.
7.75%	10/15/16	872	922	(b)
Roche Holdings Inc.
6.00%	03/01/19	405	471	(b)
Rockies Express Pipeline LLC
5.63%	04/15/20	506	489	(b,h)
RR Donnelley & Sons Co.
7.63%	06/15/20	443	474
RSHB Capital SA for OJSC Russian Agricultural Bank
6.30%	05/15/17	200	201	(b)
6.97%	09/21/16	100	100	(i)
Russian Railways
5.74%	04/03/17	100	104
Solutia Inc.
7.88%	03/15/20	383	410
Southern Copper Corp.
5.38%	04/16/20	537	543
6.75%	04/16/40	477	494
7.50%	07/27/35	300	333
Spirit Aerosystems Inc.
7.50%	10/01/17	220	229
Suzano Trading Ltd.
5.88%	01/23/21	100	98	(b)
Talecris Biotherapeutics Holdings Corp.
7.75%	11/15/16	50	54
Telecom Italia Capital S.A.
6.00%	09/30/34	436	362
Telefonica Emisiones SAU
3.73%	04/27/15	397	394
Teva Pharmaceutical Finance II BV
3.00%	06/15/15	801	815
Textron Inc.
6.20%	03/15/15	615	671
The AES Corp.
8.00%	10/15/17 - 06/01/20	723	765

		Principal Amount	Fair Value

The Goldman Sachs Group Inc.
3.70%	08/01/15	$686	$699
5.38%	03/15/20	1,072	1,108	(h)
6.75%	10/01/37	200	204
The Kroger Co.
6.15%	01/15/20	612	693	(h)
The Potomac Edison Co.
5.35%	11/15/14	245	267	(h)
Time Warner Cable Inc.
6.75%	07/01/18	372	434
7.50%	04/01/14	480	550
Time Warner Inc.
3.15%	07/15/15	792	805
5.88%	11/15/16	454	512
6.20%	03/15/40	443	471
TNK-BP Finance S.A.
6.13%	03/20/12	200	209
7.25%	02/02/20	5	5	(b)
Transocean Inc.
6.00%	03/15/18	120	126
6.80%	03/15/38	81	83
Union Electric Co.
6.70%	02/01/19	370	431
UnitedHealth Group Inc.
5.80%	03/15/36	303	307
UPC Germany GmbH
8.13%	12/01/17	400	418	(b)
USB Capital XIII Trust
6.63%	12/15/39	557	569
Valero Energy Corp.
6.13%	02/01/20	810	860
Verizon Communications Inc.
6.35%	04/01/19	279	322
6.40%	02/15/38	273	302
6.90%	04/15/38	302	352
VIP Finance Ireland Limited for OJSC Vimpel Communications (Class A)
8.38%	04/30/13	100	108	(b)
Virgin Media Finance PLC
8.38%	10/15/19	400	437
Vnesheconombank Via VEB Finance Ltd.
6.80%	11/22/25	100	100	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

VTB Capital S.A.
6.47%	03/04/15	$200	$208	(b)
WEA Finance LLC (REIT)
6.75%	09/02/19	814	907	(b)
7.50%	06/02/14	175	199	(b)
Weatherford International Limited Bermuda
6.75%	09/15/40	703	738
Williams Partners LP
5.25%	03/15/20	322	334
6.30%	04/15/40	569	592	(h)
Windstream Corp.
7.88%	11/01/17	882	927
Woodside Finance Ltd.
4.50%	11/10/14	917	964	(b)
Wyeth
5.50%	03/15/13	660	722
Wynn Las Vegas LLC
7.88%	05/01/20	534	571
Xstrata Finance Canada Ltd.
5.80%	11/15/16	345	379	(b)
			116,348

Non-Agency Collateralized Mortgage Obligations — 11.1%

Banc of America Commercial Mortgage Inc.
5.68%	07/10/46	400	403
5.74%	02/10/51	880	937
Banc of America Commercial Mortgage Inc. (Class A)
5.49%	02/10/51	188	196
Banc of America Commercial Mortgage Inc. (Class A4)
5.63%	07/10/46	587	630
Banc of America Commercial Mortgage Inc. (Class AJ)
5.70%	07/10/46	200	182	(i)
Banc of America Commercial Mortgage Inc. (Class C)
5.70%	04/10/49	300	53	(h,q)
Banc of America Commercial Mortgage Inc. (Series 2006) (Class A4)
5.74%	05/10/45	1,000	1,095	(h)

		Principal Amount	Fair Value

Banc of America Funding Corp. (Class B1)
5.44%	03/20/36	$246	$5	(h,q)
Banc of America Mortgage Securities Inc. (Class B1)
4.62%	01/25/36	210	16	(h,q)
5.46%	02/25/36	206	18	(h,q)
Banc of America Mortgage Securities Inc. (Class B2)
4.62%**	01/25/36	59	—	(h,q)
Bear Stearns Commercial Mortgage Securities
5.58%	09/11/41	700	708	(i)
5.76%	09/11/38	350	364	(i)
Bear Stearns Commercial Mortgage Securities (Class A M)
5.51%	04/12/38	370	394
Bear Stearns Commercial Mortgage Securities (Class A2)
5.41%	03/11/39	222	222	(h,i)
5.51%	04/12/38	211	211
Bear Stearns Commercial Mortgage Securities (Class A4)
5.47%	01/12/45	625	667
5.69%	06/11/50	670	710	(h)
Bear Stearns Commercial Mortgage Securities (Class AJ)
5.46%	03/11/39	300	283	(i)
5.72%	06/11/40	340	249
Bear Stearns Commercial Mortgage Securities (Class AM)
5.24%	12/11/38	300	303
5.92%	06/11/50	510	519	(h,q)
Bear Stearns Commercial Mortgage Securities (Series 2007) (Class D)
5.99%	09/11/42	100	44	(h,q)
Citigroup Commercial Mortgage Trust (Class AJ)
5.73%	03/15/49	330	311	(i)
Citigroup Commercial Mortgage Trust (Series 2006) (Class AJ)
5.48%	10/15/49	360	333

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Commercial Mortgage Pass Through Certificates (Class AJ)
5.79%	06/10/46	$410	$396
Commercial Mortgage Pass Through Certificates (Class AM)
5.79%	06/10/46	600	625
Countrywide Asset-Backed Certificates (Class A2)
10.32%	11/25/35	118	112	(d,h)
Countrywide Commercial Mortgage Trust (Class AJ)
5.49%	07/12/46	500	456	(h,i)
5.91%	06/12/46	450	427	(i)
Countrywide Commercial Mortgage Trust (Class AM)
5.46%	07/12/46	200	202	(i)
Credit Suisse First Boston Mortgage Securities Corp. (Class CB1)
5.33%	10/25/35	244	12	(h,q)
Credit Suisse Mortgage Capital Certificates (Class A3)
5.47%	09/15/39	689	723	(h)
Credit Suisse Mortgage Capital Certificates (Class C)
5.54%	02/15/39	750	547
Credit Suisse Mortgage Capital Certificates (Class CB1)
5.64%	02/25/36	141	11	(h,q)
Extended Stay America Trust
5.50%	11/05/27	800	788	(b)
Greenwich Capital Commercial Funding Corp.
5.88%	07/10/38	1,446	1,578	(h,i)
Greenwich Capital Commercial Funding Corp. (Class A2)
5.60%	12/10/49	430	450
Greenwich Capital Commercial Funding Corp. (Class AM)
5.88%	07/10/38	700	721	(i)
Impac CMB Trust (Class 1A1)
4.41%	10/25/34	348	321	(d,h)
10.83%	04/25/35	436	349	(d,h)

		Principal Amount	Fair Value

Indymac INDA Mortgage Loan Trust (Class B1)
4.50%	01/25/36	$143	$3	(h,q)
Indymac INDA Mortgage Loan Trust (Class B2)
4.50%**	01/25/36	15	—	(h,q)
Interstar Millennium Trust (Series 2004) (Class A)
0.60%	03/14/36	30	29	(d)
JP Morgan Chase Commercial Mortgage Securities Corp.
4.07%	11/15/43	280	266	(b)
5.87%	04/15/45	410	425
JP Morgan Chase Commercial Mortgage Securities Corp. (Class A4)
5.34%	08/12/37	1,380	1,486	(h)
5.44%	06/12/47	950	996	(h)
5.79%	02/12/51	1,120	1,193	(h)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class AM)
5.44%	05/15/45	870	882
5.90%	02/12/51	660	663	(h)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class B)
5.52%	04/15/43	280	236
JP Morgan Chase Commercial Mortgage Securities Corp. (Class F)
6.19%	02/12/51	155	39	(q)
LB-UBS Commercial Mortgage Trust
7.45%	01/15/36	2,822	119	(d,h,q)
LB-UBS Commercial Mortgage Trust ( Class A2)
6.15%	04/15/41	1,000	1,084	(h,i)
LB-UBS Commercial Mortgage Trust (Class A4)
4.95%	09/15/30	310	331
5.16%	02/15/31	410	438
5.66%	03/15/39	1,464	1,573	(h,i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

LB-UBS Commercial Mortgage Trust (Class AJ)
6.15%	04/15/41	$160	$132	(i)
LB-UBS Commercial Mortgage Trust (Series 2001) (Class B)
6.65%	07/14/16	103	103	(h,q)
LB-UBS Commercial Mortgage Trust (Series 2004) (Class X)
25.77%	12/15/39	5,024	63	(d,h,q)
MASTR Alternative Loans Trust (Class 15 AX)
5.00%	08/25/18	183	20	(g,h,q,r)
Merrill Lynch Mortgage Trust (Class AJ)
5.66%	05/12/39	200	183	(i)
Merrill Lynch Mortgage Trust (Series 2006) (Class B)
5.66%	05/12/39	375	213
Morgan Stanley Capital I
0.80%	01/15/21	485	436	(b,d,h)
5.16%	10/12/52	450	480	(h,i)
5.19%	11/14/42	200	215	(i)
5.73%	10/15/42	449	352
Morgan Stanley Capital I (Class A3)
5.71%	07/12/44	350	373	(h)
Morgan Stanley Capital I (Class A4)
5.33%	11/12/41	180	191
5.81%	08/12/41	160	176	(i)
5.81%	12/12/49	1,570	1,678	(h)
Morgan Stanley Capital I (Class AJ)
5.39%	11/12/41	848	761	(h,i)
5.57%	11/12/49	400	375	(i)
5.73%	10/15/42	200	191	(i)
Morgan Stanley Capital I (Class AM)
6.11%	12/12/49	360	370	(i)
6.28%	01/11/43	400	411
Morgan Stanley Capital I (Class B)
5.73%	10/15/42	250	225
Morgan Stanley Capital I (Series 2006) (Class AM)
5.44%	03/12/44	550	569	(i)

		Principal Amount	Fair Value

MortgageIT Trust (Class A1)
10.63%	08/25/35	$1,910	$1,461	(d,h)
National RMBS Trust (Series 2004) (Class A1)
5.47%	03/20/34	58	57	(d)
OBP Depositor LLC Trust
4.65%	07/15/45	280	286	(b)
Puma Finance Ltd. (Class A)
5.28%	10/11/34	55	54	(d)
Residential Funding Mortgage Securities I (Class M1)
5.75%**	01/25/36	174	—	(h,q)
Residential Funding Mortgage Securities I (Class M2)
5.75%**	01/25/36	20	—	(h,q)
Structured Asset Securities Corp.(Series 1996) (Class X1)
3.00%**	02/25/28	243	—	(d,q)
Vornado DP LLC
6.36%	09/13/28	160	159	(b)
Wachovia Bank Commercial Mortgage Trust
6.02%	06/15/45	390	191
Wachovia Bank Commercial Mortgage Trust (Class A3)
5.25%	12/15/43	670	681	(h)
Wachovia Bank Commercial Mortgage Trust (Class AJ)
5.52%	01/15/45	540	531	(h,i)
5.74%	05/15/43	400	381	(i)
Wachovia Bank Commercial Mortgage Trust (Class AM)
5.47%	01/15/45	410	419	(i)
Wachovia Bank Commercial Mortgage Trust (Series 2006) (Class AJ)
5.99%	06/15/45	170	150	(i)
WAMU Commercial Mortgage Securities Trust (Series 2005) (Class AJ)
5.19%	05/25/36	410	413	(b)
Wells Fargo Mortgage Backed Securities Trust (Class B1)
5.50%	01/25/36 - 03/25/36	700	87	(h,q)
			38,721

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Sovereign Bonds — 3.0%
Banco Nacional de Desenvolvimento Economico e Social
5.50%	07/12/20	$100	$103	(b)
6.50%	06/10/19	100	110	(b)
Democratic Socialist Republic of Sri Lanka
7.40%	01/22/15	100	110	(b)
8.25%	10/24/12	100	108
Financing of Infrastrucural Projects State Enterprise
8.38%	11/03/17	100	105	(b)
Government of 1Malaysia Sukuk Global Berhad
3.93%	06/04/15	125	130	(b)
Government of Argentina
2.50%	12/31/38	87	39	(j)
5.00%	08/03/12	347	83	(d,i)
7.00%	10/03/15	124	120
8.28%	12/31/33	89	83
Government of Belize
6.00%	02/20/29	224	197	(j)
Government of Brazil
5.63%	01/07/41	100	99
6.00%	02/20/29	70	61	(b,j)
8.00%	01/15/18	75	88	(h)
8.25%	01/20/34	153	204
Government of Brazilian
4.88%	01/22/21	633	646
Government of Colombia
6.13%	01/18/41	200	205
7.38%	03/18/19 - 09/18/37	200	239
Government of Costa Rica
10.00%	08/01/20	220	301	(b)
Government of Egypt
5.75%	04/29/20	200	206	(b)
Government of El Salvador
7.65%	06/15/35	160	169	(b)
Government of Grenada
2.50%	09/15/25	128	69	(b,j)
Government of Indonesia
10.38%	05/04/14	100	124	(b)

		Principal Amount	Fair Value

11.63%	03/04/19	$53	$79	(b)
Government of Lebanon
6.38%	03/09/20	249	260
Government of Lithuania
6.75%	01/15/15	100	108	(b)
7.38%	02/11/20	200	221	(b)
Government of Panama
6.70%	01/26/36	155	173
Government of Peruvian
6.55%	03/14/37	225	246
7.35%	07/21/25	100	122
Government of Philippine
6.38%	10/23/34	100	106
6.50%	01/20/20	93	107
Government of Poland
6.38%	07/15/19	37	41
Government of Qatar
5.25%	01/20/20	300	317	(b)
6.40%	01/20/40	100	109	(b)
Government of South Africa
5.50%	03/09/20	239	254
Government of Turkey
5.63%	03/30/21	240	250
6.75%	05/30/40	400	436
Government of Ukraine
6.88%	03/04/11	139	140	(b)
Government of Uruguay
6.88%	09/28/25	111	127
Government of Venezuela
1.29%	04/20/11	77	75	(i)
10.75%	09/19/13	359	346
Government of Vietnam
1.30%	03/12/16	34	30	(i)
Korea Expressway Corp.
4.50%	03/23/15	200	206	(b,h)
Korea National Oil Corp.
2.88%	11/09/15	478	459	(b)
Lebanese Republic
5.15%	11/12/18	69	68
Province of Manitoba Canada
4.90%	12/06/16	315	351	(h)
Province of Quebec Canada
7.50%	09/15/29	460	632

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	(in thousands) — December 31, 2010

		Principal Amount	Fair Value

Republic of Dominican
7.50%	05/06/21	$300	$323	(b)
9.50%	09/27/11	124	128
Republic of Ghana
8.50%	10/04/17	200	225	(b)
Republic of Indonesia
5.88%	03/13/20	100	110	(b)
Russian Foreign Bond - Eurobond
3.63%	04/29/15	100	100	(b)
5.00%	04/29/20	200	200	(b)
7.50%	03/31/30	240	278	(j)
United Mexican States
5.13%	01/15/20	116	121
6.05%	01/11/40	250	256
			10,603

Municipal Bonds and Notes — 0.7%
American Municipal Power-Ohio Inc.
8.08%	02/15/50	280	298
Municipal Electric Authority of Georgia
6.64%	04/01/57	949	928
New Jersey State Turnpike Authority
7.10%	01/01/41	200	217
7.41%	01/01/40	560	615
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	165	160
South Carolina State Public Service Authority
6.45%	01/01/50	200	205
			2,423

Total Bonds and Notes (Cost $340,123)			344,292
Other Investments — 0.3%

GEI Investment Fund (Cost $1,040)			988	(k)

Total Investments in Securities (Cost $341,163)			345,280

	Fair Value

Short-Term Investments — 8.7%
GE Money Market Fund Institutional Class
0.00%	$30,453	(d,k)
(Cost $30,453)

Total Investments (Cost $371,616)	375,733

Liabilities in Excess of Other Assets, net — (7.3)%	(25,408)

NET ASSETS — 100.0%	$350,325

Other Information

The Fund had the following long futures contracts open at December 31, 2010:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)

2 Yr. U.S. Treasury Notes Futures	March 2011	188	$41,154	$(46)

5 Yr. U.S. Treasury Notes Futures	March 2011	63	7,416	(72)

The Fund had the following short futures contracts open at December 31, 2010:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)

Ultra Long U.S. Treasury Bond Futures	March 2011	104	$(13,218)	$(16)

10 Yr. U.S. Treasury Notes Futures	March 2011	454	(54,679)	711

				$577

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

Michael E. Martini

The Elfun Money Market Fund is managed by a team of portfolio managers that includes James C. Gannon, Michael E. Martini (pictured to the left) and Adam Ackermann. The team is led by Mr. Martini, who is vested with oversight authority. See portfolio managers’ biographical information beginning on page 116.

Q.	How did the Elfun Money Market Fund perform compared to its benchmark for the twelve-month period ended December 31, 2010?

A.	The Elfun Money Market Fund returned 0.24% (net of fees) for the twelve-month period ended December 31, 2010 versus a return of 0.14% for the U.S. 90-day Treasury bill.

Q.	Discuss the factors that materially affected the fund’s performance during the fiscal period.

A.	2010 was a challenging year for money market funds to provide attractive yields/returns. The Federal Reserve kept its fed funds target at 0-0.25% throughout the entire year. The level and movement of LIBOR rates had a large affect on other short term investment yields (i.e., commercial paper, certificates of deposit and floating rate notes). 3-month LIBOR began to rise in the first quarter after the Treasury announced plans to restart the Supplementary Financing Program effectively removing $200 billion of excess reserves and money market funds lost $300 billion in assets. A confluence of factors pressured LIBOR rates higher in the second quarter including 1) Europe’s banking and sovereign debt crisis, 2) $170 billion decline in money market fund assets and 3) new SEC rules addressing very short-term liquidity requirements becoming effective. By the end of June, 3-month LIBOR had risen to 53 basis points from 25 bps at the beginning of the year and the 3-month LIBOR-OIS spread had widened from 12 to 33 basis points.

LIBOR rates dropped and the LIBOR-OIS spread narrowed back to roughly end of March levels in the third quarter as the drain on money market fund assets subsided. The Fed announced a second round of quantitative easing (QE 2) in November that although directly impacted longer treasury yields, did have residual effects on money market rates, including repo. Although the European sovereign/banking crisis continued unresolved by yearend 2010, LIBOR rates remained unchanged in the fourth quarter. While improving U.S. economic fundamentals caused a repricing in the forward Fed Funds market, money market yields remained depressed at year end.

Q.	Were there any significant changes to the Fund during the period?

A.

The most significant change to the Fund during 2010 resulted from the new SEC amendments to Rule 2a-7 governing money market mutual funds. Among the amendments were guidelines addressing liquidity, something not done before. These included minimum levels of securities/cash maturing in both 1-day and 7-days. Since the SEC deemed all US Treasury securities to be liquid and

(Unaudited)

hence satisfy the 2 new liquidity requirements, about 10% of the Fund’s assets were allocated to US Treasuries. The US Government/Agency allocation remained at about 25%, so the Fund’s overall “Government” allocation grew to 35%.

From the credit perspective, purchases of Irish banks (guaranteed by the Republic of Ireland) were curtailed. This was in response to the fallout of the European banking and sovereign debt crisis, and Ireland’s forced bailout.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchases payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section,

together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return**	1,000.00	1,001.49	1.31

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,023.62	1.33

*	Expenses are equal to the Fund’s annualized expense ratio of 0.26% (for the period July 1, 2010 - December 31, 2010), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

**	Actual Fund Return for the six-month period ended December 31, 2010 was: 0.15%. Past performance does not guarantee future results.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of current income consistent with prudent investment management and the preservation of capital by investing primarily in short-term, U.S. dollar denominated money market instruments.

Fund Yield At December 31, 2010

	Fund	Money Fund Report*

7-day current†	0.22%	0.07%

7-day effective	0.22%	0.07%

Sector Allocation

as a % of the Fair Value of $207,024 (in thousands) as of December 31, 2010.(b)

Morningstar Performance Comparison

US Money Market Taxable Peer Group

Based on average annual returns for periods ended 12/31/10

	One Year	Five Year	Ten Year
Number of funds in peer group	974	813	605
Peer group average annual total return	0.03%	2.23%	1.99%
Morningstar Category in peer group: Money Market Taxable

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2010

(Inception date: 06/13/90)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun Money Market Fund	0.24%	2.66%	2.45%	12,739

90 Day T-Bill	0.14%	2.17%	2.16%	12,380

†	The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at December 31, 2010.

*	IBC’s Money Fund report provides average yield for all major money market funds.

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown on the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

An investment in the Elfun Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Fund.

Elfun Money Market Fund	(in thousands) — December 31, 2010

		Principal Amount	Amortized Cost

Short-Term Investments — 100.0%†

U.S. Treasury — 9.6%

U.S. Treasury Bills
0.13%	02/17/11	$6,150	$6,150	(d)
0.19%	06/30/11	190	190	(d)
U.S. Treasury Notes
0.88%	02/28/11 - 4/30/11	9,400	9,412
1.00%	07/31/11	4,050	4,067
			19,819

U.S. Government Agency and Related — 7.7%
FHLB Disc Corp
0.17%	02/02/11 - 02/16/11	9,850	9,850	(d)
FNMA Discount Note
0.27%	01/05/11	3,450	3,450	(d)
Freddie Mac
0.35%	04/01/11	2,700	2,702	(d,i)
			16,002

Commercial Paper — 21.2%
Banco Bilbao Viz London
0.50%	02/25/11	2,950	2,948	(d)
Caisse D’Amort Dette Soc
0.26%	03/15/11	4,200	4,198	(b,d)
Commonwealth Bank Australia
0.27%	02/25/11	6,350	6,347	(d)
Credit Suisse NY
0.25%	01/19/11	3,900	3,900	(d)
Eksportfinans Asa
0.23%	01/21/11	5,500	5,499	(b,d)
European Investment Bank
0.26%	01/05/11	4,100	4,100	(d)
Nordea North America Inc
0.33%	01/06/11	5,000	5,000	(d)
Societe Generale N Amer
0.33%	02/07/11	2,300	2,299	(d)
0.50%	02/01/11	4,800	4,798	(d)
UBS Finance Delaware LLC
0.28%	02/14/11	2,100	2,099	(d)
Westpac Banking Corp
0.31%	04/08/11	2,750	2,748	(d)
			43,936

		Principal Amount	Amortized Cost

Repurchase Agreements — 19.8%

Deutsche Bank Secuities, Inc. Gov Agcy Repo
0.22% dated 12/31/10, to be repurchased at $4,500 on 01/01/11 collateralized by $4,590 U.S. Government Agency Bonds, 0.85% maturing 08/17/12 01/03/11		$4,500	$4,500	(d)
Goldman Sachs & Co. Gov Agcy Repo
$14,200 on 01/01/11 collateralized by $14,485 U.S. Government Agency Bonds, 4.50% , 4.50%, 0.00% and 0.50% maturing on 09/16/13, 11/15/12, 10/02/12, and 10/30/12 respectively. 01/03/11		14,200	14,200	(d)
HSBC Securities (USA) Inc. Gov Agcy Repo
0.21% dated 12/31/10, to be repurchased at $11,800 on 01/01/11 collateralized by $11,980 U.S. Government Agency Bonds, 1.875% maturing 09/30/17 01/03/11		11,800	11,800	(d)
J.P. Morgan Securities LLC Gov Agcy Repo
0.18% dated 12/31/10, to be repurchased at $10,530 on 01/01/11 collateralized by $10,740 U.S. Government Agency Bonds, 0.00%, 0.00% maturing 05/04/11, 06/13/11 respectively. 01/03/11		10,530	10,530	(d)
			41,030

Certificates of Deposit — 38.6%

Abbey National Treasury Services
0.34%	02/25/11	7,750	7,750	(d,i)
Banco Bilbao Viz Arg NY
0.56%	03/07/11	3,100	3,100	(d)
Bank of Montreal Chicago
0.24%	01/20/11	3,200	3,200	(d)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Money Market Fund	(in thousands) — December 31, 2010

		Principal Amount	Amortized Cost

Bank of Nova Scotia Houston
0.30%	04/04/11	$3,950	$3,950	(d)
Barclays Bank PLC NY
0.36%	05/03/11	5,700	5,700	(d,i)
0.41%	06/20/11	1,450	1,450	(d,i)
BNP Paribas NY
0.33%	02/18/11	4,150	4,150	(d)
Credit Agricole CIB NY
0.29%	02/03/11	6,050	6,050	(d)
Deutsche Bank Ag NY
0.47%	01/10/11	6,400	6,400	(d,i)
National Australia BK NY
0.32%	06/10/11	3,350	3,350	(d,i)
Nordea Bank Fld PLC
0.28%	03/17/11	1,600	1,600	(d)
Rabobank Nederland NV NY
0.29%	01/13/11	3,650	3,650	(d)
0.55%	02/01/11	4,000	4,000	(d)
Royal Bank of Canada NY
0.26%	02/24/11	2,750	2,750	(d,i)
0.28%	08/26/11	3,900	3,900	(d,i)
Royal Bk of Scotland CT
0.29%	01/20/11	5,050	5,050	(d)
Svenska Handelsbanken NY
0.27%	02/17/11	2,950	2,950	(d)
0.30%	02/28/11	2,500	2,500	(d)
Toronto-Dominion Bank NY
0.25%	03/03/11	4,000	4,000	(d)
Westpac Banking Corp NY
0.29%	05/13/11	4,400	4,400	(d,i)
			79,900

Corporate Notes — 1.7%
Australia & NZ Banking Group
0.45%	04/26/11	2,050	2,052	(b,d,i)
National Australia Bank
0.37%	07/07/11	1,450	1,451	(b,d,i)
			3,503

Supranationals — 1.3%
Intl Bk Recon & Develop
0.31%	07/13/11	2,650	2,650	(d,i)

		Principal Amount	Amortized Cost

Time Deposit — 0.1%
State Street Corp.
0.01%	01/03/11	$184	$184	(e)

Total Short-Term Investments (Cost $207,024)			207,024

Other Assets and Liabilities net — 0.0%*			84

NET ASSETS — 100.0%			$207,108

See Notes to Schedules of Investments and Notes to Financial Statements.

(In thousands) — December 31, 2010

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented as of a particular date to illustrate examples of securities that the Funds have bought and the diversity of areas in which the funds may invest as of a particular date. It may not be representative of the Funds’ current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to $7,240; $8,036; $35,352 or 3.15%, 0.48%, 10.09% of the net assets of the Elfun Diversified Fund, Elfun Tax-Exempt Income Fund and Elfun Income Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees. (Unaudited)

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(f)	Principal only security. These type securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only security. These type of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At December 31, 2010, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2010.

(j)	Step coupon bond. Security becomes interest bearing at a future date.

(k)	GE Asset Management Incorporated, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund.

(l)	Escrowed to maturity bonds are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(m)	Pre refunded bonds are collateralized by U.S. Treasury securities, which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(n)	The security is insured by AMBAC, AGC, MBIA, FSA or FGIC. The Elfun Tax-Exempt Fund had insurance concentrations of 5% or greater as of December 31, 2010 (as a percentage of net assets) as follows:

FSA	8.76%
AMBAC	8.06%
MBIA	5.99%

(o)	Securities at default.

(p)	Sponsored by SSGA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(In thousands) — December 31, 2010

(q)	Illiquid Securities. At December 31, 2010, these securities amounted to $2,486 and $455 or 0.71% and 0.20% of net assets for the Elfun Income and Elfun Diversified Fund respectively. These securities have been determined to be illiquid using procedures established by the Board of Directors (Unaudited).

(r)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

†	Percentages are based on net assets as of December 31, 2010.
*	Less than 0.05%
**	Amount is less than $500.

Abbreviations:

ADR	—	American Depositary Receipt
AGC	—	Assured Guaranty Corporation
AMBAC	—	AMBAC Indemnity Corporation
FGIC	—	Financial Guaranty Insurance Corporation
FSA	—	Financial Security Assurance
GDR	—	Global Depositary Receipt
MBIA	—	Municipal Bond Investors Assurance Corporation
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SPDR	—	Standard & Poor’s Depository Receipts
STRIPS	—	Separate Trading of Registered Interest and Principal of Security
TBA	—	To be announced
FNMA	—	Federal National Mortgage Association
FHLB	—	Federal Home Loan Bank

Selected data based on a unit outstanding during the fiscal years indicated

Elfun International Equity Fund	2010	2009		2008		2007	2006
Inception date	—	—		—		—	1/1/88
Net asset value, beginning of year	$18.24	$14.65		$28.32		$25.69	$21.82
Income (loss) from investment operations:
Net investment income	0.36	0.43		0.77		0.63	0.51
Net realized and unrealized gains (losses) on investments	0.69	3.63		(13.26)		5.45	5.16
Total income (loss) from investment operations	1.05	4.06		(12.49)		6.08	5.67
Less distributions from:
Net investment income	0.37	0.44		0.74		0.61	0.52
Net realized gains	—	0.03		0.44		2.84	1.28
Total distributions	0.37	0.47		1.18		3.45	1.80
Net asset value, end of year	$18.92	$18.24		$14.65		$28.32	$25.69
TOTAL RETURN (a)	5.77%	27.69%		(44.15)%		23.78%	26.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$309,473	$301,332		$248,781		$483,850	$385,518
Ratios to average net assets:
Net investment income	2.05%	2.66%		3.10%		2.23%	2.11%
Net expenses	0.32%	0.27	%(c)	0.44	%(c)	0.20%	0.18%
Gross expenses	0.34%	0.28%		0.45%		0.20%	0.18%
Portfolio turnover rate	42%	45%		41%		31%	30%

Elfun Trusts	2010	2009		2008		2007	2006
Inception date	—	—		—		—	5/27/35
Net asset value, beginning of year	$38.50	$30.23		$48.73		$51.58	$50.74
Income (loss) from investment operations:
Net investment income	0.40	0.35		0.49		0.61	0.69
Net realized and unrealized gains (losses) on investments	4.64	9.83		(17.35)		2.01	5.97
Total income (loss) from investment operations	5.04	10.18		(16.86)		2.62	6.66
Less distributions from:
Net investment income	0.41	0.37		0.49		0.61	0.70
Return of Capital	—	0.03		0.02		—	—
Net realized gains	1.75	1.51		1.13		4.86	5.12
Total distributions	2.16	1.91		1.64		5.47	5.82
Net asset value, end of year	$41.38	$38.50		$30.23		$48.73	$51.58
TOTAL RETURN (a)	13.07%	33.62%		(34.53)%		5.05%	13.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$1,731,716	$1,639,896		$1,314,686		$2,199,017	$2,302,024
Ratios to average net assets:
Net investment income	1.00%	1.05%		1.10%		1.10%	1.29%
Net expenses	0.21%	0.23	%(c)	0.21	%(c)	0.12%	0.13%
Gross expenses	0.22%	0.24%		0.22%		0.12%	0.13%
Portfolio turnover rate	14%	8%		20%		12%	14%

The accompanying Notes are an integral part of these financial statements.

Selected data based on a unit outstanding during the fiscal years indicated

Elfun Diversified Fund	2010	2009		2008		2007		2006
Inception date	—	—		—		—		1/1/88
Net asset value, beginning of year	$16.08	$13.41		$19.80		$20.15		$18.74
Income (loss) from investment operations:
Net investment income	0.28	0.29		0.42		0.50		0.50
Net realized and unrealized gains (losses) on investments	1.32	2.68		(6.41)		1.26		2.24
Total income (loss) from investment operations	1.60	2.97		(5.99)		1.76		2.74
Less distributions from:
Net investment income	0.27	0.30		0.40		0.49		0.50
Net realized gains	—	0.00	*	—		1.62		0.83
Total distributions	0.27	0.30		0.40		2.11		1.33
Net asset value, end of year	$17.41	$16.08		$13.41		$19.80		$20.15
TOTAL RETURN (a)	9.98%	22.13%		(30.23)%		8.74	%(b)	14.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$229,881	$220,654		$191,347		$292,224		$283,069
Ratios to average net assets:
Net investment income	1.76%	1.98%		2.35%		2.31%		2.45%
Net expenses	0.48%	0.43	%(c)	0.31	%(c)	0.20%		0.20%
Gross expenses	0.75%	0.47%		0.33%		0.20%		0.20%
Portfolio turnover rate	148%	142%		180%		171%		119%

Elfun Tax-Exempt Income Fund	2010	2009		2008		2007		2006
Inception date	—	—		—		—		1/1/80
Net asset value, beginning of year	$11.64	$10.73		$11.54		$11.74		$11.75
Income (loss) from investment operations:
Net investment income	0.53	0.53		0.53		0.54		0.54
Net realized and unrealized gains (losses) on investments	(0.31)	0.91		(0.81)		(0.20)		0.01
Total income from investment operations	0.22	1.44		(0.28)		0.34		0.55
Less distributions from:
Net investment income	0.53	0.53		0.53		0.54		0.54
Net realized gains	—	—		—		0.00	*	0.02
Total distributions	0.53	0.53		0.53		0.54		0.56
Net asset value, end of year	11.33	$11.64		$10.73		$11.54		$11.74
TOTAL RETURN (a)	1.86%	13.64%		(2.51)%		2.96%		4.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$1,677,925	$1,776,803		$1,623,597		$1,757,490		$1,771,290
Ratios to average net assets:
Net investment income	4.54%	4.66%		4.72%		4.63%		4.64%
Net expenses	0.19%	0.18%		0.12%		0.12%		0.12%
Gross expenses	0.19%	0.18%		0.12%		0.12%		0.12%
Portfolio turnover rate	26%	33%		37%		39%		36%

The accompanying Notes are an integral part of these financial statements.

Selected data based on a unit outstanding during the fiscal years indicated

Elfun Income Fund	2010	2009		2008		2007	2006
Inception date	—	—		—		—	12/31/84
Net asset value, beginning of year	$10.73	$10.35		$11.09		$11.05	$11.14
Income (loss) from investment operations:
Net investment income	0.36	0.43		0.52		0.61	0.59
Net realized and unrealized gains (losses) on investments	0.52	0.38		(0.74)		0.05	(0.09)
Total income from investment operations	0.88	0.80		(0.22)		0.66	0.50
Less distributions from:
Net investment income	0.43	0.43		0.52		0.62	0.59
Net realized gains	—	—		—		0.00 *	—
Total distributions	0.43	0.43		0.52		0.62	0.59
Net asset value, end of year	$11.18	$10.73		$10.35		$11.09	$11.05
TOTAL RETURN (a)	8.31%	8.04%		(2.01)%		6.16%	4.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$350,325	$338,481		$328,913		$363,695	$363,142
Ratios to average net assets:
Net investment income	3.34%	4.15%		4.88%		5.58%	5.41%
Net expenses	0.23%	0.24	%(c)	0.16	%(c)	0.20%	0.19%
Gross expenses	0.27%	0.27%		0.20%		0.20%	0.19%
Portfolio turnover rate	357%	320%		451%		432%	328%

Elfun Money Market Fund	2010	2009		2008		2007	2006
Inception date	—	—		—		—	6/13/90
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	0.00 *	0.00	*	0.03		0.05	0.05
Total income from investment operations	0.00 *	0.00	*	0.03		0.05	0.05
Less distributions from:
Net investment income	0.00 *	0.00	*	0.03		0.05	0.05
Total distributions	0.00 *	0.00	*	0.03		0.05	0.05
Net asset value, end of year	$1.00	$1.00		$1.00		$1.00	$1.00
TOTAL RETURN (a)	0.24%	0.42%		2.57%		5.24%	4.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$207,108	$244,564		$285,389		$327,766	$306,582
Ratios to average net assets:
Net investment income	0.06%	0.43%		2.57%		5.12%	4.87%
Net expenses	0.26%	0.24%		0.19%		0.18%	0.18%
Gross expenses	0.28%	0.24%		0.19%		0.18%	0.18%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
(b)	The total return includes .03% related to the purchase and sales of initial public offerings.
(c)	Reflects GEAM’s waiver of a portion of the Fund’s management expenses in an amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Funds – GE Money Market Fund.
*	Less than 0.005 per share.

The accompanying Notes are an integral part of these financial statements.

Statements of Assets and Liabilities December 31, 2010 (Amounts in thousands)	ELFUN INTERNATIONAL EQUITY FUND	ELFUN TRUSTS

ASSETS
Investments in securities, at fair value (cost $254,693; $1,293,261; $194,460; $1,623,078; $340,123 and $0 respectively)	$292,932	$1,681,617
Investments in affiliated securities, at fair value (at cost $99; $457; $206; $281; $1,040 and $0 respectively)	94	435
Short-term Investments (at amortized cost)	1,950	—
Short-term affiliated investments (at amortized cost)	13,822	49,853
Foreign currency (cost $81; $0; $14; $0; $0; and $0, respectively)	82	—
Receivable for investments sold	—	—
Income receivables	589	1,139
Receivable for fund shares sold	10	170
Other assets	692	—
Total assets	310,171	1,733,214
LIABILITIES
Distribution payable to unit holders	—	—
Payable for investments purchased	—	—
Payable for fund units redeemed	126	709
Payable to GEAM	312	595
Accrued other expenses	92	194
Variation margin payable	168	—
Total liabilities	698	1,498
NET ASSETS	$309,473	$1,731,716
NET ASSETS CONSIST OF:
Capital paid in	324,900	1,343,811
Undistributed (distribution in excess of) net investment income	11	(34)
Accumulated net realized gain (loss)	(53,531)	(395)
Net unrealized appreciation/(depreciation) on:
Investments	38,234	388,334
Futures	(174)	—
Foreign currency related transactions	33	—
NET ASSETS	$309,473	$1,731,716
Units outstanding (Par value $10; $10; $10; $10; $10; and $1, respectively; unlimited shares authorized)	16,356	41,849
Net asset value, offering and redemption price per unit	$18.92	$41.38

The accompanying Notes are an integral part of these financial statements.

ELFUN DIVERSIFIED FUND	ELFUN TAX-EXEMPT INCOME FUND	ELFUN INCOME FUND	ELFUN MONEY MARKET FUND

$214,412	$1,643,818	$344,292	$—

195	267	988	—
—	2,138	—	207,024
21,384	—	30,453	—
15	—	—	—
820	8,915	—	—
840	25,813	3,325	83
98	92	188	517
785	—	—	—
238,549	1,681,043	379,246	207,624

—	2,060	329	—
8,332	—	27,712	—
111	280	268	240
34	651	226	214
80	127	68	62
111	—	318	—
8,668	3,118	28,921	516
$229,881	$1,677,925	$350,325	$207,108

228,738	1,661,538	357,889	207,184
250	—	(89)	124
(19,235)	(4,339)	(12,169)	(200)

19,941	20,726	4,117	—
181	—	577	—
6	—	—	—
$229,881	$1,677,925	$350,325	$207,108

13,201	148,084	31,341	207,315
$ 17.41	$11.33	$11.18	$1.00

Statements of Operations For the year ended December 31, 2010 (Amounts in thousands)	ELFUN INTERNATIONAL EQUITY FUND	ELFUN TRUSTS

INVESTMENT INCOME
Income:
Dividends	$7,456	$18,705
Interest	12	916
Interest from affiliated investments	1	10
Less: Foreign taxes withheld	(763)	(4)
Total income	6,706	19,627
Expenses:
Administration expenses	435	2,552
Transfer agent expenses	170	426
Custody and accounting expenses	182	63
Professional fees	20	36
Registration, filing, printing and miscellaneous expenses	150	461
Total expenses	957	3,538
Less: Expenses Waived or borne by the adviser	(12)	(112)
Less: Expenses recouped by the adviser	(38)	—
Net expenses	907	3,426
Net investment income	5,799	16,201
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	(10,563)	70,369
Futures	231	—
Foreign currency related transactions	(150)	—

Increase (decrease) in unrealized appreciation/(depreciation) on:
Investments	20,329	116,850
Futures	(185)	—
Foreign currency related transactions	19	—
Net realized and unrealized gain (loss) on investments	9,681	187,219
Net increase (decrease) in net assets resulting from operations	$15,480	$203,420

The accompanying Notes are an integral part of these financial statements.

ELFUN DIVERSIFIED FUND	ELFUN TAX-EXEMPT INCOME FUND	ELFUN INCOME FUND	ELFUN MONEY MARKET FUND

$2,560	$—	$12	$—
2,483	85,071	12,470	684
6	—	11	—
(150)	—	—	—
4,899	85,071	12,493	684

434	2,936	622	368
241	174	133	48
734	87	44	49
29	35	19	19
192	261	121	122
1,630	3,493	939	606
(84)	—	(121)	—
(494)	—	—	(48)
1,052	3,493	818	558
3,847	81,578	11,675	126

(695)	7,450	10,257	2
2,026	—	(3,945)	—
(14)	—	(17)	—

16,047	(54,185)	9,363	—
(193)	—	299	—
5	—	—	—
17,176	(46,735)	15,957	2
$21,023	$34,843	$27,632	$128

Statements of Changes in Net Assets For the year ended December 31, 2010 and 2009 (Amounts in thousands)	ELFUN INTERNATIONAL EQUITY FUND		ELFUN TRUSTS FUND

	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,799	$6,860	$16,201	$15,188
Net realized gain (loss) on investments, futures, written options, foreign currency related transactions and swaps	(10,482)	(38,433)	70,369	62,060
Net increase (decrease) in unrealized appreciation/(depreciation) on investments, futures and foreign currency related transactions	20,163	96,377	116,850	347,531
Net increase (decrease) from operations	15,480	64,804	203,420	424,779
Distributions to unit holders from:
Net investment income	(5,980)	(7,145)	(16,402)	(15,188)
Net realized gains	—	(430)	(70,387)	(62,071)
Return of capital	—	—	—	(1,246)
Total distributions	(5,980)	(7,575)	(86,789)	(78,505)
Increase (decrease) in net assets from operations and distributions	9,500	57,229	116,631	346,274
Unit transactions:
Proceeds from sale of units	23,108	12,009	41,106	26,015
Value of distributions reinvested	5,263	6,647	66,789	59,748
Cost of units redeemed	(29,730)	(23,333)	(132,706)	(106,827)
Net increase (decrease) from unit transactions	(1,359)	(4,678)	(24,811)	(21,064)
Total increase (decrease) in net assets	8,141	52,551	91,820	325,210

NET ASSETS
Beginning of year	301,332	248,781	1,639,896	1,314,686
End of year	$309,473	$301,332	$1,731,716	$1,639,896
Undistributed (distribution in excess of) net investment income, end of year	$11	$159	$(34)	$—

CHANGES IN FUND UNITS

Units sold by subscription	1,244	755	997	775
Issued for distribution reinvested	279	362	1,609	1,538

Units redeemed	(1,688)	(1,582)	(3,353)	(3,200)
Net increase (decrease) in fund units	(165)	(465)	(747)	(887)

The accompanying Notes are an integral part of these financial statements.

ELFUN DIVERSIFIED FUND		ELFUN TAX-EXEMPT INCOME FUND		ELFUN INCOME FUND		ELFUN MONEY MARKET FUND

2010	2009	2010	2009	2010	2009	2010	2009

$3,847	$3,968	$81,578	$80,344	$11,675	$13,529	$126	$1,161
1,317	(20,468)	7,450	(5,590)	6,295	(8,394)	2	6
15,859	57,044	(54,185)	143,175	9,662	20,348	—	—
21,023	40,544	34,843	217,929	27,632	25,483	128	1,167

(3,566)	(4,031)	(81,578)	(80,344)	(13,612)	(13,587)	(312)	(1,161)
—	(3)	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(3,566)	(4,034)	(81,578)	(80,344)	(13,612)	(13,587)	(312)	(1,161)
17,457	36,510	(46,735)	137,585	14,020	11,896	(184)	6

9,623	8,037	60,865	62,940	23,355	22,269	83,709	90,903
3,089	3,480	56,241	55,172	9,704	9,605	277	1,019
(20,942)	(18,720)	(169,249)	(102,491)	(35,235)	(34,202)	(121,258)	(132,753)
(8,230)	(7,203)	(52,143)	15,621	(2,176)	(2,328)	(37,272)	(40,831)
9,227	29,307	(98,878)	153,206	11,844	9,568	(37,456)	(40,825)

220,654	191,347	1,776,803	1,623,597	338,481	328,913	244,564	285,389
$229,881	$220,654	$1,677,925	$1,776,803	$350,325	$338,481	$207,108	$244,564
$250	$2	$—	$—	$(89)	$732	$124	$1

570	554	5,181	5,541	2,114	2,139	83,519	90,903
178	215	4,788	4,841	876	920	277	1,019

(1,271)	(1,316)	(14,547)	(9,028)	(3,182)	(3,298)	(121,259)	(132,753)
(523)	(547)	(4,578)	1,354	(192)	(239)	(37,463)	(40,831)

December 31, 2010

1.	Organization of the Funds

The Elfun Funds (each a “Fund” and collectively the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds operate as Employees’ Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated (“GEAM”), the Funds’ investment adviser, is a wholly owned subsidiary of General Electric Company.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements.

There are no items to report.

The following summarizes the significant accounting policies of the Funds:

Securities Valuation and Transactions.  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Repurchase Agreements  Some of the Funds engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund’s invest-

ment objectives or policies. The Funds’ custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

December 31, 2010

Derivatives  The Funds are subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds entered into derivative transactions for the purpose of hedging, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

Options  Certain Funds purchase and write options, subject to certain limitations. The Funds invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund’s exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

When-Issued Securities and Forward Commitments Certain Funds purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the

December 31, 2010

Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts  Certain Funds enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discounts and amortization premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes in foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses  Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM, and reimbursed by the Funds.

Federal Income Taxes  The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or

December 31, 2010

most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1—Quoted prices for identical investments in active markets.

Level 2—Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3—Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or

NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices, when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

The Funds use non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure

December 31, 2010

reasonableness of valuations used in the Funds‘ financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

All portfolio securities of the Elfun Money Market Fund and any short-term securities of sufficient credit quality held by any other fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost which approximates market value and these are included in Level 2.

A Fund’s written or purchased options are valued at the last sale price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Funds could sell a portfolio security for the value established for it at any time and it is possible that the Funds would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

December 31, 2010

The following tables present the Funds’ investments measured at fair value on a recurring basis at December 31, 2010:

(In Thousands)
Fund	Investments	Level 1	Level 2	Level 3	Total

Elfun International Equity Fund	Investments in Securities
	Common Stock	$285,248	$—	$—	$285,248
	Preferred Stock	7,684	—	—	7,684
	Other Investments	—	94	—	94
	Short-Term Investments	13,822	1,950	—	15,772

	Total Investments in Securities	$306,754	$2,044	$—	$308,798
	Other Financial Instruments
	Futures Contracts — Unrealized Depreciation	$(174)	$—	$—	$(174)

Elfun Trusts	Investments in Securities
	Common Stock	$1,681,617	$—	$—	$1,681,617
	Other Investments	—	435	—	435
	Short-Term Investments	49,853	—	—	49,853

	Total Investments in Securities	$1,731,470	$435	$—	$1,731,905

Elfun Diversified Fund	Investments in Securities
	Domestic Equity	$80,647	$—	$—	$80,647
	Foreign Equity	59,303	—	—	59,303
	U.S. Treasuries	—	11,203	—	11,203
	Agency Mortgage Backed	—	21,270	—	21,270
	Agency CMOs	—	1,456	130	1,586
	Asset Backed	—	1,002	—	1,002
	Corporate Notes	—	24,274	—	24,274
	Non-Agency CMOs	—	7,607	1	7,608
	Sovereign Bonds	—	1,886	—	1,886
	Municipal Notes and Bonds	—	334	—	334
	Exchange Traded Funds	3,394	—	—	3,394
	Preferred Stock	1,902	—	—	1,902
	Rights	—	3	—	3
	Other Investments	—	195	—	195
	Short-Term Investments	21,384	—	—	21,384

	Total Investments in Securities	$166,630	$69,230	$131	$235,991
	Other Financial Instruments
	Futures Contracts — Unrealized Appreciation	$216	$—	$—	$216
	Futures Contracts — Unrealized Depreciation	(35)	—	—	(35)

	Total Other Financial Instruments	$181	$—	$—	$181

December 31, 2010

(In Thousands)
Fund	Investments	Level 1	Level 2	Level 3	Total
Elfun Tax-Exempt Income Fund	Investments in Securities
	Municipal Bonds and Notes	$—	$1,643,818	$—	$1,643,818
	Other Investments	—	267	—	267
	Short-Term Investments	—	2,138	—	2,138

	Total Investments in Securities	$—	$1,646,223	$—	$1,646,223

Elfun Income Fund	Investments in Securities
	U.S. Treasuries	$—	$61,385	$—	$61,385
	Agency Mortgage Backed	—	103,563	—	103,563
	Agency CMOs	—	8,605	515	9,120
	Asset Backed	—	2,104	25	2,129
	Corporate Notes	—	116,348	—	116,348
	Non-Agency CMOs	—	38,284	437	38,721
	Sovereign Bonds	—	10,603	—	10,603
	Municipal Notes and Bonds	—	2,423	—	2,423
	Other Investments	—	988	—	988
	Short-Term Investments	30,453	—	—	30,453

	Total Investments in Securities	$30,453	$344,303	$977	$375,733
	Other Financial Instruments
	Futures Contracts — Unrealized Appreciation	$711	$—	$—	$711
	Futures Contracts — Unrealized Depreciation	(134)	—	—	(134)

	Total Other Financial Instruments	$577	$—	$—	$577
Elfun Money Market Fund	Short-Term Investments
	U.S. Treasury	$—	$19,819	$—	$19,819
	U.S. Government Agency and Related	—	16,002	—	16,002
	Commercial Paper	—	43,936	—	43,936
	Repurchase Agreements	—	41,030	—	41,030
	Certificates of Deposit	—	79,900	—	79,900
	Corporate Notes	—	3,503	—	3,503
	Supranationals	—	2,650	—	2,650
	Time Deposit	—	184	—	184

	Total Short-Term Investments	$—	$207,024	$—	$207,024

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended December 31, 2010:

(In Thousands)
Elfun Diversified Fund	Agency Mortgage Backed	Agency CMOs	Corporate Notes	Non-Agency CMOs	Total
Balance at 12/31/09	$1,581	637	$111	86	$2,415
Accrued discounts/premiums	—	(55)	(1)	—	(56)
Realized gain (loss)	7	7	(11)	(118)	(115)
Change in unrealized gain (loss)	(5)	(47)	51	128	127
Net purchases (sales)	(1,490)	(457)	(88)	(13)	(2,048)
Net transfers in and out of Level 3	(93)	45	(62)	(82)	(192)
Balance at 12/31/10	$—	$130	$—	$1	$131
Change in unrealized gain (loss) relating to securities still held at 12/31/10	$—	$(16)	$—	$80	$64

December 31, 2010

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended December 31, 2010:

(In Thousands)
Elfun Income Fund	Agency Mortgage Backed	Agency CMOs	Asset Backed	Corporate Notes	Non-Agency CMOs	Total
Balance at 12/31/09	$9,071	3,402	$25	$668	404	$13,570
Accrued discounts/premiums	—	(480)	—	(4)	—	(484)
Realized gain (loss)	41	(851)	—	(61)	(688)	(1,559)
Change in unrealized gain (loss)	(29)	1,130	6	277	1,327	2,711
Net purchases (sales)	(8,640)	(3,222)	(6)	(486)	(405)	(12,759)
Net transfers in and out of Level 3	(443)	536	—	(394)	(201)	(502)
Balance at 12/31/10	$—	$515	$25	$—	$437	$977
Change in unrealized gain (loss) relating to securities still held at 12/31/10	$—	$625	$6	$—	$536	$1,167

Transfers in and out of level 3 are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Funds, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No.815 Derivatives and Hedging.

	Asset Derivatives			Liability Derivatives
(In Thousands)	Location	Fair Value		Location	Fair Value
Elfun International Equity Fund
Equity Contracts				Liabilities, Net Assets — Net unrealized Appreciation/ (Depreciation) on Futures	(174	)*
Elfun Diversified Fund
Equity Contracts	Assets, Net Assets — Net unrealized Appreciation/ (Depreciation) on Futures	104	*	Liabilities, Net Assets — Net unrealized Appreciation/ (Depreciation) on Futures	(2	)*
Interest Rate Contracts	Assets, Net Assets — Net unrealized Appreciation/ (Depreciation) on Futures	112	*	Liabilities, Net Assets — Net unrealized Appreciation/ (Depreciation) on Futures	(33	)*
Elfun Income Fund
Interest Rate Contracts	Assets, Net Assets — Net unrealized Appreciation/ (Depreciation) on Futures	711	*	Liabilities, Net Assets — Net unrealized Appreciation/ (Depreciation) on Futures	(134	)*

*	Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments and Net Assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets or Liabilities sections of the Statement of Assets and Liabilities.

December 31, 2010

Shown below are the effects of derivative instruments on the Funds’ Statements of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

(In Thousands)	Location	Notional Amount of Futures Contracts Purchased/(Sold) $	Realized Gain or (Loss) $	Change in Unrealized Appreciation/ (Depreciation) $
Elfun International Equity Fund
Equity Contracts	Net realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on futures	44,270/(33,420)	231	(185)
Elfun Diversified Fund
Equity Contracts	Net realized gain/(loss) on futures, Increase/(decrease)	52,828/(67,741)	2,736	(197)
Interest Rate Contracts	Net realized gain/(loss) on futures, Increase/(decrease)	177,186/(178,466)	(710)	4
Elfun Income Fund
Interest Rate Contracts	Net realized gain/(loss) on futures, Increase/(decrease)	876,244/(895,645)	(3,946)	299
5.	Line of Credit

The Funds share a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Funds have a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Funds during the period ended December 31, 2010.

6.	Fees and Compensation

During 2010, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as unitholder servicing agent. These expenses are included as administration expenses and unitholder servicing agent expenses in the Statements of Operations. The Trustees received no compensation as Trustees for the Elfun Funds.

GEAM waives a portion of the Funds Management fees (except for the Elfun Tax-Exempt Income Fund) in the amount equal to the Management fee earned by GEAM with respect to the Funds investment in the GE Funds-GE Money Market Fund or the GE Institutional Money Market Fund.

December 31, 2010

7.	Investment Transactions

Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended December 31, 2010, were as follows:

	U.S. Government Securities		Other Securities
(In Thousands)	Purchases	Sales	Purchases	Sales
Elfun International Equity Fund	$-	$-	$114,064	$128,763
Elfun Trusts Fund	-	-	213,660	334,341
Elfun Diversified Fund	171,577	160,860	123,130	116,189
Elfun Tax-Exempt Fund	-	-	456,443	530,331
Elfun Income Fund	852,849	823,287	325,652	327,265
8.	Income Taxes

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Funds’ net assets required under ASC 740. The Funds’ 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2010, information on the tax components of capital is as follows:

(In Thousands)
				Net Tax Appreciation/ (Depreciation)
	Cost on Tax Basis	Unrealized Appreciation	Unrealized Depreciation	Investments	Derivatives/ Currency	Undistributed Income	Undistributed (Accumulated Capital Loss)	Post October Losses
Elfun International Equity Fund	$282,084	$47,548	$(20,834)	$26,714	$(108)	$19	$(42,052)	$-
Elfun Trusts	1,344,000	434,866	(46,961)	387,905	-	-	-	-
Elfun Diversified Fund	217,376	24,925	(6,310)	18,615	6	268	(17,744)	-
Elfun Tax-Exempt Income Fund	1,625,650	54,830	(34,257)	20,573	-	21	(3,455)	(753)
Elfun Income Fund	372,534	11,655	(8,456)	3,199	(2)	-	(10,763)	-
Elfun Money Market Fund	207,024	-	-	-	-	124	(200)	-

December 31, 2010

As of December 31, 2010, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund (In Thousands)	Amount	Expires
Elfun International Equity Fund	$33,349	12/31/17
	8,703	12/31/18
Elfun Diversified Fund	17,744	12/31/17
Elfun Tax-Exempt Income Fund	3,455	12/31/17
Elfun Income Fund	10,763	12/31/17
Elfun Money Market Fund	200	12/31/16

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2010, the Funds utilized prior year capital loss carryovers as follows:

Fund (In Thousands)	Amount
Elfun Diversified Fund	$2,360
Elfun Tax-Exempt Income Fund	5,300
Elfun Income Fund	7,220

Any net capital and currency losses incurred after October 31, within each Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2010 as follows:

(In Thousands)	Capital	Currency
Elfun Tax-Exempt Income Fund	$753	$—

The tax composition of distributions paid during the years ended December 31, 2010, were as follows:

(In Thousands)	Exempt Interest	Ordinary Income	Long-Term Capital Gains
Elfun International Equity Fund	$—	$5,979	$—
Elfun Trusts	—	16,402	70,387
Elfun Diversified Fund	—	3,566
Elfun Tax-Exempt Income Fund	78,685	2,893
Elfun Income Fund	—	13,612
Elfun Money Market Fund	—	312

December 31, 2010

Distributions to Shareholders

Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund declare net investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on foreign currency contracts, futures, investments organized as partnerships for tax purposes, distributions from Real Estate Investment Trusts (REITs), losses deferred due to offsetting positions, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

(In Thousands)
	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
Elfun International Equity Fund	$33	$(28)	$(5)
Elfun Trusts	167	(83)	(84)
Elfun Diversified Fund	(33)	-	33
Elfun Tax-Exempt Income Fund	-	-	-
Elfun Income Fund	1,116	198	(1,314)
Elfun Money Market Fund	309	-	(309)

The Unitholders and Board of Trustees

Elfun Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund, each a series of Elfun Funds (collectively, the “Funds”), as of December 31, 2010, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund as of December 31, 2010, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2011

For the year ended December 31, 2010

The following funds intend to make an election under Internal Revenue Code Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended December 31, 2010, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Funds follows:

	Total Foreign Source Income	Total Foreign Taxes Paid
Elfun International Equity Fund	$7,455,714	$745,865

Of the dividends paid from net investment income by the Elfun Tax Exempt Fund during the calendar year ended December 31, 2010, 96.46% represent exempt interest dividends for Federal income tax purposes.

For the year ended December 31, 2010, the Fund hereby designates as capital gain dividends the amounts set forth, or the amount ultimately treated as capital gain net income.

Fund	Gross Amount
Elfun Trusts	$70,386,813

For the fiscal year ended December 31, 2010, certain dividends paid by the fund may be subject to a maximum income tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represent the amounts that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Elfun International Equity Fund	$5,978,388
Elfun Trusts	$16,402,249
Elfun Diversified Fund	$2,099,765

For corporate shareholders the following represent the percentages of respective fund distributions that may be eligible for the dividends received deduction:

Fund name	Dividends Received Deduction
Elfun Trusts	100.00%
Elfun Diversified Fund	24.32%

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

The Board of Trustees of the Elfun Funds The Elfun Funds include the Elfun Trusts, Elfun International Equity Fund, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Money Market Fund (each, a “Fund” and collectively, the “Funds”). (the “Board”) considered and all those that were present unanimously approved the continuance of the investment advisory agreements with GE Asset Management Incorporated (“GEAM”) at a meeting held on December 13, 2010.

In considering whether to approve the Funds’ investment advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided by GEAM personnel. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategies as the Funds. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving each Fund’s investment advisory agreement, the Board members received and considered memoranda prepared by GEAM personnel that set forth detailed information, including substantial exhibits and other materials related to GEAM’s business and the services it provides to each Fund. The Board members also reviewed materials discussing the legal standards for the consideration of the proposed continuances. The Board members reviewed and discussed the proposed continuance of the agreements with GEAM personnel, including representatives from the legal, compliance and finance departments and senior members of each relevant investment group (e.g., equity, fixed income). The Board members also heard presentations by these representatives, and posed questions and engaged in substantive discussions with them concerning the Funds’ operations and the investment process employed for each Fund.

The Board members took into account that many of them possess multi-year experience as Board members and that all of them possess a great deal of knowledge about GEAM and the Funds in their capacities as senior officers of GEAM. They also took into account their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM personnel, in its oral presentations, to highlight material differences from the information presented in recent years.

In reaching their determinations relating to continuance of the Funds’ investment advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund separately, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

The Nature, Extent And Quality Of Services Provided

The Board members reviewed the services provided by GEAM and concurred that GEAM provides high quality advisory and administrative services to the Funds. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Funds; (iv) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience relevant to the Funds; (v) access to significant technological resources from which the Funds may benefit; and (vi) a favorable history and reputation. The Board members noted that each Fund represents only a small amount of the overall assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

1 The Elfun Funds include the Elfun Trusts, Elfun International Equity Fund, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Money Market Fund (each, a “Fund” and collectively, the “Funds”).

In particular, the Board members discussed that the Funds benefit from a large staff of research analysts employed by GEAM.

In light of the foregoing, the Board members concluded that the services provided by GEAM continue to be satisfactory.

Investment Performance Of The Funds

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indices and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in discussions with GEAM personnel regarding the investment process and performance results for each Fund. These discussions focused on each Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and, in some instances, relative underperformance in certain periods. The Board members discussed GEAM’s investment approach with respect to each of the Funds, and that the performance of the Funds is consistent with GEAM’s articulated long-term approach and overall investment philosophy.

The Board members concluded that the Funds’ performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided To The Funds

The Board members considered the cost of the services provided by GEAM, noting that, pursuant to each investment advisory agreement, GEAM is reimbursed for its reasonable costs incurred in providing the services contemplated by those agreements and is not paid a management fee. The Board also noted that GE Investment Distributors, Inc. (“GEID”), a subsidiary of GEAM, is reimbursed for its reasonable costs incurred in providing services specified in its agreement with the Funds as unitholder servicing agent and is not paid a unitholder servicing fee. The Board members considered that the charges resulting from this arrangement involve all of the expenses incurred by GEAM and GEID with respect to the management and unitholder operations of the Funds, including, without limitation, indirect allocable overhead costs and the direct and indirect costs of GEAM and GEID personnel providing investment management and other services to the Funds. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM and the charges that result from those services and were provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members also noted that none of the charges resulting from the Funds’ arrangements with GEAM and GEID may include any element of profit.

The Board members reviewed the information they had requested from GEAM personnel concerning the underlying assumptions and methods of cost allocation used by GEAM in allocating its costs and those of the other Fund service providers, including GEID. The Board members also discussed with GEAM personnel the basis for their belief that the methods of allocation used were reasonable for each area of GEAM’s business.

Based on their review, the Board members concluded that they were satisfied that the assumptions and methods used in cost allocation and the level of expenses incurred by the Funds were not unreasonable or excessive.

The Extent to Which Economies of Scale Would be Realized for the Benefit of Fund Shareholders as the Funds Grow

The Board members considered the extent to which economies of scale would be realized for the benefit of Fund investors as the Funds grow. The Board noted that, although none of the Funds experienced significant growth in assets over the past year, the Funds continue to enjoy fee and expense levels within or below the group of lowest fee and expense funds in their respective peer group comparisons.

The Board members recognized the significant benefits to the Funds resulting from their arrangement with GEAM, which causes them to bear only the reasonable costs incurred by GEAM and GEID, without any element of profit, for the substantial services they provide to the Funds. The Board members also recognized the benefits to the

Funds of being able to leverage a favorable cost structure achieved with respect to the Funds’ other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Costs To Be Incurred

The Board members discussed the services provided to the Funds by GEAM, and the costs incurred by the Funds for those services. The Board members reviewed information concerning the Funds’ expense ratios, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that, in all cases, the Funds enjoy expense levels within or below the group of lowest cost funds in each peer group comparison. In light of this information, the Board members determined that the level of expenses incurred was reasonable in relation to the services provided to the Funds.

Fall-Out Benefits

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Funds, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that each Fund represents only a small amount of the overall assets managed by GEAM.

Conclusion

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members concluded that the proposed level of cost reimbursement to GEAM and projected total expense ratios for the Funds are reasonable in relation to the services provided. In view of these facts, the Board members concluded that the renewal of each advisory agreement was in the best interests of the Funds and their shareholders.

Information about Trustees and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and officers of the Company is set forth below.

Interested Trustees and Executive Officers

James W. Ireland III

Address  c/o GEAM, 3001 Summer St. Stamford, CT 06905

Age  55

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – Three years

Principal Occupation(s) During Past 5 Years  President, Chief Executive Officer, and Director of GEAM since June 2007; President, NBC Universal Television Stations from December 1999 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of the Norman Rockwell Museum since September 1997 and Treasurer of the Norman Rockwell Museum Board of Trustees since September 1998; Member of the Board of Directors of the Damon Runyon Cancer Research Foundation since October 2008; Trustee and Vice Chair of the Campaign Steering Committee of St. Lawrence University since July 2001; Trustee of GE Savings & Security Funds and General Electric Pension Trust since July 2007.

Paul M. Colonna

Address  c/o GEAM, 3001 Summer St. Stamford, CT 06905

Age  42

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – three years

Principal Occupation(s) During Past 5 Years  President – Fixed Income at GEAM since March 2007; Executive Vice President of GEAM from February 2007 to March 2007; Senior Vice President-Total Return Management at GEAM from March 2005 to March 2007; Senior Vice President-Structured Products at GEAM from March 2002 to March 2005.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Savings & Security Funds and General Electric Pension Trust since February 2007; Director of GE Asset Management Limited (GEAML) since December 2007.

Michael J. Cosgrove

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  61

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 23 years

Principal Occupation(s) During Past 5 years  President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM since March 2007; Executive Vice President of GEAM from February 2007 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

Number of Portfolios in Fund Complex Overseen by Trustee   51

Other Directorships Held by Trustee  Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003, Trustee of Elfun Foundation; Treasurer of GE Foundation; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc, GE Asset Management Canada Company, GE Asset Management Limited, and GE Volunteers.

Ralph R. Layman

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  55

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 19 years

Principal Occupation(s) During Past 5 years  President – International Equity Investments of GEAM since March 2007; Executive Vice President of GEAM from 1993 to March 2007; Executive Vice President – International Equity Investments at

GEAM from 1993 to March 2007; Executive Vice President – International Equity Investments of GEIC from 1993-2000 (when GEIC was merged into GEAM); Senior Vice President – International Equity Investments of GEAM and GEIC from 1991 until 1993; Executive Vice President, Partner and Portfolio Manager of Northern Capital Management from 1989-1991; and prior thereto, Vice President and Portfolio Manager of Templeton Investment Counsel.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1993; Director of GE Asset Management Limited (GEAML) since September 1995.

Matthew J. Simpson

Address  c/o GEAM, 3001 Summer St. Stamford, CT 06905

Age  49

Position Held With Fund  Trustee

Term of Office and Length of Time Served  Three years

Principal Occupation(s) During Past 5 Years  Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  51

Other Directorships Held By Trustee  Trustee of GE Funds and GE Institutional Funds since July 2007. Director of GE Investments Funds, Inc. since July 2007; Trustee of GE Savings & Security Funds and General Electric Pension Trust since July 2007.

Donald W. Torey

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  53

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 17 years

Principal Occupation(s) During Past 5 years  President – Alternative Investments at GEAM since March 2007; Executive Vice President of GEAM from 1997 to March 2007; Executive Vice President – Alternative Investments from 1997 to March 2007; Director of GEIC from 1993-2000 (when GEIC was merged into GEAM); Executive Vice President – Alternative Investments of GEIC from 1997-2000; Executive Vice President – Finance and Administration of GEAM and GEIC from 1993 to 1997; Manager –Mergers and Acquisitions Finance for GE from 1989-1993; Vice President – Private Placements of GEIC from 1988-1989.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1993.

John J. Walker

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  57

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 11 years

Principal Occupation(s) During Past 5 years  Executive Vice President and Chief Operating Officer of Geam since January 2008; Chief Financial Officer of GEAM from 1999-2008; Chief Financial Officer of GEIC from 1999-2000 (when GEIC was merged into GEAM); Chief Financial Officer of GE Capital – Global Consumer Finance from 1996-1999; Chief Financial Officer of GE Capital – Commercial Finance from 1992 to 1996; Finance Director of GE Capital – TIFC from 1988-1992.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1999; Director of GE Asset Management Limited (GEAML) since July 1995.

David Wiederecht

Address  c/o GEAM, 3001 Summer St. Stamford, CT 06905

Age  54

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – two year

Principal Occupation(s) During Past 5 Years  President – Investment Strategies since February 2008; Managing

Director – Alternative Investments from 2004 to 2008; Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 2008; Director of Edmunds Holding Company since 1999; Director of The Ritten-house Hotel and Condominium since 1992; Director of Ross-Simons, Inc. since 2001.

Tracie Winbigler

Address  c/o GEAM, 3001 Summer St. Stamford, CT 06905

Age  45

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – less than a year

Principal Occupation(s) During Past 5 Years  GE’s HealthAhead Finance Leader, overseeing all financial aspects of GE’s company-wide initiative to drive employee engagement in a culture of health. Prior to this role, she was the Chief Financial Officer of GE Transportation in Erie, PA, which followed various positions at NBC Universal including Executive Vice President, Chief Financial Officer Integrated Media and Executive Vice President, Chief Financial Officer for TV Group (which includes NBCU’s owned & operated television stations, Sports, Olympics, and Telemundo) and NBCU Digital Media. In 2004, she joined NBCU as Executive Vice President, Chief Financial Officer of the Television Stations Division, which included 14 NBC stations and 15 Telemundo stations. From 2002 - 2004 Tracie was the Chief Financial Officer at GE Nuclear Energy in Wilmington, NC. Earlier in her career she was NBC’s Chief Financial Officer of Affiliate Relations & Broadcast and Network Operations (2000 - 2002), Quality for the GE Plastics Joint Venture in Tokyo. She was a member of GE’s Corporate Audit Staff for six years, after joining the company in its Financial Management Program. Tracie attended Ohio Wesleyan University and graduated with a B.A. degree in Economics with Management Concentration.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Member of the IESE Business School, Global Women’s Forum Advisory Board.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time.

Adam W. Ackerman is an assistant portfolio manager at GE Asset Management. He has served on the portfolio management team for the Elfun Money Market Fund since June 2009. Since joining GE Asset Management in 2005, Mr. Ackerman served in various positions including manager of the global fixed income trading operations and became an assistant portfolio manager in June 2009.

David B. Carlson is the Chief Investment Officer – U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management . Mr. Carlson is the portfolio manager for Elfun Trusts and has served in this capacity since 1988. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Michael J. Caufield is a Senior Vice President of GE Asset Management. He is portfolio manager of the Elfun Tax-Exempt Income Fund and has served in that capacity since October 2000. Mr. Caufield joined GE Asset Management in 1987 as Vice President, manager of fixed income research & analysis and was promoted to Senior Vice President in 1994.

Paul M. Colonna is the President and Chief Investment Officer – Fixed Income and a Director at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the Elfun Income Fund and has been responsible for the fixed income portion of the Elfun Diversified Fund. Mr. Colonna became President – Fixed Income in March 2007. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

James C. Gannon is an assistant portfolio manager of GE Asset Management. He has served on the portfolio management team for the Elfun Money Market Fund since December 2000. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including Trade operations specialist in fixed income, and became an assistant portfolio manager in February 2003.

Greg Hartch is a Senior Vice President – Tactical Asset Allocation at GE Asset Management. He has served as a portfolio manager to the Elfun Diversified Fund since January 2011. Mr. Hartch joined GE Asset Management in 2002 and has held various positions at GE Asset Management including Senior Vice President – Alternative Assets from 2002-2004, Director of Fixed Income Research from 2004-2007 and Managing Director – International Real Estate from 2007 to 2010.

William M. Healey is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the Elfun Income Fund since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Brian Hopkinson is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the Elfun International Equity Fund since joining GE Asset Management in October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

Mark H. Johnson is a Senior Vice President of GE Asset Management and senior portfolio manager of Structured Products. He has been a member of the portfolio management team for the Elfun Income Fund since September 2007. Mr. Johnson joined GE in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GE Asset Management as a Vice President and portfolio manager in 2002 and became a Senior Vice President and senior portfolio manager of Structured Products in 2007.

Ralph R. Layman is the President and Chief Investment Officer – Public Equities and a Director at GE Asset Management. He manages the overall public equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the Elfun International Equity Fund since 1991 and has been

Portfolio	Manager Biographies (continued)

responsible for the international equity portion for the Elfun Diversified Fund since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became and Executive Vice President in 1992 and President -International Equities in March 2007.

Thomas R. Lincoln is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the Elfun Diversified Fund since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. equities. Mr. Lincoln became part of the investment management team for U.S. equities at GE Asset Management in 1997 and a portfolio manager for U.S. equities in 2003.

Michael E. Martini is a portfolio manager at GE Asset Management. He has served on the portfolio management team for the Elfun Money Market Fund since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm’s treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm’s money market/short-term desk.

Paul Nestro is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Elfun International Equity Fund since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in domestic equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

Jonathan L. Passmore is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the Elfun International Equity Fund since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, international equity.

Vita Marie Pike is a Senior Vice President of GE Asset Management. She has served on the portfolio management team for the Elfun Income Fund since March 2005. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Michael J. Solecki is the Chief Investment Officer – International Equities at GE Asset Management. He has served as a portfolio manager of the Elfun International Equity Fund since August 1999. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996 and Senior Vice President in 2000.

Diane M. Wehner is a Senior Vice President of GE Asset Management. Ms. Wehner has been responsible for the mid-cap equity portion of the Elfun Diversified Fund since May 2008. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

David Wiederecht is the President and Chief Investment Officer – Investment Strategies and a Director at GE Asset Management. He has served as a portfolio manager to the Elfun Diversified Fund since January 2011. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director – Alternative Investments from 2004 to 2008, and President – Investment Strategies since 2008.

Portfolio Managers

Elfun International Equity Fund

Team led by Ralph R. Layman

Elfun Trusts

David B. Carlson

Elfun Diversified Fund

Thomas R. Lincoln

Ralph R. Layman

Paul M. Colonna

Diane M. Wehner

Elfun Tax-Exempt Income Fund

Michael Caufield

Elfun Income Fund

Team led by Paul M. Colonna

Elfun Money Market Fund

Team led by Michael E. Martini

Investment Adviser

GE Asset Management Incorporated

Independent Registered Public Accounting Firm

KPMG LLP

Custodian

State Street Bank & Trust Company

Unitholder Servicing Agent

Address all inquiries to:

GE Funds

c/o PNC Global Investment Servicing

P.O. Box 9838

Providence, RI 02940

Officers of the Investment Adviser

James W. Ireland III, Trustee, President and Chief Executive Officer, GE Asset Management Incorporated

Cheryl H. Beacock, Senior Vice President, Human Resources

Paul M. Colonna, Trustee, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, Trustee, President and Chief Executive Officer – Mutual Funds and Intermediary Business

Ralph R. Layman, Trustee, President and Chief Investment Officer – Public Equity Investments

Maureen B. Mitchell, President – Institutional Sales and Marketing (since July 2009)

Steve Rullo, Chief Information Officer (since February, 2011)

Matthew J. Simpson, Trustee, Executive Vice President, General Counsel and Secretary

Donald W. Torey, Trustee, President – Alternative Investments and Real Estate

John J. Walker, Trustee, Executive Vice President, Chief Operating Officer

David Wiederecht, Trustee, President and Chief Investment Officer – Investment Strategies

Tracie Winbigler, Executive Vice President, Chief Financial Officer*

*	Effective January, 2011.

New Online Service

Your Elfun Mutual Fund accounts can now be accessed on the Internet at

www.elfun.org.

Here are some of the benefits of our online service:

•View account balance and transaction history	•View and order tax forms
•Make exchanges	•View quarterly statements
•Redeem shares	•Change address
•Purchase shares	•Re-order money market checks

Many more features will be added to the web site in the future for your convenience.

New Extended Telephone Service

Our Representatives at the Customer Service Center are available Monday to Friday from 8:30 AM to 8:00 PM Eastern Standard Time. Call toll-free, 1-800-242-0134, for assistance.

Automated Voice Response System

You can also access your account anytime during the day, 7 days a week by dialing 1-800-242-0134. Simply follow the menu to obtain information or make certain transactions.

Contact Us By Mail

If you’d like to write to us, address your inquiries regarding your account(s) to:

GE Funds

c/o PNC Global Investment Servicing

P.O. Box 9838

Providence, RI 02940

We are continuing to upgrade a variety of services in order to give you the tools you need to manage your financial objectives. In the meantime, we welcome all your comments and suggestions.

Elfun Funds

3001 Summer Street

Stamford, CT 06905

Distributor

GE Investment Distributors Inc.

Member FINRA and SIPC

3001 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

www.gefunds.com/elfun

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds’ website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds’ website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

ELF 1 (2/11)

PRSRT STD

U.S. POSTAGE

PAID

Permit No. 1793

Lancaster, PA

ITEM 2.	CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Donald W. Torey, Tracie Winbigler and John J. Walker are designated as audit committee financial experts for the Funds; and further that it is the finding of the Board of Trustees that Mr. Torey and Ms. Winbigler qualifies as an audit committee financial experts.Each audit committee member is deemed to be an “interested person” of the Funds as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $15,300 in 2009 and $15,550 in 2010.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the Elfun Funds (the “Funds”) Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund’s independent accountants/auditors (the “Auditor”). As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1. Selection and Pre-Approval of Auditor and Approval of Fees.

(i) The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund’s investment adviser and the extent to which the Auditor provides non-audit services to the Fund’s investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which servicesare not subject to the pre-approval requirements set forth in Section 4 below; (ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board (“ISB”), because, in the Auditor’s professional judgment, such relationships may reasonably be thought to bear on the Auditor’s independence with respect to the Fund; and (iii) monitoring the Auditor’s compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund’s audits and any partner responsible for the reviewing the Fund’s audits. The Audit Committee shall review the Auditor’s specific representations as to its independence.

(b) The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.

2. Meetings with the Auditor. The Audit Committee shall meet with the Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:

(a) to review the arrangements for and scope of the annual audit and any special audits;

(b) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used;

(c) to discuss any matters of concern relating to the Fund’s financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;

(d) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;

(e) to discuss the opinion the Auditor has rendered regarding the Fund’s financial statements;

(f) to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund’s investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund’s principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides “ongoing” services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a “Covered Affiliate” and collectively, “Covered Affiliates”);

(g) to review, in accordance with current standards of ISB, all relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor’s professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;

(h) to consider the Auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and responses thereto by the Fund’s officers and Fund management, as well as other personnel;

(i) to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund’s officers and/or by officers or employees of the Fund management of such improprieties;

(j) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund’s assets and their financial reporting;

(k) to report on the Fund’s qualification under Subchapter M of the Internal Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund’s tax returns; and

(l) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

If the Auditor’s report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund’s fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.

3. Change in Accounting Principles. The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund’s officers.

4. Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5. Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor. The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2009 or 2010 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2009 and $0 in 2010.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates that were not pre-approved.

ITEM 5.	Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The Registrants audit committee members are: Donald W. Torey, Tracie Winbigler and John J. Walker.

ITEM 6.	Schedule of Investments.

Attached as part of ITEM 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

ITEM 10.	Submission of Matters to a Vote of Security Holders.

No material changes.

ITEM 11.	CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of James W. Ireland and Eunice Tsang as principal executive officer and principal financial officer, respectively of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Elfun Money Market Fund

By:	/S/ JAMES W. IRELAND
James W. Ireland
Trustee, President and Chief Executive Officer GE Asset Management Incorporated

Date:	March 09, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ JAMES W. IRELAND
James W. Ireland
Trustee, President and Chief Executive Officer GE Asset Management Incorporated

Date:	March 09, 2011

By:	/S/ EUNICE TSANG
Eunice Tsang
Treasurer, Elfun Funds

Date:	March 09, 2011

EXHIBIT INDEX

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.